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                           MFS(R)/Sun Life Series Trust

                       SEMIANNUAL REPORT o June 30, 2001

Bond Series
Emerging Markets Equity Series
Global Asset Allocation Series
Global Government Series
Global Total Return Series
Government Securities Series
High Yield Series
International Investors Trust Series
  (Formerly known as International Growth and Income Series)
Money Market Series
Strategic Income Series



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Table of Contents

Letter from the President .....................................           1

Management Review and Outlook .................................           3

Performance Summary ...........................................           8

Results of Shareholder Meeting ................................          10

Portfolio of Investments ......................................          12

Financial Statements ..........................................          36

Notes to Financial Statements .................................          47

Board of Managers and Officers ................................  Back Cover



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  NOT FDIC INSURED             MAY LOSE VALUE             NO BANK GUARANTEE
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Letter from the President

Dear Contract Owners,

Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

Diversify

The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

Expect reasonable returns

It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 10%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

Develop a long-term financial plan with the help of an investment professional

Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more


                                                                               1
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Letter from the President -- continued

"normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur
-------------------
C. James Prieur
President of the MFS(R)/Sun Life Series Trust

July 16, 2001

Investments in variable annuities will fluctuate and may be worth more or less upon redemption. Past performance is no guarantee of future results.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
     (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Stock Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

Management Review and Outlook

Bond Series

For the six months ended June 30, 2001, the series provided a total return of 3.19%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a 3.51% return over the same period for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. During the same period, the average corporate-debt "BBB"-rated portfolio tracked by Lipper Inc., an independent firm that reports performance, returned 3.73%.

Most bonds outperformed stocks over the period, as the economy slowed and the Federal Reserve Board (the Fed) acted aggressively to avert a recession, cutting short-term interest rates six times in the first half of 2001. Against that backdrop, however, various types of bonds took divergent paths. Treasury securities posted modest gains as the Fed lowered rates, but slowed from the rally they had enjoyed in 2000. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Investment-grade corporate bonds snapped back from a late-2000 slump. High-yield corporate bonds, however, remained under pressure through much of the period due to worries over high default rates and weak economic conditions.

Our decision to increase the portfolio's stake in investment-grade corporates proved beneficial as that sector steadily improved over the period. A fairly large weighting in energy bonds also helped performance during the period. Throughout much of the past year, oil companies reported gains as the price of crude rose and stayed relatively high. This environment helped our investments in Apache Corp. and Alberta Energy, which were sold out of the portfolio during the period, and in Gulf Canada, which remained a portfolio holding.

We think investment performance can often be affected as much by avoiding certain securities as by owning others, and this period seemed to demonstrate that repeatedly. Due to our research efforts, we successfully avoided a number of high-profile blowups among certain high-grade companies. We also had relatively light weightings in high-yield bonds issued by telecom companies, which in general have plummeted over the past 6-12 months. That said, our holdings in PSINet did hurt performance, with the company ultimately filing for bankruptcy protection. Other holdings that detracted from performance included companies with asbestos liabilities, including Georgia Pacific, which was sold out of the portfolio during the period.

In the high yield area, we maintained a relatively defensive stance, concentrating on utility, cable, and media companies, including Chancellor Media. These areas have had a reputation for being recession-resistant, and each performed quite well. We also emphasized bonds issued by companies we felt were positioned to "crossover" from high-yield status to investment-grade status. These bonds tended to be underappreciated because they did not offer as much yield as other high-yield bonds; that allowed us to buy them at what we think were attractive prices and potentially benefit from their crossover into investment-grade territory.

In late 2000 and into 2001, our worries over accelerating prepayments in a potentially declining interest rate environment led us to scale back our mortgage holdings in favor of corporate bonds. In addition, we generally kept the series' duration within a relatively small range similar to that of our benchmark Lehman Index. (Duration is a measure of a bond's sensitivity to changes in interest rates.) We prefer this approach because we feel that large duration bets can lead to unpredictable returns, which can easily overwhelm other factors over which we have more control, such as security selection. We also made slight strategic adjustments to our duration along the way, lengthening or shortening duration as opportunities arose.


2
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Management Review and Outlook -- continued

Looking at the period ahead, we feel the Fed's program of interest rate cuts may help the economy avert a recession. Although we anticipate perhaps another rate cut or two in the coming months, we think interest rates are approaching a bottom and may remain low for a while. Amid those conditions, we expect corporate bonds to perform well, as revenues could become buoyed and credit quality could also improve. That said, we intend to closely monitor energy prices and other potentially inflationary influences on the economy.

Emerging Markets Equity Series

For the six months ended June 30, 2001, the series provided a total return of 2.27%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of -1.78% and -1.19%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, and the Lipper Emerging Markets Portfolios Index (the Lipper Index). The MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in 19 emerging markets. The Lipper Indices are unmanaged, net asset value-weighted indices of the largest qualifying portfolios within their respective classification, adjusted for the reinvestment of capital gains distributions and income dividends.

A slowdown in the technology sector burdened most global markets during the period as technology stocks continued to react sharply to declining equipment sales, specifically, sales of personal computers, servers, networking equipment, and wireless telephones. Fortunately, our research allowed us to anticipate this slowdown early last year, and we sharply reduced our exposure to technology stocks. Our exposure to technology stocks has remained low this year at just 4.5% of the portfolio's assets. Our decision to reduce our technology holdings was the primary contributor to the series' strong relative performance versus its benchmark and its peers.

The slowdown in technology and telecommunications spending had large ramifications in South Korea and Taiwan, where many manufacturers make components for computer and telecommunications equipment such as dynamic random access memory (DRAM) chips. Fortunately, our analysts in Asia recognized the rapid reduction in demand for technology and telecommunications products and services before many of these companies began to announce earnings shortfalls.

In recent months, however, investors' began to believe that there was cause for optimism. Given the dramatic declines we experienced in technology and telecommunications spending, investors have seen signs that the spending cycle may be near its low point. As a result, we think emerging markets manufacturers could well be the first to rally if spending begins to increase. Furthermore, the slowdown in the United States supported the Federal Reserve Board (the Fed) aggressive interest rate cuts, which we believe have started to lower financing costs for dominant emerging markets companies.

We continued to find opportunities among an eclectic mix of companies and industries. Prominent examples include Brazilian aircraft manufacturer Embraer and Mexican airport operator Grupo Aeroportuario, both of these companies continued to exhibit strong growth potential in our view. Another area that looked attractive to us were producers of copper and gold, which benefited from firm prices and uncertainty surrounding equity markets, and the strong price of platinum boosted the stock prices of our holdings in Anglo American Platinum and Impala Platinum.

As we enter the second half of the year, we think the rally many emerging markets experienced in recent months may continue, but we feel they are still susceptible to setbacks amid uncertainty surrounding the U.S. economy and corporate earnings. In this situation, we believe that emerging markets offer beneficial diversification potential for U.S. investors. Although these markets are unlikely to entirely shrug off severe declines in developed markets, the positive fundamental business conditions for many companies and very attractive valuations nonetheless remain attractive advantages in our view. In addition, we think most emerging markets are still achieving healthy growth rates above 3%. China's economy continues to grow at a good annual pace. We think Mexico will continue to grow at a healthy rate because their consumers have continued to spend despite slowing exports to the United States.

Global Asset Allocation Series

For the six months ended June 30, 2001, the series provided a total return of -4.32%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period for the series' following benchmarks: -6.70% for the Standard & Poor's 500 Stock Index (the S&P 500); -14.75% for the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index; 3.62% for the Lehman Brothers Aggregate Bond Index (the Lehman Index); and -6.73% for the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index). The S&P 500 is an unmanaged but commonly used measure of common stock total return performance. The MSCI EAFE is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. The Lehman Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Morgan Index is an unmanaged aggregate of actively traded government bonds issued from 12 countries (excluding the United States) with remaining maturities of at least one year. During the same period, the average global flexible portfolio tracked by Lipper Inc. returned -5.23%.

Despite the series' negative returns during the first half of the year, the portfolio managed to outperform its equity benchmarks due in large part to our underweighting in equities, overweighting in bonds, and favorable security selection in the fixed-income component of the portfolio. Our international equity holdings also contributed to performance.

During a difficult period for equity markets around the world, strong security selection in U.S. bonds in particular provided an important contribution to performance. As declining interest rates provided a significant boost to bond valuations, the series' exposure to U.S. Treasuries and agency issues helped as these bonds rallied following an aggressive series of interest-rate cuts by the Federal Reserve Board. Some of our foreign bond holdings also helped performance but the negative effect of a surging dollar erased some positive returns for these securities when measured in U.S. dollars. The series' performance was negatively affected by its growth bias on the U.S. equity side of the portfolio.


                                                                               3
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Management Review and Outlook -- continued

Trying to identify the best investment opportunities from around the world is at the heart of our stock selection philosophy and process. As a result, the portion of the series' assets allocated to foreign and domestic equities will vary, over time. When we last reported to contract owners in December 2000, the series' investments in U.S. equities totaled 43.5%. That allocation increased slightly, to 44.2% at the end of June 2001. More significantly, however, was the increase in European equities, which now stands at 22.4% as compared to 19.3% at the beginning of the period.

The gradual shift in favor of European equities was a byproduct of strategic investments that broadened the series' exposure across a wide range of sectors and industries including technology, financial services, basic materials, media, and consumer stocks. While the economic slowdown in the United States and abroad resulted in waves of profit warnings from virtually every sector, and negative sentiment took stock prices down, the series' diversification aided performance. In addition, we believe we were fortunate to pick up attractive bargains in a variety of sectors, adding to the portfolio in several high-quality stocks valued below what we consider their long-term worth.

Syngenta, the series' largest holding at the end of the period, is a good example of an opportunity that we feel was initially unappreciated by the market. In our view, investors had little interest in, or knowledge of, the agricultural chemical business, which resulted in weak performance for Syngenta's stock. More importantly, however, we think internal cost-cutting initiatives at the company can generate significant growth in earnings and cash flow over the next couple of years.

Looking at the market as a whole, we feel we're a lot closer to a more rationally priced market than we were six or 12 months ago. A lot of excessively high stock valuations appear to have been wrung out of the market, and we think the worst of the selling may be over. That said, we think the global securities markets could remain volatile for some time until we see signs that the U.S. economy has emerged from its slump. In large part, we think the local economies of many foreign regions are reflective of the direction of the U.S. economy. In this environment, we believe the investors who conduct the most extensive research will have the best opportunity to outperform the market. We think one of MFS' strengths is our worldwide team of analysts researching and attempting to uncover the best investment ideas in the world, and this could benefit the series going forward.

Global Governments Series

For the six months ended June 30, 2001, the portfolio provided a total return of -4.92%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -4.56% over the same period for the series' benchmark, the Salomon Brothers World Government Bond Index (the Salomon Index). The Salomon Index is an unmanaged index of complete universes of government bonds with remaining maturities of at least five years.

Due to a very weak economy, the Federal Reserve Board (the Fed) lowered short-term interest rates six times during the first six months of 2001 from 6.5% to 3.75%. In particular, the U.S. manufacturing sector remained quite weak with corporate earnings at depressed levels. Unemployment increased as firms continued to cut costs. Somewhat surprising during this period, however, was that consumers continued to spend while increasing their debt.

Globally, while not as aggressive as the Fed, both the European Central Bank
(ECB) and Japan have lowered their respective short-term rates. The Japanese economy remained at or near recession levels. Meanwhile, partly due to a weaker U.S. economy, European growth started to weaken during the second quarter of this year. Consequently, inflation has peaked in Europe and appears to now be headed down in our view. Inflation in both Japan and the United States remain benign.

In spite of the Fed's rate cuts, yields on U.S. bonds actually increased in the first half of this year as investors anticipated an end to the Fed's aggressive easing. As a result of higher yields and a stronger U.S. dollar, the portfolio experienced negative total returns. In addition, a large portion of the Salomon Index is denominated in euros and yen. As a result, while the portfolio maintained a neutral weighting relative to the benchmark in euros and yen, the stronger U.S. dollar detracted from performance. On the positive side, the portfolio was helped by our overweighted position in U.S. Treasuries, which outperformed most other fixed-income markets. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

In our view, the global economy will remain largely dependent on the outlook for the U.S. economy. The main question now seems to be what kind of effect rising U.S. unemployment and lower consumer confidence might have on spending. We believe the near-term outlook for the U.S. and global economies appears vulnerable to additional weakness in such an environment. However, we also think the major central banks will maintain their accommodative monetary policy which could help support the present levels of global interest rates.

Global Total Return Series

For the six months ended June 30, 2001, the series provided a total return of -4.76%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to the following returns over the same period for the series' multiple benchmarks:
-6.70% for the S&P 500, -6.03% for the Lipper Global Flexible Portfolio Index (the Lipper Index); and -7.94% for a customized benchmark comprised of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% of the J.P. Morgan Global Government Bond Index (the Morgan Index). This customized index is composed of the MSCI World Index, a broad, unmanaged market-capitalization-weighted total return index which measures the performance of 23 developed-country global stock markets, and the J.P. Morgan Global Government Bond Index, an unmanaged aggregate of actively traded government bonds issued from 13 countries (including the United States) with remaining maturities of at least one year. During the same period, the average global flexible portfolio tracked by Lipper Inc., returned -5.23%.

Amid one of the most turbulent periods for equities around the world, the series benefited from strong security selection within its fixed-income and equity holdings; beneficial regional exposure also aided performance as the United States and Europe were among the largest contributors. In addition, as market sentiment continued to favor undervalued, high-quality, established companies, our minimal exposure to technology and a bias toward value-oriented stocks helped performance. Other contributors included our significant exposure to the financial services, health care, consumer staples, and industrial goods and services sectors.


4
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Management Review and Outlook -- continued

Our country allocations are ancillary to our bottom-up company-by-company stock selection process, which is dictated by our Original ResearchSM investment process. That process led us to invest in a broad range of countries and industries; however, we found a greater number of opportunities for growth and capital appreciation in the United States. We found opportunities in the financial services sector. Specifically, we continued to increase our positions in diversified financial services and multi-line insurance companies such as St. Paul Companies. Within the health care industry, we liked the prospects of pharmaceutical companies such as Eli Lilly. We also increased our exposure across the consumer staples, industrial goods, and energy sectors, as we see improving or favorable earnings outlooks for many of these companies.

We believe the severe selloff we've experienced in the global equity markets during the past year amplifies the importance of diversification and sticking to an investment discipline. Our primary goal was to find high-quality companies across a broad range of industries. During a period in which many companies were issuing warnings of slower earnings growth, our focus was to avoid those that we believed had a high chance of missing their earnings estimates. In this environment, we stuck to our basics -- extensive Original ResearchSM, which painstakingly analyzes and researches each security in which we invest.

Another key component of the portfolio's strategy has been its weighting of high-quality fixed-income securities, designed to cushion the blow of downturns in the global stock market. In light of the extreme volatility in the global equity markets, the benefits of this strategy were highlighted during the past few months. The portfolio typically invests in government or government-guaranteed bonds, such as U.S. Treasuries and high-quality sovereign credits. Our focus remained on dollar-bloc bonds, particularly in the United States, and our heavy concentration in U.S. Treasuries proved to be among the best-performing bonds in the global fixed-income marketplace. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Looking ahead we don't pretend to be able to predict in which direction the market is headed. That said, we believe that the portfolio's balanced strategy should continue to be beneficial as the global markets are likely to remain volatile amid concerns about corporate earnings and economic growth. As always, we plan to take full advantage of any buying opportunities offered by further declines in the market while strategically selecting securities in an effort to help reduce the portfolio's overall risk.

Government Securities Series

For the six months ended June 30, 2001, the series provided a total return of 2.94%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of 3.00% over the same period for the series' benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index). The Lehman Index is an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. During the same period, the average general U.S. government portfolio tracked by Lipper Inc., returned 1.89%.

As the Federal Reserve Board (the Fed) embarked on an aggressive interest-rate cutting campaign, we increased the series' exposure to intermediate-maturity Treasuries because they have tended to perform better in a declining interest-rate environment. While most government securities benefited from lower interest rates, we underweighted short-term Treasuries, which have tended to underperform relative to longer-maturity bonds when the Fed is lowering short-term interest rates. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Early in the period, as the U.S. and global economies continued to show signs of slowing, we increased our holdings in longer-term Treasuries and government agency bonds as a way to potentially take advantage of historically attractive spreads and to gain additional yield for the series.

We also underweighted mortgage-backed securities (MBSs) during the period. Within a falling-rate environment, MBSs are unattractive due to increased refinancing activity. Mortgage holders tend to pay off their loans early in order to take advantage of lower borrowing costs, and the holder of the MBS is then left to reinvest the principal at lower prevailing rates. Later in the period, however, we've started to buy some mortgage securities because their prices and yields became more attractive to us. We also liked them because according to our research it appeared that much of the risk of prepayment was priced into the market and refinancing activity appeared to be at or near a peak.

Going forward, we think a main issue will be whether or not businesses will be able to work through an economic downturn and resume capital expenditures in the technology area without unemployment going that much higher. We feel any surge in the jobless rate would dampen consumer spending both for those who have lost their jobs as well as for those who fear losing them. Fortunately, the fiscal and monetary policies that have characterized the first few months of 2001 seemed to be geared toward increasing economic growth. We think the tax cut that has worked its way through Congress could provide a substantial stimulus to growth. In addition, the Fed has made it clear through both its words and its actions that it stands ready to lend support to the economy. While it appears the Fed is nearing the end of its rate-cutting campaign, we remain positive on the long-term outlook for government securities.

High Yield Series

For the six months ended June 30, 2001, the series provided a total return of 1.66%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of 3.93% and -1.11%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Bond Index (the Lehman Index), and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1", a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index.

After a strong start to the new year, the high yield market again succumbed to the uncertainty surrounding the economy and corporate earnings. As is typically the case when investors are worried about corporate earnings growth, there was a dramatic divergence in the market, with better quality bonds outperforming weaker issues within the high-yield sector. Given an environment of slowing economic growth and rising defaults, we continued to upgrade the credit quality of the portfolio by selling lower-quality issues and replacing them with "BB"-rated bonds.

The main factor that hampered the series' performance relative to the Lehman Index was our higher weighting at the beginning of the year in telecommunication credits. While we vigilantly monitored the credit outlook of our telecommunication holdings and did reduce our exposure to this sector, these holdings detracted from performance. Increased price competition and the lack of additional funding caused the telecommunication sector to be the worst performing sector of the high yield market this year.

On the positive side, the series' conservative positioning helped preserve investors' capital during the market's recent weakness. Holdings in large defensive hospital management companies such as HCA and Tenet Healthcare provided stability to the portfolio during a volatile period. We also continued to like many companies in the gaming and media sectors that have shown improving cash flows and profitability outlooks. Names such as Charter Communications and MGM Grand remained prominent positions.

Our investment philosophy is based on the belief that avoiding credit problems is as important as picking the best performing bonds. We focus on preserving capital because bonds have limited price upside and substantial downside. For example, the series owned the bonds of R&B Falcon, an offshore driller that was acquired by Transocean, an investment grade company. R&B Falcon bonds then appreciated in value. We think that scenario is the best bond investors can generally hope for. However, when a high yield bond defaults, the average recovery has been about 40 cents on the dollar. Therefore, high yield investing is very different than equity investing where a problem stock can be offset by a couple of highfliers. Our investment philosophy was very appropriate this year as not many issuers earned higher credit ratings during this difficult period for the market. The R&B Falcon example also shows the importance of our research in that our analysts are able to identify what we think are attractive investment opportunities even during weak markets.

We think the market environment will remain challenging in the near-term but that investors are getting paid to wait and that the market has upside potential. While it will take some time for the market to work through all of the problems in the telecom sector, we believe that the market has largely discounted the problems in this sector. The spread between the yield on high yield bonds and government securities is now about 7.4% compared to its historic average of 5.0%. So if the spread were to return to more normal levels, there is the potential for significant capital appreciation. Despite a recent slowdown, we have seen more cash coming into the market. We believe these cash reserves, along with attractive yields, could help the high-yield market rebound, especially if the economy begins to show signs of a recovery.

International Investors Trust Series
(Formerly known as International Growth and Income Series)

For the six months ended June 30, 2001, the series provided a total return of -8.44%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to returns over the same period of -14.75% and -12.53%, respectively, for the series' benchmarks, the MSCI, EAFE Index, and the Lipper International Portfolio Index (the Lipper Index).

While the international investment environment remained challenging, our emphasis on high-quality companies and our conservative approach to stock-picking were two major factors that contributed to the series' favorable performance versus its benchmarks. More specifically, as overseas economies slowed and corporate profitability waned last year, we took great care to focus on stocks that we believed possessed superior investment characteristics, including attractive valuations, healthy business fundamentals, effective management, strong market positions, and improving growth prospects.

Our focus on high-quality companies was well illustrated by our investment decisions within the technology sector. We remained significantly underweighted in the sector versus the MSCI EAFE Index, which proved to be very beneficial as the tech sector suffered significant losses during the period. In addition, our underweighting in telecommunications stocks aided performance. Nevertheless, our well-chosen position in NTT DoCoMo produced strong results, as the company remained the dominant player in the Japanese and Asian wireless and data transmission industries. Emphasis on consumer staple companies such as Diageo, transportation stocks such as Canadian National Railway, and energy companies such as Total Fina and Royal Dutch Petroleum also aided our performance.

On the negative side, the leisure and media industries hurt performance during the period. More specifically, our holdings in TV and radio operators such as TV Francais detracted from performance as earnings at such companies were hurt by declining advertising revenues. The series remained significantly underweighted in the technology and telecommunications sectors versus the MSCI EAFE Index, however, the holdings we maintained detracted from total return. Despite what we believed were the highest-quality companies within these groups, holdings such as ST Microelectronics and Vodafone hurt performance.

In our opinion, it is likely that economic news and earnings reports will continue to be negative for the next couple of quarters. That said, it is important to remember that capital markets have tended to exhibit positive change several months before leading economic indicators register improvements. While our outlook remains cautious in the near term, we believe the Federal Reserve Board may initiate further interest rate cuts to spur economic growth, which could also bode well for overseas markets. Additionally, our research suggests that many international equity markets are beginning to look undervalued, and we have found many attractive buying opportunities. European and Japanese equities, in particular, are looking increasingly attractive to us on the basis of valuations and business fundamentals.

Money Market Series(1,6,8,10)

Following one of the most aggressive campaigns to cut interest rates the Federal Reserve Board (the Fed) reduced the fed funds rate from 6.5% in early January to 3.75% at the end of June. While we've seen the yield on the series decline during the period, the series' positive results provided a safer haven for many investors, relative to more risky investments.

In anticipation of the Fed's rate reductions, early in the period we lengthened the series' maturity and targeted 55-65 days for the average maturity of the series' holdings. By doing so, we were able to lock in higher yields in a declining interest rate environment; at the same time our goal was to protect the series from possible credit problems by avoiding money market securities with maturities longer than 65 days. Toward the end of the period, we maintained our outlook for short-term interest rates and targeted 50 days for the average maturity of the series' holdings.

Although rates seem to reflect the belief that the Fed is near the end of its rate-cutting program, economic fundamentals have been very mixed, and we think the Fed will likely wait for additional data over the next couple months to gain a better picture of the economic outlook for the second half of the year. At that point, we think the Fed could go either way with interest rates, although its clear goal is to steer the economy toward sustainable economic growth. At the end of the period, we think the series was positioned to take advantage of a relatively stable interest rate environment in the near term.

We continued to limit the series' investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to help provide security against credit risk. On June 30, 2001, approximately 93% of the portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.

Investments in the series are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the series seeks to preserve the value at $1.00 per unit, it is possible to lose money by investing in the series.

Strategic Income Series

For the six months ended June 30, 2001, the series provided a total return of 0.12%. This return includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges. The series' return compares to returns over the same period for the following benchmarks, which are unmanaged indices: 3.51% for the Lehman Brothers Government/Credit Bond Index (the Lehman Index), -4.56% for the Salomon Brothers World Government Index (the Salomon Index), and 3.93% for the Lehman Brothers High Yield Bond Index. During the same period, the average multi-sector income portfolio tracked by Lipper Inc. returned 1.14%.

The high-yield sector turned out to be the best-performing area of the market over the period. We believe the sector rallied because the bond market began to look through the current economic downturn and anticipate a recovery. In our experience, markets have tended to anticipate economic events by roughly six to nine months, and that is what we think happened.

Our emerging market holdings also benefited from the market's more upbeat outlook. Emerging market bonds had been performing well for much of 2000 as the market seemed to recognize that many emerging market countries were starting to get their political and economic houses in order. The sector received an additional boost as the market appeared to look beyond the current downturn and favor lower-quality, higher-yielding securities. Toward the end of the period, however, it became apparent that Argentina's struggling economy was casting doubt on the country's ability to repay its debt. Fortunately, our emerging market team had believed since last year that Argentinian bonds were becoming overly risky, and our holdings in Argentinian debt have been minimal for some time. As of the end of the period, our view was that Argentina's problems do not appear to be seriously contagious to other emerging market nations.

International high-grade sovereign bonds, particularly those of European countries, underperformed over the period, and our holdings in that area, although small, detracted from returns. We believe the reluctance of the European Central Bank to cut interest rates, in comparison to aggressive rate cutting by the U.S. Federal Reserve Board (the Fed), was a factor that led European high-grade bonds to underperform.

Another area that detracted from performance was our high-yield holdings in telecommunications companies, contrary to the overall positive trend in the high-yield sector. Due largely to over investment which led to a glut of capacity, telecommunications firms were one of the worst performing segments of the equity market, and this weakness also affected their debt offerings.

We feel the Fed's program of interest rate cuts was a factor that helped push investors toward high-yield corporates and emerging market debt. As rate cuts made lower-yielding investments such as money market funds and certificates of deposit less rewarding, higher-yielding areas of the market became more attractive.

Looking at the overall economic picture, we think the overwhelming story here is the resiliency of the U.S. economy, despite what has happened in the stock market. Two important things have happened. One, the Fed has been cutting interest rates aggressively, which we believe could make it easier for businesses to start expanding again. And, two, Congress has cut taxes, which could increase take-home pay for most of us as early as this fall. We think both of these factors could help stimulate the economy, and we feel the economy may begin improving by the fourth quarter of this year or early 2002.

Based on past experience, an improving economy would probably not be good for Treasuries because interest rates might eventually rise. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) However, corporate bonds and other credit-linked bonds have historically tended to do well in an improving economy because investors have more confidence that interest and principal payments will be made. So we think the best opportunities going forward will be in U.S. corporate bonds, both high grade and high yield. As of the end of the period, our high-yield allocation was below the maximum level we feel is consistent with managing risk for our contract owners, and we anticipate adding to this area as opportunities allow. We also anticipate increasing our corporate high-grade exposure.

Convertible bonds are another sector that we think may perform well as the economy improves, and we plan to add moderately to that sector. Convertible bonds, or converts, are bonds that can be converted into stock at a predetermined price. The disarray in the stock market has beaten down prices of converts and offered us what we feel are some good buying opportunities.

                        --------------------------------

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

Performance Summary

Because MFS(R)/Sun Life Series Trust is designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. (See Notes to Performance Summary.)

                   Total Rates of Return through June 30, 2001

Bond Series(2,3,4,7,10)

                                          6 Months 1 Year   3 Years   Life*
--------------------------------------------------------------------------------
Cumulative Total Return                    +3.19%  +10.26%  +17.14%  +19.48%
--------------------------------------------------------------------------------
Average Annual Total Return                   --   +10.26%   +5.41%   +5.81%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2001.

Emerging Markets Equity Series(2,9,10)

                                 6 Months  1 Year  3 Years  5 Years    Life*
--------------------------------------------------------------------------------
Cumulative Total Return           +2.27%  -16.94%   +2.28%   -6.93%   -6.84%
--------------------------------------------------------------------------------
Average Annual Total Return          --   -16.94%   +0.75%   -1.43%   -1.39%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, June 5, 1996, through June 30, 2001.

Global Asset Allocation Series(2,3,4,5,9,10)

                                 6 Months  1 Year  3 Years  5 Years   Life*
--------------------------------------------------------------------------------
Cumulative Total Return           -4.32%   -9.00%   +7.47%  +37.99%  +85.71%
--------------------------------------------------------------------------------
Average Annual Total Return          --    -9.00%   +2.43%   +6.65%   +9.77%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 7, 1994, through June 30, 2001.

Global Government Series(2,3,4,5,7,9,10)

                                 6 Months  1 Year  3 Years  5 Years   Life*
--------------------------------------------------------------------------------
Cumulative Total Return           -4.92%   -2.97%   +3.72%  +10.03%  +70.00%
--------------------------------------------------------------------------------
Average Annual Total Return          --    -2.97%   +1.22%   +1.93%   +5.45%
--------------------------------------------------------------------------------
Global Total Return Series(1,5,7,10)

                                 6 Months  1 Year  3 Years  5 Years   Life*
--------------------------------------------------------------------------------
Cumulative Total Return           -4.76%   -4.82%  +12.60%  +54.12%  +92.22%
--------------------------------------------------------------------------------
Average Annual Total Return          --    -4.82%   +4.04%   +9.04%  +10.34%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, November 7, 1994, through June 30, 2001.

Government Securities Series(6,7,10)

                                 6 Months  1 Year  3 Years  5 Years   Life*
--------------------------------------------------------------------------------
Cumulative Total Return           +2.94%  +10.71%  +18.46%  +39.46% +103.92%
--------------------------------------------------------------------------------
Average Annual Total Return          --   +10.71%   +5.81%   +6.88%   +7.39%
--------------------------------------------------------------------------------
High Yield Series(1,4,5,10)

                                 6 Months  1 Year  3 Years  5 Years   Life*
--------------------------------------------------------------------------------
Cumulative Total Return           +1.66%   -5.30%   -3.24%  +25.61% +127.13%
--------------------------------------------------------------------------------
Average Annual Total Return          --    -5.30%   -1.09%   +4.67%   +8.55%
--------------------------------------------------------------------------------

International Investors Trust Series(1,9,10)

                                 6 Months  1 Year  3 Years  5 Years   Life*
--------------------------------------------------------------------------------
Cumulative Total Return           -8.44%  -13.88%   +6.58%  +36.50%  +44.28%
--------------------------------------------------------------------------------
Average Annual Total Return          --   -13.88%   +2.15%   +6.42%   +6.59%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, October 2, 1995, through June 30, 2001.

Strategic Income Series(2,3,4,5,7,10)

                                          6 Months 1 Year   3 Years   Life*
--------------------------------------------------------------------------------
Cumulative Total Return                    +0.12%   +1.32%   +7.00%   +8.17%
--------------------------------------------------------------------------------
Average Annual Total Return                   --    +1.32%   +2.28%   +2.52%
--------------------------------------------------------------------------------

* For the period from the commencement of the series' investment operations, May 6, 1998, through June 30, 2001.

Notes to Performance Summary

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and units, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Visit www.mfs.com for more current performance results.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of fees and charges imposed by insurance company separate accounts.

Risk Considerations

(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. They may be greater returns but also greater risk than with U.S. investments.

(2) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(3) The portfolio may invest in derivative securities, which may include futures and options. These types of hedging instruments can increase price fluctuation.

(4) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

(5) This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

(6) Government guarantees apply to the underlying securities only and not to the prices and yields of the managed portfolio.

(7) The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgage are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

(8) Investments in the portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes.

(9) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

(10) These risks may increase unit price volatility. Please see the prospectus for details.

Results of Shareholder Meeting (Unaudited)

At the Special Meeting of Shareholders, which was held on March 23, 2001, the following actions were taken:

Item 1. To elect a Board of Trustees:

                                                                    Emerging          Global                            Global
                                                                     Markets           Asset            Global           Total
                                                    Bond             Equity         Allocation        Government        Return
                                                   Series            Series           Series            Series          Series
--------------------------------------------------------------------------------------------------------------------------------
Samuel Adams               Affirmative            7,126,641         4,071,712        7,372,832         5,896,674       6,276,600
                              Withhold              105,810           123,247          295,698           126,363         140,994

J. Kermit Birchfield       Affirmative            7,143,420         4,078,717        7,387,938         5,910,346       6,300,088
                              Withhold               89,031           116,242          280,592           112,691         117,506

Robert C. Bishop           Affirmative            7,156,294         4,088,659        7,418,383         5,910,346       6,300,088
                              Withhold               76,157           106,300          250,147           112,691         117,506

Frederick H. Dulles        Affirmative            7,146,313         4,078,297        7,417,693         5,909,443       6,299,446
                              Withhold               86,138           116,662          250,837           113,594         118,148

William R. Gutow           Affirmative            7,153,401         4,076,074        7,387,632         5,905,467       6,298,291
                              Withhold               79,050           118,885          280,898           117,570         119,303

David D. Horn              Affirmative            7,156,294         4,076,578        7,418,383         5,908,238       6,300,088
                              Withhold               76,157           118,381          250,147           114,799         117,506

Derwyn F. Phillips         Affirmative            7,153,401         4,074,270        7,392,386         5,901,312       6,284,814
                              Withhold               79,050           120,689          276,144           121,725         132,780

C. James Prieur            Affirmative            7,156,294         4,089,205        7,411,175         5,901,733       6,299,446
                              Withhold               76,157           105,754          257,355           121,304         118,148

Ronald G. Steinhart        Affirmative            7,156,294         4,080,353        7,414,242         5,902,456       6,300,088
                              Withhold               76,157           114,606          254,288            120,581        117,506

Haviland Wright            Affirmative            7,156,294         4,088,113        7,410,944         5,909,683       6,299,446
                              Withhold               76,157           106,846          257,586           113,354         118,148

                                                 Government                        International       Money           Strategic
                                                 Securities        High Yield        Investors         Market           Income
                                                   Series            Series            Series          Series           Series
--------------------------------------------------------------------------------------------------------------------------------
Samuel Adams               Affirmative           39,106,896        44,343,012        6,123,595       427,245,344       3,352,814
                              Withhold              900,568         1,174,348          184,512        13,340,953          64,241

J. Kermit Birchfield       Affirmative           39,153,705        44,450,432        6,177,592       428,302,751       3,352,814
                              Withhold              853,759         1,066,926          130,515        12,283,546          64,241

Robert C. Bishop           Affirmative           39,207,715        44,519,164        6,174,754       428,311,563       3,352,814
                              Withhold              799,749           998,196          133,353        12,274,734          64,241

Frederick H. Dulles        Affirmative           39,172,508        44,465,909        6,180,305       428,311,563       3,352,814
                              Withhold              834,956         1,051,451          127,802        12,274,734          64,241

William R. Gutow           Affirmative           39,178,509        44,441,785        6,177,592       427,174,850       3,352,814
                              Withhold              828,955         1,075,575          130,515        13,411,447          64,241

David D. Horn              Affirmative           39,172,908        44,471,826        6,171,789       428,258,692       3,352,814
                              Withhold              834,556         1,045,534          136,318        12,327,605          64,241

Derwyn F. Phillips         Affirmative           39,162,506        44,383,978        6,166,932       427,333,461       3,352,814
                              Withhold              844,958         1,133,382          141,175        13,252,836          64,241

C. James Prieur            Affirmative           39,171,308        44,509,605        6,180,305       428,329,186       3,352,814
                              Withhold              836,156         1,007,755          127,802        12,257,111          64,241

Ronald G. Steinhart        Affirmative           39,210,115        44,469,095        6,171,978       428,342,404       3,352,814
                              Withhold              797,349         1,048,265          136,129        12,243,893          64,241

Haviland Wright            Affirmative           39,190,511        44,487,302        6,177,592       428,351,215       3,352,814
                              Withhold              816,953         1,030,058          130,515        12,235,082          64,241

Item 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust:

                                 Affirmative       Against       Abstain
--------------------------------------------------------------------------------
Bond Series                        6,395,367       332,837       504,247
Emerging Markets Equity Series     3,918,888        79,453       196,618
Global Asset Allocation Series     6,830,436       165,947       672,147
Global Governments Series          5,630,998       116,846       275,193
Global Total Return Series         5,872,291       100,307       444,996
Government Securities Series      36,281,169     1,098,205     2,628,090
High Yield Series                 42,004,330       896,692     2,616,338
International Investors Trust      5,731,862       224,001       352,244
Money Market Series              387,275,355    29,417,947    23,892,995
Strategic Income Series            3,149,055        93,559       174,441

Item 3. To amend, remove or add certain fundamental policies of the Series:

                                 Affirmative       Against       Abstain
--------------------------------------------------------------------------------
Bond Series                        6,293,751       333,778       604,922
Emerging Markets Equity Series     3,876,184       107,810       210,965
Global Asset Allocation Series     6,759,120       150,610       758,800
Global Governments Series          5,516,440       144,010       362,587
Global Total Return Series         5,814,661       129,379       473,554
Government Securities Series      36,222,358     1,043,795     2,741,311
High Yield Series                 41,972,923       762,871     2,718,566
International Investors Trust      5,696,726       235,229       376,152
Money Market Series              394,267,460    20,667,903    25,650,934
Strategic Income Series            3,058,708       161,593       196,754

Item 4. To change the investment objective of the Money Market Series from fundamental to non-fundamental:

                                 Affirmative       Against       Abstain
--------------------------------------------------------------------------------
Money Market Series              374,965,374    37,313,253    28,307,670

Item 5. To ratify the selection of accountants:

                                 Affirmative       Against       Abstain
--------------------------------------------------------------------------------
Bond Series                        6,724,661        21,697       486,093
Emerging Markets Equity Series     3,961,174        40,230       193,555
Global Asset Allocation Series     7,051,290        29,140       588,100
Global Governments Series          5,702,431        27,826       292,780
Global Total Return Series         5,974,973        17,327       425,294
Government Securities Series      36,963,696       354,066     2,689,702
High Yield Series                 42,587,408       445,160     2,484,793
International Investors Trust      5,873,415        97,082       337,610
Money Market Series              414,353,789     4,000,524    22,231,984
Strategic Income Series            3,266,670        17,837       132,548

Portfolio of Investments (Unaudited)-- June 30, 2001
Bond Series
Bonds-- 99.4%

                                       Principal Amount
Issuer                                  (000 Omitted)     Value
U.S. Bonds -- 90.0%
Aerospace -- 2.2%
Northrop Grumman Corp., 7s, 2006 ......... $   793    $    804,593
Northrop Grumman Corp., 7.125s, 2011## ...     241         238,154
Northrop Grumman Corp., 7.75s, 2031 ......     648         643,043
Raytheon Co., 6.45s, 2002 ................     600         603,762
Raytheon Co., 7.9s, 2003 .................     347         356,758
                                                      ------------
                                                      $  2,646,310
                                                      ------------
Airlines -- 0.7%
American Airlines, 6.977s, 2021## ........ $   381    $    383,176
Delta Air Lines, Inc., 7.379s, 2010 ......     283         289,669
Delta Air Lines, Inc., 7.57s, 2010 .......     166         170,123
                                                      ------------
                                                      $    842,968
                                                      ------------
Automotive -- 7.6%
DaimlerChrysler NA Holding Corp.,
 6.63s, 2001 ............................. $ 1,030    $  1,033,615
DaimlerChrysler NA Holding Corp.,
 6.4s, 2006 ..............................   1,400       1,388,870
DaimlerChrylser NA Holding Corp.,
 7.75s, 2011 .............................     693         709,396
Ford Motor Credit Co., 6.875s, 2006 ......   1,657       1,689,113
Ford Motor Credit Co., 7.875s, 2010 ......     300         314,598
Ford Motor Credit Co., 7.375s, 2011 ......     362         366,753
Ford Motor Credit Co., 6.625s, 2028 ......     808         702,823
Ford Motor Credit Co., 7.45s, 2031 .......   1,585       1,523,074
General Motors Corp., 7.2s, 2011 .........     750         758,953
Hayes Lemmerz International, Inc.,
 11.875s, 2006 ...........................     450         442,125
                                                      ------------
                                                      $  8,929,320
                                                      ------------
Banks & Credit Cos.-- 2.7%
Associates Corp., 5.5s, 2004 ............. $   185    $    185,233
Associates Corp., 5.8s, 2004 .............     315         317,832
Dime Bancorp, Inc., 9s, 2002 .............   1,167       1,213,353
GS Escrow Corp., 6.75s, 2001 .............      49          48,974
GS Escrow Corp., 7s, 2003 ................     393         392,701
Lehman Brothers Holdings, Inc.,
 6.25s, 2003 .............................     205         209,303
Natexis AMBS Co. LLC, 8.44s, 2049## ......     484         498,731
Unicredito Italiano Capital Trust I,
 9.2s, 2049## ............................     300         324,513
                                                      ------------
                                                      $  3,190,640
                                                      ------------
Building -- 0.1%
Building Materials Corp., 8s, 2008 ....... $   330    $    183,150
                                                      ------------
Corporate Asset-Backed -- 5.1%
Amresco Residential Securities
 Mortgage Loan, 5.94s, 2015 .............. $     0    $         23
Citibank Credit Card Issuance Trust,
 6.65s, 2008 .............................   1,500       1,493,672
Contimortgage Home Equity Loan Trust,
 6.19s, 2014 .............................      59          59,209
Continental Airlines Pass-Through Trust,
 Inc., 6.545s, 2019 ......................     187         181,258
DLJ Commercial Mortgage Corp.,
 6.26s, 2003## ...........................     150         149,225
DLJ Commercial Mortgage Corp.,
 7.48s, 2003## ...........................     110         107,155
General Motors Acceptance Corp.,
 6.38s, 2004 .............................     439         446,292
General Motors Acceptance Corp.,
 7.5s, 2005 ..............................     535         561,723
General Motors Acceptance Corp.,
 6.75s, 2006 .............................     918         936,176

                                       Principal Amount
Issuer                                  (000 Omitted)     Value
U.S. Bonds -- continued
Corporate Asset-Backed -- continued

General Motors Acceptance Corp.,
 7.25s, 2011 ............................. $   915    $    929,128
GMAC Commercial Mortgage Security,
Inc., 5.964s, 2004 .......................     305         297,804
Greenpoint Credit LLC, 7.6s, 2022 ........     430         442,999
Merrill Lynch Mortgage Investors, Inc.,
 8.456s, 2022## ..........................     375         372,817
                                                      ------------
                                                      $  5,977,481
                                                      ------------
Energy -- 0.1%
Pioneer Natural Resources Co.,
 9.625s, 2010 ............................ $    80    $     89,200
Salton Sea Funding Corp., 7.84s, 2010 ....      40          35,388
                                                      ------------
                                                      $    124,588
                                                      ------------
Financial Institutions -- 4.1%
Citigroup, Inc., 7.25s, 2010 ............. $ 1,240    $  1,287,182
Countrywide Home Loan, 5.25s, 2004 .......   1,000         996,383
General Electric Capital Corp., 8.7s, 2007       4           4,575
Midland Cogeneration Venture Corp.,
 10.33s, 2002 ............................     239         244,657
Morgan Stanley Capital I, Inc.,
 6.86s, 2010 .............................     305         264,067
Morgan Stanley Capital I, Inc.,
 6.01s, 2030 .............................     186         186,793
Morgan Stanley Capital I, Inc.,
 7.755s, 2039 ............................     350         286,752
Nisource Finance Corp., 5.75s, 2003 ......     345         346,756
Nisource Finance Corp., 7.5s, 2003 .......     236         244,812
Nisource Finance Corp., 7.875s, 2010 .....     687         723,130
Pemex Project, 9.125s, 2010 ..............     267         282,686
                                                      ------------
                                                      $  4,867,793
                                                      ------------

Food & Beverage Products -- 0.6%
Anheuser- Busch Cos, Inc., 6.8s, 2032 .... $   162    $    160,386
Coca Cola Bottling Co., 6.375s, 2009 .....     206         187,349
Kellogg Co., 6s, 2006## ..................     344         338,740
                                                      ------------
                                                      $    686,475
                                                      ------------
Gaming -- 0.9%
Harrahs Operating Co., Inc., 7.125s, 2007  $   500    $    497,135
Harrahs Operating Co., Inc., 8s, 2011## ..     348         353,303
MGM Mirage, Inc., 8.5s, 2010 .............     245         255,261
                                                      ------------
                                                      $  1,105,699
                                                      ------------
Industrial -- 1.8%
Allied Waste North America, Inc.,
 10s, 2009 ............................... $   430    $    441,825
Waste Management, Inc., 6.625s, 2002 .....     290         292,253
Waste Management, Inc., 6.375s, 2003 .....     750         753,885
Waste Management, Inc., 7s, 2004 .........     197         199,339
Waste Management, Inc., 7.375s, 2010 .....     454         454,681
                                                      ------------
                                                      $  2,141,983
                                                      ------------
Insurance -- 0.2%
Aflac, Inc., 6.5s, 2009 .................. $   209    $    203,869
                                                      ------------
Internet
PSINet, Inc., 11s, 2009 .................. $    80    $      5,000
                                                      ------------
Machinery -- 1.1%
Ingersoll Rand Co., 6.25s, 2006 .......... $ 1,250    $  1,252,962
                                                      ------------
Media -- Cable -- 4.1%
AOL Time Warner, Inc., 6.125s, 2006 ...... $   632    $    630,224
AOL Time Warner, Inc., 6.75s, 2011 .......     465         457,609
Belo Corp., 7.75s, 2027 ..................     113         101,286
Chancellor Media Corp., 8.125s, 2007 .....     785         812,475
Charter Communications Holdings,
 8.25s, 2007 .............................     500         473,750


12-BDS

                                       Principal Amount
Issuer                                  (000 Omitted)     Value
U.S. Bonds -- continued
Media -- Cable -- continued
Comcast Cable Communications, Inc.,
 6.875s, 2009 ............................ $ 1,594    $  1,587,489
Comcast Cable Communications, Inc.,
 6.75s, 2011 .............................     214         209,583
Liberty Media Corp., 8.25s, 2030 .........     150         128,978
Time Warner, Inc., 10.15s, 2012 ..........     263         319,495
Time Warner, Inc., 6.875s, 2018 ..........     115         108,528
                                                      ------------
                                                      $  4,829,417
                                                      ------------
Medical & Health Technology Services -- 1.7%
HCA, Inc., 7.125s, 2006 .................. $ 1,131    $  1,116,862
HCA, Inc., 8.75s, 2010 ...................     238         252,875
HCA, Inc., 7.875s, 2011 ..................     670         675,863
                                                      ------------
                                                      $  2,045,600
                                                      ------------
Natural Gas -- Pipeline -- 1.0%
Kinder Morgan Energy Partners,
 6.75s, 2011 ............................. $   359    $    353,475
Kinder Morgan Energy Partners,
 7.4s, 2031 ..............................     235         230,861
Williams Cos, Inc., 6.75s, 2006## ........     595         593,477
                                                      ------------
                                                      $  1,177,813
                                                      ------------
Oil Services -- 1.0%
Anadarko Finance Co., 6.75s, 2011 ........ $   147    $    147,036
Forest Oil Corp., 8s, 2008 ...............     875         853,125
Pure Resources, Inc., 7.125s, 2011 .......     181         179,271
                                                      ------------
                                                      $  1,179,432
                                                      ------------
Oils -- 1.3%
Occidental Petroleum Corp., 6.75s, 2002 .. $   176    $    179,633
Occidental Petroleum Corp., 6.4s, 2003 ...   1,353       1,372,199
                                                      ------------
                                                      $  1,551,832
                                                      ------------
Railroad-- 1.7%
Union Pacific Corp., 6.34s, 2003 ......... $   256    $    261,191
Union Pacific Corp., 5.84s, 2004 .........   1,200       1,204,248
Union Pacific Corp., 6.39s, 2004 .........     288         292,614
Union Pacific Corp., 6.65s, 2011 .........     321         315,983
                                                      ------------
                                                      $  2,074,036
                                                      ------------
Real Estate-- 1.5%
EOP Operating LP, 6.5s, 2004 ............. $   738    $    750,745
EOP Operating Ltd., 7.75s, 2007 ..........     520         545,459
Socgen Real Estate Co., 7.64s, 2049## ....     467         458,043
                                                      ------------
                                                      $  1,754,247
                                                      ------------
Retail -- 1.1%
Federated Department Stores, Inc.,
 8.5s, 2003 .............................. $   146    $    153,869
Federated Department Stores, Inc.,
 6.79s, 2027 .............................     585         596,525
K Mart Corp., 9.375s, 2006 ...............     556         542,100
                                                      ------------
                                                      $  1,292,494
                                                      ------------
Supermarket -- 1.4%
Kroger Co., 6.8s, 2011 ................... $ 1,116    $  1,092,207
Kroger Co., 7.5s, 2031 ...................     188         183,290
Safeway, Inc., 7.25s, 2031 ...............     339         328,271
                                                      ------------
                                                      $  1,603,768
                                                      ------------
Telecom-- Wireless-- 1.3%
AT & T Wireless Services, Inc.,
 7.35s, 2006## ........................... $   382    $    390,347
AT & T Wireless Services, Inc.,
 8.75s, 2031## ...........................   1,115       1,158,529
                                                       ------------
                                                      $  1,548,876
                                                      ------------
Telecom -- Wireline -- 7.1%
Adelphia Communications Corp.,
 10.25s, 2011 ............................ $   775    $    759,500

                                       Principal Amount
Issuer                                  (000 Omitted)     Value
U.S. Bonds-- continued
Telecom-- Wireline-- continued
Cable & Wireless Optus Finance,
 8s, 2010## .............................. $   233    $    249,967
Cable & Wireless Optus Ltd.,
 8.125s, 2009## ..........................     304         325,569
Citizens Communications Co., 8.5s, 2006 ..   1,190       1,213,681
Cox Communications, Inc., 7.75s, 2010 ....     390         408,517
Cox Communications, Inc., 6.75s, 2011 ....     403         393,501
CSC Holdings, Inc., 7.25s, 2008 ..........     277         263,189
CSC Holdings, Inc., 8.125s, 2009 .........     728         720,749
CSC Holdings, Inc., 7.625s, 2011 .........     115         109,711
Global Crossing Holdings Ltd.,
 9.625s, 2008 ............................      55          43,450
Qwest Corp., 7.625s, 2003 ................     296         307,542
Sprint Capital Corp., 6.5s, 2001 .........     500         503,265
TCI Communications Financing III,
 9.65s, 2027 .............................   1,081       1,179,663
Telecomunicaciones de Puerto Rico,
 6.65s, 2006 .............................      72          68,418
Telecomunicaciones de Puerto Rico,
 6.8s, 2009 ..............................     299         275,880
Worldcom, Inc., 6.5s, 2004 ...............     389         389,622
Worldcom, Inc., 7.375s, 2006## ...........     381         388,049
Worldcom, Inc., 7.5s, 2011 ...............     780         759,447
                                                      ------------
                                                      $  8,359,720
                                                      ------------
U.S. Government Agencies -- 12.0%
FNMA, 7s, 2015 ........................... $ 1,363    $  1,387,265
FNMA, 7s, 2029 ...........................   1,827       1,836,711
FNMA, 7.5s, 2030 .........................   1,380       1,408,603
FNMA, 6.5s, 2031 .........................   3,900       3,840,977
FNMA, 7s, 2031 ...........................     675         678,325
FNMA, 7.5s, 2031 .........................     631         644,192
FNMA TBA, 6.5s, 2099 .....................   2,200       2,166,538
GNMA, 7.5s, 2026 .........................     221         226,300
GNMA, 7.5s, 2029 .........................     621         637,305
GNMA, 8s, 2029 ...........................     738         765,204
GNMA TBA, 7.5s, 2027 .....................     518         531,719
                                                      ------------
                                                      $ 14,123,139
                                                      ------------
U.S. Treasury Obligations -- 16.5%
U.S. Treasury Bonds, 9.875s, 2015 ........ $ 1,397    $  1,944,442
U.S. Treasury Bonds, 6.25s, 2030 .........   1,139       1,206,440
U.S. Treasury Bonds, 5.375s, 2031 ........  10,353       9,809,468
U.S. Treasury Notes, 4.625s, 2006 ........     865         853,106
U.S. Treasury Notes, 4.25s, 2010 .........   1,196       1,265,542
U.S. Treasury Notes, 5s, 2011 ............   4,530       4,394,780
                                                      ------------
                                                      $ 19,473,778
                                                      ------------
Utilities -- Electric -- 11.1%
AES Corp., 7.375s, 2003 .................. $ 1,000    $    998,530
Allegheny Energy Supply Co.,
 7.8s, 2011## ............................     558         551,042
Allegheny Energy, Inc., 7.75s, 2005 ......     600         619,182
Beaver Valley Funding Corp. II, 9s, 2017 .     459         486,076
Cleveland Electric Illuminating Co.,
 7.375s, 2003 ............................   1,000       1,024,580
Cleveland Electric Illuminating Co.,
 7.67s, 2004 .............................     225         232,758
Cleveland Electric Illuminating Co.,
 9s, 2023 ................................     351         355,700
CMS Energy Corp., 8.9s, 2008 .............     523         524,308
CMS Energy Corp., 8.5s, 2011 .............     573         556,079
Commonwealth Edison Co., 8.5s, 2022 ......      47          47,144
Connecticut Light & Power Co.,
 7.875s, 2024 ............................     180         181,116
Dominion Resources, Inc., 8.125s, 2010 ...     181         194,742


                                                                          13-BDS

                                       Principal Amount
Issuer                                  (000 Omitted)     Value
U.S. Bonds -- continued
Utilities -- Electric -- continued
DTE Energy Co., 7.05s, 2011 .............. $ 1,131    $  1,143,000
Entergy Mississippi, Inc., 6.2s, 2004 ....      83          81,854
GGIB Funding Corp., 7.43s, 2011 ..........      14          13,849
Gulf States Utilities Co., 8.21s, 2002 ...     301         304,094
Gulf States Utilities Co., 8.25s, 2004 ...      41          43,328
Mirant Americas Generation, Inc.,
 8.3s, 2011## ............................     364         366,974
Niagara Mohawk Power
Corp., 0s to 2003, 8.5s to 2010 ..........   1,266       1,096,052
Niagara Mohawk Power Corp.,
 7.75s, 2006 .............................     303         315,299
Northeast Utilities, 8.58s, 2006 .........     219         226,018
NRG Energy, Inc., 8.7s, 2005## ...........     380         401,340
NRG South Central Generating
 LLC, 8.962s, 2016 .......................     153         163,362
PNPP II Funding Corp., 9.12s, 2016 .......      79          85,205
Progress Energy, Inc., 7.1s, 2011 ........     229         231,530
PSEG Power LLC, 6.875s, 2006## ...........     183         183,933
PSEG Power LLC, 7.75s, 2011## ............   1,141       1,175,615
PSEG Power LLC, 8.625s, 2031## ...........     600         645,072
Toledo Edison Co., 7.875s, 2004 ..........     636         667,399
Utilicorp United, Inc., 7s, 2004 .........      69          69,740
Waterford 3 Funding
 Entergy Corp., 8.09s, 2017 ..............     139         138,763
                                                      ------------
                                                      $ 13,123,684
                                                      ------------
         Total U.S. Bonds ........................    $106,296,074
                                                      ------------
Foreign Bonds -- 9.4%
Bermuda -- 0.2%
Global Crossing Holdings Ltd., 8.7s,
 2007 (Telecom -- Wireline)## ............ $   369    $    280,440
                                                      ------------
Bulgaria-- 0.2%
National Republic of Bulgaria,
 6.313s, 2011 ............................ $   181    $    142,085
National Republic of Bulgaria,
 6.313s, 2024 ............................      66          51,975
                                                      ------------
                                                      $    194,060
                                                      ------------
Canada-- 2.1%
AT & T Canada, Inc., 0s to 2003, 9.95s to
 2008, (Telecom-- Wireline) .............. $   350    $    304,280
Calpine Canada Energy Finance,
 8.5s, 2008 (Utilities-- Electric) .......     751         732,194
Gulf Canada Resources Ltd., 8.35s, 2006
 (Oil Services) ..........................     279         306,077
Gulf Canada Resources Ltd., 7.125s, 2011
 (Oil Services) ..........................     300         308,886
Province of Quebec, 5.5s, 2006 ...........     374         368,207
Telus Corp., 7.5s, 2007 (Cellular Phones)      475         480,752
                                                      ------------
                                                      $  2,500,396
                                                      ------------
Chile-- 0.7%
Empresa Electrica Guacolda SA,
 7.95s, 2003 (Utilities -- Electric) ..... $   575    $    576,438
HQI Transelec Chile SA, 7.875s, 2011
 (Utilities -- Electric)## ...............     208         207,199
                                                      ------------
                                                      $    783,637
                                                      ------------
Finland-- 0.4%
UPM Kymmene Corp., 7.45s, 2027
 (Forest and Paper Products)## ........... $   576    $    522,945
                                                      ------------
Mexico-- 0.6%
United Mexican States, 9.875s, 2010 ...... $    75    $     82,050
United Mexican States, 8.375s, 2011 ......     300         301,800
United Mexican States, 11.375s, 2016 .....      60          72,000

                                       Principal Amount
Issuer                                  (000 Omitted)     Value
Foreign Bonds -- continued
Mexico -- continued
United Mexican States, 8.125s, 2019 ...... $   200    $    189,000
                                                      ------------
                                                      $    644,850
                                                      ------------
Panama -- 0.4%
Republic of Panama, 9.625s, 2011 ......... $   160    $    162,000
Republic of Panama, 10.75s, 2020 .........     110         116,600
Republic of Panama, 8.875s, 2027 .........      49          44,345
Republic of Panama, 9.375s, 2029 .........      83          85,614
                                                      ------------
                                                      $    408,559
                                                      ------------
Qatar -- 0.5%
State of Qatar, 9.75s, 2030 .............. $   518    $    590,520
                                                      ------------
Russia -- 0.3%
Russian Federation, 11.75s, 2003 ......... $   372    $    381,765
                                                      ------------
South Korea -- 0.3%
Export-Import Bank Korea,
 7.1s, 2007 (Banks and Credit Cos.) ...... $   337    $    341,582
Hanvit Bank, 12.75s,
 2010 (Banks and Credit Cos.) ............      26          27,950
                                                      ------------
                                                      $    369,532
                                                      ------------
Sweden -- 0.4%
AB Spintab, 6.8s, 2049
 (Banks and Credit Cos.)## ............... $   465    $    470,840
                                                      ------------
United Kingdom -- 3.3%
British Sky Broadcasting, 6.875s,
 2009 (Telecom -- Wireline) .............. $   886    $    811,115
British Telecommunications PLC,
 8.625s, 2030 (Telecom -- Wireline) ......     410         444,899
Hanson PLC, 7.875s, 2010 (Building) ......     432         446,960
Orange PLC, 8.75s, 2006
 (Cellular Phones) .......................     750         793,125
Orange PLC, 9s, 2009 (Cellular Phones) ...   1,351       1,408,418
                                                      ------------
                                                      $  3,904,517
                                                      ------------
      Total Foreign Bonds ........................    $ 11,052,061
                                                      ------------
      Total Bonds (Identified Cost, $117,083,495)     $117,348,135
                                                      ------------
Short-Term Obligations-- 0.9%
Barton Capital Corp., due 7/02/01 ........ $   143    $    142,983
General Electric Capital Corp.,
  due 7/02/01 ............................     223         222,975
New Center Asset Trust, due 7/02/01 ......     657         656,925
                                                      ------------
      Total Short-Term Obligations, at
       Amortized Cost ............................    $  1,022,883
                                                      ------------
Repurchase Agreement
Merrill Lynch & Co., Inc dated 6/29/01,
 due 7/02/01, total to be received $71,024
 (secured by various U.S. Treasury and
 Federal Agency obligations in a jointly
  traded account), at Cost ............... $    71    $     71,000
                                                      ------------
      Total Investments
       (Identified Cost, $118,177,378) ...........    $118,442,018
                                                      ------------
Other Assets,
Less Liabilities -- (0.3%) .......................        (396,600)
                                                      ------------
Net Assets -- 100.0% .............................    $118,045,418
                                                      ============

           See portfolio footnotes and notes to financial statements.


14-BDS

Portfolio of Investments (Unaudited) -- June 30, 2001
Emerging Markets Equity Series
Stocks -- 97.5%

Issuer                                           Shares       Value
Foreign Stocks -- 96.4%
Australia -- 3.5%
BHP Billiton Ltd. (Minerals) ..............      126,523   $    686,940
Broken Hill Proprietary Co. Ltd.
 (Mining) .................................       18,790        629,209
                                                           ------------
                                                           $  1,316,149
                                                           ------------
Austria -- 0.5%
OMV AG (Oil and Gas) ......................        2,050   $    171,939
                                                           ------------
Brazil -- 14.2%
Aracruz Celulose S.A.,
 (Paper & Related Products) ...............       30,640   $    572,968
Banco Itau S.A. (Banks and Credit Cos.) ...    5,234,500        458,728
Celular CRT Participacoes, Preferred
 (Cellular Telecommunications)* ...........            0              9
Companhia De Bebidas Das Americas
 (Breweries) ..............................        8,820        204,183
Companhia Siderurgica National (Steel) ....        1,210         22,264
Companhia Vale Rio Doce, ADR (Mining) .....        4,700        109,040
Embraer Aircraft Corp., ADR
 (Aerospace & Defense) ....................       34,520      1,348,006
Itausa Investimentos Itau S.A.,
 Preferred (Conglomerate) .................       92,012         82,232
Petroleo Brasileiro S.A. (Oils)* ..........       70,020      1,820,520
Tele Centro Oeste Celular
 Participacoes S.A., ADR
 (Telecommunications) .....................        4,430         38,320
Teleleste Celular Participacoes S.A
 (Telecommunications) .....................          500         20,100
Uniao de Banco Brasiliero S.A
 (Banks and Credit Cos.) ..................        6,710        170,769
Votorantim Celulose E Papel S.A., ADR
 (Forest and Paper Products) ..............       28,340        427,934
                                                           ------------
                                                           $  5,275,073
                                                           ------------
Canada -- 0.2%
Global Light Telecommunications, Inc.
 (Telecommunications)* ....................       29,220   $     65,161
                                                           ------------
Chile -- 1.2%
Banco De A. Edwards, ADR (Banks
 and Credit Cos.)* ........................        7,640   $    129,880
Distribucion y Servicio S.A., ADR
 (Supermarkets) ...........................       13,710        202,908
Quinenco S.A., ADR (Telecommunications) ...       13,130         98,184
                                                           ------------
                                                           $    430,972
                                                           ------------
China -- 10.0%
Beijing Datang Power Generation Co.
 (Electronics)* ...........................      546,000   $    185,514
China Mobile Hong Kong Ltd. (Cellular
 Telecommunications) ......................       75,000        395,223
China Mobile Hong Kong Ltd., ADR
(Cellular Telecommunications)* ............       11,770        315,318
China Petrolium and Chemical
 Corp. (Oils)* ............................    8,280,300      1,656,187
Huaneng Power International, Inc.
 (Energy) .................................      338,000        206,933
Jiangsu Expressway Co. Ltd.
 (Transportation) .........................      443,000        103,943
PetroChina Co. Ltd. (Oils) ................    4,148,000        861,574
                                                           ------------
                                                           $  3,724,692
                                                           ------------
Croatia -- 0.6%
Pliva d.d. Co. (Pharmaceuticals) ..........        5,740   $     63,714
Pliva d.d. Co., GDR (Pharmaceuticals) .....       14,210        157,731
                                                           ------------
                                                           $    221,445
                                                           ------------

Issuer                                           Shares       Value
Foreign Stocks -- continued
Egypt -- 0.9%
Al Ahram Beverage Co. S.A.,
 GDR (Breweries)* .........................       12,570   $    143,298
Egypt Mobile Phone (Cellular
 Telecommunications) ......................       13,550        203,033
                                                           ------------
                                                           $    346,331
                                                           ------------
Estonia-- 0.5%
AS Eesti Telekom, GDR
 (Telecommunications) .....................       14,945   $    179,428
                                                           ------------
Hong Kong-- 8.8%
Cheung Kong Infrast Finance (Finance)* ....      216,000   $    373,875
China National Aviation Co. Ltd. (Airlines)      814,000        156,550
China Southern Airline (Airlines) .........      552,000        171,629
CNOOC Ltd. (Oils)* ........................    1,421,000      1,357,342
Hong Kong Electric (Utilities-Electric) ...      317,000      1,219,324
                                                           ------------
                                                           $  3,278,720
                                                           ------------
Hungary -- 2.0%
Gedeon Richter Ltd., GDR
 (Pharmaceuticals) ........................        6,350   $    352,864
Magyar Tavkozlesi Rt., ADR
 (Telecommunications) .....................       13,245        198,013
OTP Bank (Banks and Credit Cos.) ..........        3,600        185,940
                                                           ------------
                                                           $    736,817
                                                           ------------
India -- 2.3%
Hindalco Industries-Spon GDR,
 (Metal-Aluminum),## ......................      8,210     $    145,635
Hindustan Lever Ltd. (Consumer
 Products) ................................       41,700        182,232
Housing Develepment Finance
 Corp. Ltd. (Financial Services) ..........       26,200        384,441
Mahanagar Telephone Nigam Ltd., GDR
 (Telecommunications) .....................       26,850        147,407
                                                           ------------
                                                           $    859,715
                                                           ------------
Israel-- 1.4%
Check Point Software Technologies Ltd.
 (Computer Software-- Services)* ..........        6,875   $    350,625
Partner Communications Co. Ltd., ADR
 (Cellular Telecommunications)* ...........       38,240        183,552
                                                           ------------
                                                           $    534,177
                                                           ------------
Mexico-- 11.1%
Cemex S.A. (Construction) .................       23,659   $    626,963
Cifra S.A. de C.V. (Retailers)* ...........      256,610        697,526
Coca-Cola Femsa S.A., ADR (Beverages) .....        6,620        163,514
Grupo Aeroportuario del Sureste S.A
 de C.V., ADR (Transportation)* ...........       73,560      1,375,572
Grupo Continential S.A. (Beverages) .......       70,160        101,945
Grupo Modelo S.A. de C.V. (Breweries) .....       42,930        115,745
Telefonos de Mexico S.A., ADR
 (Telecommunications) .....................       22,302        782,577
Tubos de Acero de Mexico S.A. (Steel) .....       19,960        252,494
                                                           ------------
                                                           $  4,116,336
                                                           ------------
Panama-- 0.4%
Banco Latinoamericano de Exportaciones,
 S.A. (Banks and Credit Cos.) .............        3,910   $    143,771
                                                           ------------
Peru-- 0.1%
Compania de Minas Buenaventura, ADR
 (Mining) .................................        2,000   $     36,880
                                                           ------------
Philippines-- 0.8%
Ayala Corp. (Real Estate) .................      658,020   $     88,072
Bank of Philippine Islands (Banks and
 Credit Cos.) .............................       87,450        122,062
San Miguel Corp., "B" (Beverages) .........       97,328         88,395
                                                           ------------
                                                           $    298,529
                                                           ------------


                                                                          15-EMS

Issuer                                           Shares       Value
Foreign Stocks-- continued
Russia-- 5.2%
AO Tatneft, ADR (Oils) ....................       22,860   $    242,088
Lukoil Oil Co., ADR (Oils) ................        9,680        464,303
Mobile Telesystems
 (Cellular Telecommunications)* ...........        9,370        256,738
Surgutneftegaz, ADR (Oils)* ...............       33,880        433,325
Vimpelcom-SP, ADR
 (Telecommunications)* ....................       11,000        180,510
Yukos Corp., ADR (Oils)* ..................        6,400        375,110
                                                           ------------
                                                           $  1,952,074
                                                           ------------
Singapore -- 0.3%
Datacraft Asia Ltd. (Computer Services) ...       31,000   $    126,480
                                                           ------------
South Africa -- 15.1%
Anglo American Platinum Corp. Ltd.
 (Precious Metals) ........................       25,860   $  1,153,632
AngloGold Ltd. (Mining) ...................       10,420        385,341
Gencor Ltd. (Precious Metals) .............      248,770      1,044,862
Impala Platinum Holdings Ltd.
 (Precious Metals) ........................       22,040      1,105,369
Johnic Communications Ltd. (Media)* .......       11,730        157,422
Liberty Life Association of Africa Ltd.
 (Insurance) ..............................       21,130        152,553
M Cell Ltd. () ............................       68,100        156,554
Nedcor Ltd. (Banks and Credit Cos.)* ......       20,700        403,845
Old Mutual (Insurance) ....................       90,790        208,381
Sanlam Ltd. (Insurance)* ..................      145,610        199,035
Sasol Ltd. (Oils) .........................       27,860        254,802
South African Breweries Ltd. (Breweries) ..       51,996        394,134
                                                           ------------
                                                           $  5,615,930
                                                           ------------
South Korea-- 6.9%
Hanwha Chemical Corp. (Chemicals) .........       58,200   $    168,816
Hyundai Motor Co., Ltd. (Automotive) ......       12,690        276,677
Korea Telecom Corp.
 (Telecommunications) .....................        9,100        200,018
LG Chem Investment Ltd. (Chemicals) .......        3,220         25,180
LG Chemical Ltd. (Chemicals) ..............       11,807        157,366
LG Household & Healthcare Ltd.
 (Special products and services) ..........        2,862         64,935
Pohang Iron & Steel Co. Ltd. (Steel) ......        7,470        598,521
Pohang Iron & Steel-Spon ADR (Steel) ......       10,160        200,355
Samsung Electronics (Electronics) .........        5,830        862,373
                                                           ------------
                                                           $  2,554,241
                                                           ------------
Thailand -- 3.0%
Advanced Info Service Public Co. Ltd.
 (Cellular Phones) ........................       33,100   $    352,735
BEC World Public Co. Ltd. (Media) .........       67,400        330,816
PTT Exploration and Product Public Co.
 (Natural Gas)* ...........................      149,790        413,967
                                                           ------------
                                                           $  1,097,518
                                                           ------------
United Kingdom -- 6.4%
Anglo American PLC (Mining),
 (Diversified Minerals) ...................       86,200   $  1,292,678
Antofagasta Holdings PLC (Mining) .........        9,070         59,732
Billiton PLC, (Diversified Minerals) ......      204,470      1,019,936
                                                           ------------
                                                           $  2,372,346
                                                           ------------
Venezuela -- 1.0%
Compania Anonima Nacional Telefonos
 de Venezuela, ADR, (Telecommunications) ..       14,000   $    328,160
Venezolana De Ceme) .......................      135,200         39,543
                                                           ------------
                                                           $    367,703
                                                           ------------
     Total Foreign Stocks ..............................   $ 35,822,427
                                                           ------------

Issuer                                           Shares       Value
U.S. Stocks-- 1.1%
Freeport-McMoRan Copper & Gold, Inc.,
 (Metal-Diversified)*, (Identified Cost,
 $552,271) ................................       37,110   $    410,065
                                                           ------------
      Total Stocks
       (Identified Cost, $36,175,391) .....                $ 36,232,492
                                                           ------------

Convertible Bond -- 0.9%

                                             Principal Amount
                                              (000 Omitted)
United States -- 0.9%
Acer Communications + Multimed##,
 0s, 2006 (Identified Cost $330,000) ......    $     330   $    318,450
                                                           ------------
Short-Term Obligations -- 0.3%
General Electric Capital Corp., due
 7/02/01, at Amortized Cost ...............    $     123   $    122,986
                                                           ------------
Repurchase Agreement -- 0.1%
Merill Lynch & Co., Inc., dated 6/29/01,
 due 7/2/01, total to be received
 $49,016 (secure by various U.S.
 Treasury and Federal Agency obligations
 in a jointly traded account), at Cost ....    $      49   $     49,000
                                                           ------------
      Total Investments
       (Identified Cost, $36,677,377) ..................   $ 36,722,928
                                                           ------------
Other Assets,
 Less Liabilities -- 1.2% ..............................        449,667
                                                           ------------
Net Assets -- 100.0% ...................................   $ 37,172,595
                                                           ============

           See portfolio footnotes and notes to financial statements


16-EMS

Portfolio of Investments (Unaudited) -- June 30, 2001
Global Asset Allocation Series
Stocks -- 53.1%

Issuer                                                    Shares       Value
U.S. Stocks -- 24.3%
Advertising & Broadcasting
Lamar Advertising Co., "A"* .......................         1,230   $     56,765
                                                                    ------------
Aerospace -- 0.4%
United Technologies Corp. .........................         5,220   $    382,417
                                                                    ------------
Automotive -- 0.6%
Brooks Automation, Inc.* ..........................         2,770   $    128,528
General Motors Corp., "H"* ........................         6,810        137,902
Harley-Davidson, Inc. .............................         6,610        311,199
                                                                    ------------
                                                                    $    577,629
                                                                    ------------
Banks & Credit Cos. -- 0.2%
U.S. Bancorp ......................................         9,190   $    209,440
                                                                    ------------
Biotechnology -- 0.3%
Guidant Corp.* ....................................         7,620   $    274,320
                                                                    ------------
Business Machines -- 0.4%
Sun Microsystems, Inc.* ...........................        13,040   $    210,596
Texas Instruments, Inc. ...........................         6,120        192,780
                                                                    ------------
                                                                    $    403,376
                                                                    ------------
Business Services -- 0.4%
BEA Systems, Inc.* ................................         3,280   $    108,273
Fiserv, Inc.* .....................................           700         44,023
VeriSign, Inc.* ...................................         4,461        258,961
                                                                    ------------
                                                                    $    411,257
                                                                    ------------
Chemicals -- 0.3%
Air Products & Chemicals, Inc. ....................         3,360   $    153,720
Praxair, Inc. .....................................         2,910        136,770
                                                                    ------------
                                                                    $    290,490
                                                                    ------------
Communication Services -- 0.2%
SBA Communications Corp.* .........................         2,470   $     57,650
Westwood One, Inc.* ...............................         2,820        103,917
                                                                    ------------
                                                                    $    161,567
                                                                    ------------
Computer Hardware -- Systems -- 0.1%
Dell Computer Corp.* ..............................         5,080   $    135,128
                                                                    ------------
Computer Software -- Personal Computers -- 0.3%
Intuit, Inc.* .....................................         2,300   $     90,045
Microsoft Corp.* ..................................         2,720        195,323
                                                                    ------------
                                                                    $    285,368
                                                                    ------------
Computer Software -- Services -- 0.6%
Art Technology Group, Inc.* .......................         2,930   $     16,672
EMC Corp.* ........................................        11,100        322,455
Interwoven, Inc.* .................................         4,240         75,854
SonicWall, Inc.* ..................................         2,410         56,032
TIBCO Software, Inc.* .............................         1,710         23,513
Yahoo, Inc.* ......................................         6,160        120,243
                                                                    ------------
                                                                    $    614,769
                                                                    ------------
Computer Software -- Systems -- 1.5%
Comverse Technology, Inc.* ........................         1,980   $    114,325
E.piphany, Inc.* ..................................         1,190         12,138
Extreme Networks, Inc.* ...........................         7,090        203,128
I2 Technologies, Inc.* ............................         3,990         78,403
Oracle Corp.* .....................................        20,070        395,580
Rational Software Corp.* ..........................        10,990        310,248
VERITAS Software Corp.* ...........................         5,740        386,819
                                                                    ------------
                                                                    $  1,500,641
                                                                    ------------
Consumer Goods & Services -- 0.1%
Gillette Co. ......................................         5,100   $    147,849
                                                                    ------------
Electrical Equipment -- 1.1%
General Electric Co. ..............................        15,520   $    756,600
Jabil Circuit, Inc.* ..............................         8,080        249,349
QLogic Corp.* .....................................         1,510         97,198
                                                                    ------------
                                                                    $  1,103,147
                                                                    ------------

Issuer                                                    Shares       Value
U.S. Stocks -- continued
Electronics -- 2.4%
Advanced Micro Devices, Inc.* .....................         4,660   $    134,581
Analog Devices, Inc.* .............................        11,000        475,750
Atmel Corp.* ......................................        11,640        151,320
Flextronics International Ltd.* ...................        12,680        338,556
Intel Corp. .......................................        10,340        312,888
Intersil Holding Corp.* ...........................           800         27,400
LSI Logic Corp.* ..................................         7,010        131,788
Maxim Integrated Products, Inc.* ..................         3,140        145,727
Microchip Technology, Inc.* .......................         2,400         77,400
Micron Technology, Inc.* ..........................         4,140        170,154
Sanmina Corp.* ....................................         6,730        162,462
SCI Systems, Inc.* ................................         2,130         54,315
Tektronix, Inc.* ..................................         5,850        158,828
Xilinx, Inc.* .....................................         2,630        107,304
                                                                    ------------
                                                                    $  2,448,473
                                                                    ------------
Entertainment -- 2.1%
Clear Channel Communications, Inc.* ...............        12,045   $    755,222
Entercom Communications Corp.* ....................         1,600         85,776
Fox Entertainment Group, Inc.* ....................         6,970        194,463
Gemstar-TV Guide International, Inc.* .............         1,700         71,978
Hispanic Broadcasting Corp.* ......................         2,530         72,586
Univision Communications, Inc., "A"* ..............         5,030        215,183
Viacom, Inc., "B"* ................................        14,706        761,035
                                                                    ------------
                                                                    $  2,156,243
                                                                    ------------
Financial Institutions -- 2.9%
Charles Schwab Corp. ..............................         8,860   $    135,558
Citigroup, Inc. ...................................         7,003        370,039
Fannie Mae ........................................         6,590        561,138
Financial Federal Corp. * .........................         7,030        203,519
FleetBoston Financial Corp. .......................         6,120        241,434
Freddie Mac Corp. .................................         8,130        569,100
Goldman Sachs Group, Inc. .........................           930         79,794
J. P. Morgan Chase & Co. ..........................         3,070        136,922
Merrill Lynch & Co., Inc. .........................         5,150        305,137
Morgan Stanley Dean Witter & Co. ..................         5,890        378,315
                                                                    ------------
                                                                    $  2,980,956
                                                                    ------------
Financial Services
Instinet Group Inc.* ..............................           260   $      4,745
                                                                    ------------
Food & Beverage Products -- 0.1%
Quaker Oats Co. ...................................         1,480   $    135,050
                                                                    ------------
Healthcare -- 0.1%
HCA-The Healthcare Co. ............................         3,240   $    146,416
                                                                    ------------
Insurance -- 1.4%
AFLAC, Inc. .......................................        10,920   $    343,871
Allstate Corp. ....................................         4,850        213,352
American International Group, Inc. ................         3,190        274,340
Gallagher (Arthur J.) & Co. .......................         8,190        212,940
MetLife, Inc. .....................................         6,770        209,735
The St. Paul Cos., Inc. ...........................         1,460         74,007
UnumProvident Corp. ...............................         3,170        101,820
Willis Group Holdings Ltd.* .......................            40            710
                                                                    ------------
                                                                    $  1,430,775
                                                                    ------------
Internet -- 0.1%
Ebay, Inc.* .......................................         1,160   $     78,590
                                                                    ------------
Manufacturing -- 0.4%
Minnesota Mining & Manufacturing Co. ..............         3,260   $    371,966
                                                                    ------------
Medical & Health Products -- 1.5%
Allergan, Inc. ....................................         1,800   $    153,900
American Home Products Corp. ......................         6,660        389,210
Eli Lilly & Co. ...................................         5,080        375,920

                                                                          17-GAA

Issuer                                                    Shares       Value
U.S. Stocks -- continued
Medical & Health Products -- continued
Pfizer, Inc. ......................................         9,952   $    398,578
Schering Plough Corp. .............................         4,990        180,838
                                                                    ------------
                                                                    $  1,498,446
                                                                    ------------
Medical & Health Technology Services -- 0.7%
Applera Corp. -- Applied Biosystems Group .........         7,980   $    213,465
Health Management Associates, Inc., "A"* ..........        12,830        269,943
HEALTHSOUTH Corp.* ................................         4,210         67,234
IMS Health, Inc. ..................................         3,210         91,485
Manor Care, Inc.* .................................         3,950        125,412
                                                                    ------------
                                                                    $    767,539
                                                                    ------------
Oil Services -- 1.1%
Global Marine, Inc.* ..............................        10,040   $    187,045
Halliburton Co. ...................................         4,660        165,896
Noble Drilling Corp.* .............................         2,790         91,373
Santa Fe International Corp. ......................        16,940        491,260
Transocean Sedco Forex, Inc. ......................         3,750        154,687
Weatherford International, Inc.* ..................           190          9,120
                                                                    ------------
                                                                    $  1,099,381
                                                                    ------------
Oils -- 0.4%
Conoco, Inc., "A" .................................         9,540   $    269,028
Exxon Mobil Corp. .................................         1,920        167,712
                                                                    ------------
                                                                    $    436,740
                                                                    ------------
Pharmaceuticals Sepracor, Inc.* ...................           990   $     38,907
                                                                    ------------
Retail -- 1.7%
Best Buy Co., Inc.* ...............................         2,660   $    168,963
Costco Wholesale Corp.* ...........................         5,060        212,722
CVS Corp. .........................................         6,460        249,356
Gap, Inc. .........................................         3,730        108,170
Home Depot, Inc. ..................................         8,090        376,590
Lowe's Cos., Inc. .................................         1,100         79,805
RadioShack Corp. ..................................         3,610        110,105
Staples, Inc.* ....................................         5,720         86,486
Wal-Mart Stores, Inc. .............................         8,240        402,112
                                                                    ------------
                                                                    $  1,794,309
                                                                    ------------
Supermarket -- 0.3%
Safeway, Inc.* ....................................         5,670   $    272,160
                                                                    ------------
Telecommunications -- 2.3%
Allegiance Telecom, Inc.* .........................         3,230   $     48,450
American Tower Corp., "A"* ........................        16,690        344,982
Cabletron Systems, Inc.* ..........................         8,270        188,970
Charter Communications, Inc.* .....................         3,020         70,426
Cisco Systems, Inc.* ..............................        23,120        447,372
EchoStar Communications Corp.* ....................        20,350        642,043
Metromedia Fiber Network, Inc., "A"* ..............         4,790          9,388
Netro Corp.* ......................................         2,700         11,340
NEXTEL Communications, Inc.* ......................         4,660         81,177
NTL, Inc.* ........................................        12,439        149,890
QUALCOMM, Inc.* ...................................         1,300         74,035
Sprint Corp. (PCS Group)* .........................        12,200        294,630
Time Warner Telecom, Inc.* ........................           710         23,785
Vignette Corp.* ...................................         3,250         28,535
                                                                    ------------
                                                                    $  2,415,023
                                                                    ------------
Utilities -- Electric -- 0.3%
AES Corp.* ........................................         4,210   $    181,241
Calpine Corp.* ....................................         1,450         54,810
Constellation Energy Group, Inc. ..................         1,680         71,568
                                                                    ------------
                                                                    $    307,619
                                                                    ------------
     Total U.S. Stocks ..........................................   $ 24,937,501
                                                                    ------------

Issuer                                                    Shares       Value
Foreign Stocks -- 28.8%
Australia -- 0.9%
QBE Insurance Group Ltd. (Insurance)* .............       146,455   $    881,767
                                                                    ------------
Bermuda -- 0.8%
FLAG Telecom Holdings Ltd. (Telecommunications)* ..         4,320   $     22,118
Tyco International Ltd., (Conglomerate) ...........        14,446        787,307
                                                                    ------------
                                                                    $    809,425
                                                                    ------------
Brazil -- 0.4%
Embraer Aircraft Corp., ADR
 (Aerospace & Defense) ............................        10,750   $    419,787
                                                                    ------------
Canada -- 1.3%
BCE, Inc. (Telecommunications) ....................        22,210   $    595,839
Canadian National Railway Co. (Railroads) .........        13,800        558,900
Celestica Inc., (Business Services)* ..............         3,380        174,070
                                                                    ------------
                                                                    $  1,328,809
                                                                    ------------
Denmark -- 0.6%
Danske Bank (Banks & Credit Cos.) .................        31,800   $    571,995
                                                                    ------------
Finland -- 0.3%
Nokia Corp., ADR (Telecommunications) .............        12,590   $    277,484
                                                                    ------------
France -- 4.4%
ALSTOM (Transportation) ...........................        10,090   $    280,895
Aventis S.A. (Pharmaceuticals) ....................         5,520        440,998
Carrefour S.A., (Food & Beverage Products) ........         5,400        285,930
Generale de Sante, (Healthcare) * .................         4,250         69,312
Groupe Danone (Food & Beverage Products) ..........         3,900        535,591
L'Air Liquide SA (Gas) ............................         5,300        761,980
Sanofi-Synthelabo S.A. (Medical & Health Products).        14,300        938,909
Technip S.A. (Construction) .......................         3,800        482,904
Total Fina S.A., "B" (Oils) .......................         5,025        704,138
                                                                    ------------
                                                                    $  4,500,657
                                                                    ------------
Germany -- 0.4%
Linde AG, (Engineering) ...........................        10,200   $    433,541
                                                                    ------------
Israel -- 0.1%
Check Point Software Technologies Ltd.
 (Computer Software-- Services)* ..................         2,125   $    108,375
Partner Communications Co. Ltd., ADR
 (Telecommunications)* ............................         2,515         12,072
                                                                    ------------
                                                                    $    120,447
                                                                    ------------
Japan -- 5.1%
Asahi Breweries, Ltd., (Beverages) ................         6,000   $     67,324
Canon, Inc. (Special Products & Services) .........        25,000      1,010,587
Fast Retailing Co. (Retail) .......................         2,800        487,328
Hitachi Ltd. (Electronics) ........................        37,000        363,531
Honda Motor Co., Ltd. (Automotive) ................        14,000        615,335
Nikko Securities Co., Ltd. (Financial Services) ...        27,000        216,338
NTT DoCoMo, Inc. (Telecommunications) .............            49        852,823
Shionogi & Co., Ltd. (Pharmaceuticals) ............        24,000        500,481
Sony Corp. (Electronics) ..........................         4,700        309,111
Sumitomo Electric Industries, Ltd. (Electronics)...        20,000        226,821
Tokyo Broadcasting System, Inc. (Entertainment) ...        31,000        596,728
                                                                    ------------
                                                                    $  5,246,407
                                                                    ------------
Netherlands -- 3.5%
Akzo Nobel N.V. (Chemicals) .......................        26,200   $  1,109,832
Elsevier N.V. (Printing & Publishing) .............        52,440        653,079
ING Groep N.V. (Financial Services) ...............         4,143        270,968


18-GAA

Issuer                                                    Shares       Value
Foreign Stocks -- continued
Netherlands -- continued
Koninklijke Philips Electronics N.V
 (Electronics) ....................................        11,248   $    298,363
Libertel N.V. (Telecommunications)* ...............        36,400        322,258
Royal Dutch Petroleum Co. (Oils) ..................        11,000        633,519
Royal Dutch Petroleum Co., ADR (Oils) .............         5,760        335,635
                                                                    ------------
                                                                    $  3,623,654
                                                                    ------------
Portugal -- 0.2%
Telecel Comunicacoes Pessoais, S.A.,
 (Telecommunications)* ............................        29,000   $    237,089
                                                                    ------------
Singapore -- 1.0%
DBS Group Holdings Ltd. (Financial Services) ......        65,000   $    478,178
                                                                    ------------
Overseas Union Bank Ltd. (Banks & Credit Cos.) ....       113,248        587,534
                                                                    $  1,065,712
                                                                    ------------
South Korea -- 0.1%
Korea Telecom Corp. (Telecommunications)* .........         5,500   $    120,890
                                                                    ------------
Spain -- 0.4%
Iberdrola S.A. (Utilities-- Electric) .............        35,300   $    453,078
                                                                    ------------
Sweden -- 0.8%
Saab AB, "B" (Aerospace) ..........................        85,900   $    806,053
                                                                    ------------
Switzerland -- 2.9%
Nestle S.A., (Food & Beverage Pruducts) ...........         1,400   $    297,740
Novartis AG (Medical & Health Products) ...........        30,800      1,115,432
Syngenta AG (Chemicals)* ..........................        29,591      1,556,814
                                                                    ------------
                                                                    $  2,969,986
                                                                    ------------
United Kingdom -- 5.6%
Bank of Scotland, (Banks & Credit Cos.)* ..........        49,500   $    559,699
BOC Group PLC (Chemicals) .........................        29,600        433,469
CGNU PLC (Insurance)* .............................        29,887        413,685
Diageo PLC, (Food & Beverage Products)* ...........       116,628      1,280,946
NEXT PLC (Retail) .................................        48,500        635,123
Reckitt Benckiser PLC (Consumer
 Goods & Services) ................................        56,700        818,352
Royal Bank of Scotland PLC, (Banks &
 Credit Cos.)* ....................................        12,414        273,914
Standard Chartered PLC (Banks & Credit Cos.) ......        43,610        559,420
Vodafone AirTouch PLC, (Telecommunications)* ......       365,489        810,566
                                                                    ------------
                                                                    $  5,785,174
                                                                    ------------
     Total Foreign Stocks .......................................   $29,651,955
                                                                    ------------
     Total Stocks (Identified Cost, $56,885,634) ................   $54,589,456
                                                                    ------------

Bonds-- 36.5%

                                                    Principal Amount
Issuer                                               (000 Omitted)
U.S. Bonds -- 16.1%
Building -- 0.2%
American Standard, Inc., 7.375s, 2008 .............     $     100   $     64,188
Williams Scotsman, Inc., 9.875s, 2007 .............           200        190,000
                                                                    ------------
                                                                    $    254,188
                                                                    ------------
Consumer Goods & Services -- 0.1%
Kindercare Learning Centers, Inc., 9.5s, 2009 .....     $     100   $     99,000
                                                                    ------------
Container, Forest & Paper Products -- 0.8%
Ball Corp., 8.25s, 2008 ...........................     $     250   $    252,500
Gaylord Container Corp., 9.75s, 2007 ..............           125         78,750
Silgan Holdings, Inc., 9s, 2009 ...................           500        507,500
                                                                    ------------
                                                                    $    838,750
                                                                    ------------

Issuer                                                    Shares       Value
U.S. Bonds -- continued
Media -- 0.3%
CSC Holdings, Inc., 9.25s, 2005 ...................     $     250   $    256,250
                                                                    ------------
Medical & Health Technology Services-- 0.6%
Tenet Healthcare Corp., 8s, 2005 ..................     $     650   $    667,062
                                                                    ------------
Telecommunications-- 0.8%
Nextel Communications, Inc., 0s to 2003,
 9.95s, 2008 ......................................     $     875   $    546,875
Western Wireless Corp., 10.5s, 2007 ...............           250        257,500
                                                                    ------------
                                                                    $    804,375
                                                                    ------------
U.S. Government Agencies -- 0.5%
  FNMA, 7.25s, 2010 ...............................     $     465   $    499,656
U.S. Treasury Obligations -- 12.8%
U.S. Treasury Notes, 5.75s, 2010 ..................     $  12,874   $ 13,172,033
                                                                    ------------
     Total U.S. Bonds ...........................................   $ 16,591,314
                                                                    ------------
Foreign Bonds -- 20.4%
Bulgaria -- 0.3%
National Republic of Bulgaria, 6.313s, 2024 .......     $     415   $    326,812
                                                                    ------------
Chile -- 0.2%
Hqi Transelec Chile S.A., 7.875s, 2011
 (Utilities -- Electric) ..........................     $     200   $    199,230
                                                                    ------------
Germany -- 8.5%
Federal Republic of Germany, 4.75s,2008 ...........  EUR    3,037   $  2,548,678
Federal Republic of Germany, 5.375s, 2010 .........         7,078      6,162,703
                                                                    ------------
                                                                    $  8,711,381
                                                                    ------------
Italy -- 1.3%
Republic of Italy, 5s, 2008 .......................  EUR    1,576   $  1,319,173
                                                                    ------------
Mexico -- 0.4%
United Mexican States, 8.375s, 2011 ...............     $     276   $    277,656
United Mexican States, 8.125s, 2019 ...............           120        113,400
                                                                    ------------
                                                                    $    391,056
                                                                    ------------
Netherlands -- 0.2%
United Pan Europe, 10.875s, 2009 (Media) ..........     $     650   $    229,125
                                                                    ------------
Panama -- 0.5%
Republic of Panama, 9.625s, 2011 ..................     $     248   $    251,100
Republic of Panama, 4.5s, 2014 ....................           130        116,780
Republic of Panama, 8.875s, 2027 ..................           215        194,575
                                                                    ------------
                                                                    $    562,455
                                                                    ------------
Qatar -- 0.3%
State of Qatar, 9.75s, 2030 .......................     $     227   $    258,780
                                                                    ------------
Russia -- 0.2%
Russian Federation, 11.75s, 2003 ..................     $     227   $    232,959
                                                                    ------------
South Korea -- 0.1%
Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)..     $      99   $    106,425
                                                                    ------------
Spain -- 1.3%
Government of Spain, 6s, 2008 .....................  EUR    1,473   $  1,302,566
                                                                    ------------
United Kingdom -- 7.1%
Colt Telecom Group PLC, 8.875s, 2007
 (Telecommunications) .............................  DEM      300   $    111,757
                                                                    ------------
OTE PLC, 6.125s, 2007 (Telecommunications) ........  EUR      525        448,916
United Kingdom Treasury, 6.75s, 2004 ..............  GBP      784      1,146,017
United Kingdom Treasury, 7.25s, 2007 ..............         2,888      4,450,328
United Kingdom Treasury, 5.75s, 2009 ..............           789      1,138,988
                                                                    ------------
                                                                    $  7,296,006
                                                                    ------------
     Total Foreign Bonds ........................................   $ 20,935,968
                                                                    ------------
     Total Bonds (Identified Cost, $39,291,575) .................   $ 37,527,282
                                                                    ------------

                                                                          19-GAA

Preferred Stock -- 0.6%

Issuer                                               Shares       Value
Primedia, Inc., 8.625%, (Printing & Publishing)
 (Identified Cost, $742,500) ....................      7,500   $    570,000
                                                               ------------
                                                Principal Amount
                                                 of Contracts
Issuer/Expiration Month/Price                    (000 Omitted)
Call Options Purchased-- 0.1%
Brazilian Real/April/2.54 .......................   $  4,397   $     76,443
South African Rand/
 September/7.9 ..................................     27,005         19,254
                                                               ------------
    Total Call Options Purchased
     (Premiums Paid, $116,031) ..................              $     95,697
                                                               ------------
Put Options Purchased -- 1.0%
Brazilian Real/April/2.54 .......................   $  4,397   $     96,240
Euro/July/0.85 ..................................      4,838         14,176
Euro/August/0.97 ................................        338             73
Euro/September/0.86 .............................      4,917         60,791
Hong Kong Dollars/October/7.7828 ................     20,322          6,056
Japanese Yen/July/124 ...........................    352,077         17,956
Japanese Yen/July/121 ...........................    706,866         91,893
Japanese Yen/August/123 .........................    709,769        105,756
Japanese Yen/August/125 .........................    732,500         66,657
Japanese Yen/October/142.5 ......................     31,652          5,317
Japanese Yen/October/125 ........................    719,353         96,393
Japanese Yen/November/125 .......................    725,802        100,886
Japanese Yen/November/120 .......................    914,252        292,561
Japanese Yen/November/125 .......................    441,345         63,995
                                                               ------------
    Total Put Options Purchased
     (Premiums Paid, $805,702) ..................              $  1,018,750
                                                               ------------
Short-Term Obligations -- 8.1%
                                                 Principal Amount
                                                  (000 Omitted)
Barton Capital Corp., due 7/02/01 ...............   $    869   $    868,900
Cargill, Inc., due 7/02/01 ......................        473        472,946
Citigroup, Inc., due 7/02/01 ....................        264        263,970
Dow Chemical Co., due 7/02/01 ...................        512        511,941
General Electric Capital Corp., due 7/02/01 .....      1,135      1,134,871
New Center Asset Trust, due 7/02/01 .............      2,454      2,453,718
UBS Finance, Inc., due 7/02/01 ..................      2,581      2,580,703
    Total Short-Term Obligations, at Amortized Cost ........   $  8,287,049
                                                               ------------
Repurchase Agreement -- 0.3%
Merrill Lynch & Co., Inc., dated 6/29/01,
 due 7/02/01, total to be received $359,122
 (secured by various U.S. Treasury
 obligations in a jointly traded account),
 at cost ........................................   $    359   $    359,000
                                                               ------------
    Total Investments (Identified Cost, $106,487,491).......   $102,447,234
                                                               ------------
Put Options Written -- (0.3)%
                                                Principal Amount
                                                  of Contracts
Description/Expiration Month/Strike Price        (000 Omitted)
Japanese Yen/November/120.00 ....................JPY 914,252   $   (292,561)
Euro/September/0.90 .............................EUR   5,145   $    (12,112)
                                                               ------------
    Total Put Options Written (Premiums
     Received, $329,531) ........................              $   (304,673)
                                                               ------------
Call Options Written
Japanese Yen/August/118.40 ......................JPY   9,565   $     (5,682)
                                                               ------------
    Total Call Options Written (Premiums
     Received, $27,468) .........................              $     (5,682)
                                                               ------------
Other Assets,
 Less Liabilities -- 0.6% .......................                   663,636
                                                               ------------
  Net Assets -- 100.0% ..........................              $102,800,515
                                                               ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) -- June 30, 2001
Global Governments Series
Bonds -- 76.4%

                                                 Principal Amount
Issuer                                            (000 Omitted)    Value
Foreign Bonds -- 52.6%
Australia -- 0.6%
Commonwealth of Australia, 7.5s, 2009 ...........AUD     562   $    313,968
                                                               ------------
Canada -- 5.3%
Government of Canada, 6s, 2005 ..................CAD     451   $    301,588
Government of Canada, 5.25s, 2008 ...............      1,371      1,320,423
Government of Canada, 5.5s, 2009 ................      1,969      1,267,280
                                                               ------------
                                                               $  2,889,291
                                                               ------------
Denmark -- 1.6%
Kingdom of Denmark, 7s, 2007 ....................DKK   7,008   $    877,309
                                                               ------------
Germany -- 22.5%
Federal Republic of Germany,
 6.75s, 2004 ....................................EUR   6,319   $  5,680,301
Federal Republic of Germany, 4.75s, 2008 ........      1,556      1,305,809
Federal Republic of Germany, 4.5s, 2009 .........      5,323      4,373,833
Federal Republic of Germany, 4.75s, 2028 ........      1,183        867,375
                                                               ------------
                                                               $ 12,227,318
                                                               ------------
Greece -- 2.0%
Hellenic Republic, 8.9s, 2003 ...................EUR     129   $    116,935
Hellenic Republic, 8.7s, 2005 ...................        616        591,711
Hellenic Republic, 8.6s, 2008 ...................        352        354,475
                                                               ------------
                                                               $  1,063,121
                                                               ------------
Italy -- 7.7%
Republic of Italy, 5s, 2008 .....................EUR   4,991   $  4,177,659
                                                               ------------
Japan -- 5.5%
Development Bank of Japan, 1.75s,
 2010 (Banks & Credit Cos.) .....................JPY 137,000   $  1,168,526
International Bank for Reconstruction &
 Developement, 2s, 2008 (Banks &
 Credit Cos.) ...................................    141,400      1,242,801
International Bank for Reconstruction &
 Development, 5s, 2006 (Banks &
 Credit Cos.) ...................................        602        593,247
                                                               ------------
                                                               $  3,004,574
                                                               ------------
Sweden -- 1.3%
Kingdom of Sweden, 6s, 2005 .....................SEK   2,100   $    199,389
Kingdom of Sweden, 5s, 2009 .....................      5,845        525,848
                                                               $    725,237
United Kingdom-- 6.1%
United Kingdom Treasury, 6.75s, 2004 ............GBP     713   $  1,042,233
United Kingdom Treasury, 7.25s, 2007 ............        774      1,192,712
United Kingdom Treasury, 8s, 2015 ...............        438        785,078
United Kingdom Treasury, 6s, 2028 ...............        198        318,811
                                                               $  3,338,834
                                                               ------------
    Total Foreign Bonds ....................................   $ 28,617,311
                                                               ------------
U.S. Bonds -- 23.8%
Sallie Mae, 4.75s, 2004 .........................   $  1,150   $  1,142,628
U.S. Treasury Bonds, 6.25s, 2023 ................      2,201      2,290,405
U.S. Treasury Notes, 5.75s, 2005 ................      3,683      3,772,166
U.S. Treasury Notes, 6.125s, 2007 ...............      5,468      5,733,690
                                                               ------------
    Total U.S. Bonds .......................................   $ 12,938,889
                                                               ------------
    Total Bonds (Identified Cost, $44,585,306) .............   $ 41,556,200
                                                               ------------
Put Options Purchased -- 0.3%
                                                Principal Amount
                                                  of Contracts
Issuer/Expiration Month/Price                    (000 Omitted)
Japanese Goverment Bonds/
 August/139.38 (Premiums Paid, $95,546) ........JPY1,000,000   $    158,405
                                                               ------------

20-GGS

Short-Term Obligations -- 22.4%

                                                Principal Amount
Issuer                                           (000 Omitted)    Value
Federal Home Loan Bank,
 due 7/02/01, at Amortized Cost ................    $ 12,172   $ 12,170,817
                                                               ------------
    Total Investments (Identified Cost, $56,851,669) .......   $ 53,885,422
                                                               ------------
Call Options Written
                                                Principal Amount
                                                  of Contracts
Description/Expiration Month/Strike Price        (000 Omitted)
Japanese Government Bonds/August/
 139.38 (Premiums Received, $95,548) ...........JPY1,000,000   $    (21,254)
                                                               ------------
Other Assets,
 Less Liabilities -- 0.9% ..................................        522,343
                                                               ------------
Net Assets-- 100.0% ........................................   $ 54,386,511
                                                               ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) -- June 30, 2001
Global Total Return Series
Stocks -- 58.6%

Issuer                                               Shares       Value
Foreign Stocks -- 34.7%
Australia -- 0.9%
Australia & New Zealand Banking
 Group Ltd. (Banks and Credit Cos.)* ............     58,093   $    500,626
QBE Insurance Group Ltd. (Insurance)* ...........     60,005        361,274
                                                               ------------
                                                               $    861,900
                                                               ------------
Bermuda -- 1.0%
Tyco International Ltd., (Conglomerate) .........     16,524   $    900,558
                                                               ------------
Brazil -- 0.8%
Companhia de Bebidas das Americas,
ADR (Food and Beverage Products) ................      5,090   $    117,834
Embraer Aircraft Corp., ADR (Aerospace) .........     15,750        615,037
                                                               ------------
                                                               $    732,871
                                                               ------------
Canada -- 2.4%
BCE, Inc. (Telecom -- Wireline) .................      9,680   $    254,584
Canadian National Railway Co. (Railroad) ........     30,958      1,253,799
Manitoba Telecom Services
(Telecom -- Wireline) ...........................     17,960        506,090
Quebecor World, Inc.
 (Printing and Publishing) ......................      7,500        188,897
                                                               ------------
                                                               $  2,203,370
                                                               ------------
Denmark -- 0.5%
Danske Bank (Banks & Credit Cos.) ...............     24,960   $    448,962
                                                               ------------
France -- 6.2%
Alstom (Machinery) ..............................     13,415   $    373,460
Aventis S.A. (Medical and Health Products) ......      8,020        640,725
Carrefour SA (Supermarket) ......................      5,300        280,635
Castorama Dubois Investissement
 SA (Retail) ....................................      2,563        551,312
Generale de Sante (Medical and Health
 Technology Services)* ..........................      2,870         46,806
Groupe Danone (Food &
Beverage Products) ..............................      4,200        576,791
Sanofi-Synthelabo S.A. (Medical &
 Health Products) ...............................     10,940        718,298
Societe Television Francaise(1)
 (Entertainment) ................................     13,794        402,709
STMicroelectronics N.V. (Electronics) ...........     11,680        405,707
Technip S.A. (Construction) .....................      3,210        407,927
Total Fina S.A., ADR (Oils) .....................     15,132      1,062,266
Vivendi Environnement (Utilities-- Other) .......      7,200        303,223
                                                               ------------
                                                               $  5,769,859
                                                               ------------
Germany -- 1.1%
Fresenius AG, Preferred (Medical and
 Health Products) ...............................      3,820   $    362,304
Henkel KGaA, Preferred (Chemicals)* .............      3,100        178,616
Karstadt Quelle AG (Retail) .....................      7,470        221,311
Linde AG (Industrial) ...........................      6,900        293,277
                                                               ------------
                                                               $  1,055,508
                                                               ------------
Hong Kong -- 0.3%
China Mobile (Hong Kong) Ltd.
 (Cellular Phones) ..............................     57,500   $    303,004
                                                               ------------
Italy -- 1.1%
Assicurazioni Generali S.p.A (Insurance) ........     16,400   $    493,240
IntesaBCI S.p.A. (Financial Institutions) .......     27,300         96,446
San Paolo IMI S.p.A. (Banks and
 Credit Cos.) ...................................     37,540        481,511
                                                               ------------
                                                               $  1,071,197
                                                               ------------
Japan -- 4.5%
ASAHI Breweries, Ltd. (Beverage Products) .......     17,000   $    190,752


                                                                          21-GTS

Stocks -- continued%

Issuer                                               Shares       Value
Foreign Stocks -- continued
Japan -- continued
Canon, Inc. (Special Products & Services) .......     25,000   $  1,010,587
Fast Retailing Co. (Retail) .....................      2,000        348,091
Fuji Heavy Industries Ltd. (Automotive) .........     15,000        110,443
Honda Motor Co., Ltd. (Automotive) ..............      8,000        351,620
Mitsubishi Electric Corp. (Electronics) .........     26,000        128,874
NTT DoCoMo, Inc. (Telecom -- Wireless) ..........         27        469,923
Secom Co., Ltd. (Consumer Goods
 and Services) ..................................     11,800        658,710
Shiseido Co.
 (Consumer Goods & Services) ....................     21,000        197,065
Sumitomo Electric Industries, Ltd.
 (Telecom -- Wireline) ..........................     12,000        136,093
Tokyo Broadcasting System, Inc.
 (Entertainment) ................................     11,000        211,742
Tokyo Gas Co. Ltd. (Utilities -- Gas) ...........    146,000        443,808
                                                               ------------
                                                               $  4,257,708
                                                               ------------
Mexico -- 0.3%
Fomento Economico Mexicano S.A
(Food and Beverage Products) ....................      5,730   $    245,301
                                                               ------------
Netherlands -- 3.7%
Akzo Nobel N.V. (Chemicals) .....................     30,746   $  1,302,400
ING Groep N.V. (Financial Institutions) .........     17,753      1,161,114
Royal Dutch Petroleum Co., ADR (Oils) ...........     10,799        629,258
Unilever N.V. (Food and
 Beverage Products) .............................      7,000        419,872
                                                               ------------
                                                               $  3,512,644
                                                               ------------
Singapore -- 0.2%
Singapore Press Holdings Ltd.
 (Printing and Publishing) ......................     15,700   $    172,385
                                                               ------------
South Korea -- 0.3%
Korea Telecom Corp.
 (Telecom -- Wireline) ..........................     13,260   $    291,455
                                                               ------------
Spain -- 1.5%
Altadis, S.A. (Tobacco) .........................     57,900   $    826,051
Iberdrola S.A. (Utilities -- Electric) ..........     42,600        546,774
                                                               $  1,372,825
Sweden -- 0.4%
D. Carnegie & Co. AB (Financial
 Institutions)* .................................        230   $      2,634
Saab AB, "B" (Aerospace) ........................     41,015        384,870
                                                               ------------
                                                               $    387,504
                                                               ------------
Switzerland -- 2.7%
Nestle S.A. (Food and Beverage Products)* .......      4,150   $    882,586
Novartis AG (Medical & Health Products) .........     25,400        919,870
Syngenta AG (Chemicals) .........................     12,242        644,064
Synthes-Stratec, Inc. (Medical & Health
 Products)## ....................................        200        122,200
                                                               ------------
                                                               $  2,568,720
                                                               ------------
United Kingdom -- 6.8%
AstraZeneca Group PLC (Medical and
 Health Products) ...............................      2,536   $    117,351
Bank of Scotland (Banks & Credit Cos.)* .........     14,100        159,429
Boots Co. PLC (Retail)* .........................      6,020         50,945
BP Amoco PLC, ADR (Oils) ........................     10,482        522,528
British Telecommunications PLC
 (Telecom -- Wireline)* .........................     12,598         79,294
CGNU PLC (Insurance)* ...........................     52,443        725,896
Chubb PLC (Electronics) .........................    103,920        243,273
Diageo PLC
(Food & Beverage Products)* .....................    107,887      1,184,942

Issuer                                               Shares       Value
Foreign Stocks -- continued
United Kingdom -- continued
HSBC Holdings PLC
 (Banks and Credit Cos.)* .......................      9,720   $    115,311
Matalan PLC (Apparel and Textiles) ..............     24,200        169,017
Reckitt Benckiser PLC
 (Consumer Goods & Services) ....................     29,475        425,413
Reed International PLC (Publishing and
 Printing) ......................................     51,100        453,310
Reuters Group PLC (Business Services) ...........     13,100        170,258
Royal Bank of Scotland PLC
 (Banks & Credit Cos.)* .........................     13,791        304,297
Scottish Power PLC (Utilities -- Electric) ......      7,700         56,706
Smith & Nephew PLC (Medical and
 Health Products)* ..............................     91,602        475,954
Standard Chartered PLC
 (Banks and Credit Cos.) ........................     26,120        335,062
Vodafone Group PLC
 (Telecom -- Wireless)* .........................    360,104        798,623
                                                               ------------
                                                               $  6,387,609
                                                               ------------
    Total Foreign Stocks ...................................   $ 32,543,380
                                                               ------------
U.S. Stocks -- 23.9%
Advertising & Broadcasting -- 0.6%
Omnicom Group, Inc. .............................      6,665   $    573,190
                                                               ------------
Aerospace -- 1.3%
Boeing Co. ......................................     13,600   $    756,160
General Dynamics Corp. ..........................      1,670        129,943
United Technologies Corp. .......................      4,080        298,901
                                                               ------------
                                                               $  1,185,004
                                                               ------------
Automotive -- 0.2%
Visteon Corp. ...................................      7,480   $    137,482
                                                               ------------
Banks & Credit Cos. -- 0.6%
Bank America Corp. ..............................      5,300   $    318,159
Comerica, Inc. ..................................      1,900        109,440
FleetBoston Financial Corp. .....................      2,600        102,570
                                                               ------------
                                                               $    530,169
                                                               ------------
Business Machines -- 0.9%
International Business Machines Corp. ...........      7,790   $    880,270
                                                               ------------
Business Services -- 0.1%
Automatic Data Processing, Inc. .................      1,700   $     84,490
                                                               ------------
Computer Software -- Personal Computers -- 0.8%
Compaq Computer Corp. ...........................      3,600   $     55,764
Hewlett-Packard Co. .............................     24,900        712,140
                                                               ------------
                                                               $    767,904
                                                               ------------
Computer Software -- Systems -- 0.2%
BMC Software, Inc.* .............................      4,500   $    101,430
EMC Corp.* ......................................      1,430         41,541
Microsoft Corp.* ................................        890         63,911
                                                               ------------
                                                               $    206,882
                                                               ------------
Consumer Goods & Services -- 1.7%
Gillette Co. ....................................      5,600   $    162,344
Nike, Inc., "B" .................................      1,300         54,587
Philip Morris Cos., Inc. ........................     26,346      1,337,060
                                                               ------------
                                                               $  1,553,991
                                                               ------------
Electrical Equipment -- 1.0%
General Electric Co. ............................     20,060   $    977,925
                                                               ------------
Electronics -- 0.1%
General Motors Corp., "H"* ......................      4,500   $     91,125
                                                               ------------
Financial Institutions -- 1.7%
Fannie Mae ......................................      2,430   $    206,914
Freddie Mac Corp. ...............................      9,463        662,410
Goldman Sachs Group, Inc. .......................      1,100         94,380
J. P. Morgan Chase & Co. ........................      1,020         45,492


22-GTS

Issuer                                               Shares       Value
U.S. Stocks -- continued
Financial Institutions -- continued
Merrill Lynch & Co., Inc. .......................      4,870   $    288,547
PNC Financial Services Group Co. ................      3,050        200,660
Providian Financial Corp. .......................      1,380         81,696
                                                               ------------
                                                               $  1,580,099
                                                               ------------
Food & Beverage Products -- 0.9%
Anheuser-Busch Cos., Inc. .......................     20,600   $    848,720
                                                               ------------
Industrial Chemicals -- 0.8%
Air Products & Chemicals, Inc. ..................      8,800        402,600
Praxair, Inc. ...................................      8,135        382,345
                                                               ------------
                                                               $    784,945
                                                               ------------
Insurance -- 3.0%
AFLAC, Inc. .....................................      5,060   $    159,339
American International Group, Inc. ..............      9,100        782,600
CIGNA Corp. .....................................      2,300        220,386
Gallagher (Arthur J.) & Co. .....................      8,000        208,000
MetLife, Inc. ...................................     17,250        534,405
St. Paul Cos., Inc. .............................     17,650        894,679
UnumProvident Corp. .............................      1,720         55,246
                                                               ------------
                                                               $  2,854,655
                                                               ------------
Machinery -- 0.9%
Deere & Co., Inc. ...............................     19,630   $    742,996
Ingersoll Rand Co. ..............................      3,420        140,904
                                                               ------------
                                                               $    883,900
                                                               ------------
Manufacturing -- 0.4%
Minnesota Mining & Manufacturing Co. ............      3,300   $    376,530
                                                               ------------
Medical & Health Products -- 2.8%
American Home Products Corp. ....................     15,730   $    919,261
Eli Lilly & Co. .................................     14,700      1,087,800
Pfizer, Inc. ....................................      2,400         96,120
Pharmacia Corp. .................................      8,908        409,323
Stryker Corp. ...................................      2,400        131,640
                                                               ------------
                                                               $  2,644,144
                                                               ------------
Medical & Health Technology Services -- 0.4%
Applera Corp. -- Applied Biosystems Group .......      1,300   $     34,775
HCA, Inc. .......................................      5,000        225,950
IMS Health, Inc. ................................      4,200        119,700
                                                               ------------
                                                               $    380,425
                                                               ------------
Metals & Minerals -- 0.6%
Alcoa, Inc. .....................................     14,660   $    577,604
                                                               ------------
Natural Gas -- Pipeline -- 0.3%
Aquila, Inc.* ...................................        100   $      2,465
El Paso Corp. ...................................      3,500        183,890
National Fuel Gas Co. ...........................      2,000        103,980
                                                               ------------
                                                               $    290,335
                                                               ------------
Oil Services -- 1.3%
Baker Hughes, Inc. ..............................      2,360   $     79,060
Halliburton Co. .................................     12,660        450,696
Santa Fe International Corp. ....................      3,690        107,010
Schlumberger Ltd. ...............................      9,200        484,380
Transocean Sedco Forex, Inc. ....................      1,700         70,125
                                                               ------------
                                                               $  1,191,271
                                                               ------------
Oils -- 0.9%
Exxon Mobil Corp. ...............................      7,521   $    656,959
Occidental Petroleum Corp. ......................      7,300        194,107
                                                               ------------
                                                               $    851,066
                                                               ------------
Retail -- 0.7%
CVS Corp. .......................................     12,050   $    465,130
Lowe's Cos., Inc. ...............................      2,800        203,140
                                                               ------------
                                                               $    668,270
                                                               ------------
Issuer                                               Shares       Value
U.S. Stocks -- continued
Special Products & Services -- 0.1%
United Parcel Service, Inc. .....................      1,750   $    101,150
                                                               ------------
Supermarket -- 0.4%
Kroger Co.* .....................................      4,500   $    112,500
Safeway, Inc.* ..................................      4,860        233,280
                                                               ------------
                                                               $    345,780
                                                               ------------
Telecom -- Wireline -- 0.9%
CIENA Corp.* ....................................        510   $     19,349
Qwest Communications International, Inc. ........      4,480        142,778
Sprint Corp. ....................................      5,300        113,208
Verizon Communications ..........................     10,900        583,150
                                                               ------------
                                                               $    858,485
                                                               ------------
Utilities -- Electric -- 0.3%
Calpine Corp.* ..................................      4,300   $    162,540
NiSource, Inc. ..................................      4,000        109,320
                                                               ------------
                                                               $    271,860
                                                               ------------
    Total U.S. Stocks ......................................   $ 22,497,671
                                                               ------------
    Total Stocks (Identified Cost, $52,351,922) ............   $ 55,041,051
                                                               ------------
U.S. Bonds -- 19.4%

                                                Principal Amount
                                                 (000 Omitted)
U.S. Government Agencies -- 1.6%
FNMA, 6.5s, 2015 ................................   $    741   $    743,157
Sallie Mae, 4.75s, 2004 .........................        770        765,064
                                                               ------------
                                                               $  1,508,221
                                                               ------------
U.S. Treasury Obligations -- 17.8%
U.S. Treasury Bonds, 6.25s, 2023 ................   $  3,100   $  3,225,922
U.S. Treasury Notes, 5.75s, 2005 ................      1,862      1,907,079
U.S. Treasury Notes, 6.125s, 2007 ...............     11,048     11,584,822
                                                               ------------
                                                               $ 16,717,823
                                                               ------------
    Total U.S. Bonds .......................................   $ 18,226,044
                                                               ------------
Foreign Bonds -- 16.7%
Canada -- 2.0%
Government of Canada, 6s, 2005 ..................CAD     302   $    201,950
Government of Canada, 5.25s, 2008 ...............   $    867        835,016
Government of Canada, 5.5s, 2009 ................CAD   1,251        805,164
                                                               ------------
                                                               $  1,842,130
                                                               ------------
Denmark -- 1.1%
Kingdom of Denmark, 7s, 2007 ....................DKK   8,363   $  1,046,937
                                                               ------------
Germany -- 4.3%
Federal Republic of Germany, 4.5s, 2009 .........EUR   4,896   $  4,022,973
                                                               ------------
Greece -- 1.0%
Hellenic Republic, 8.9s, 2003 ...................EUR     511   $    464,540
Hellenic Republic, 8.7s, 2005 ...................        329        315,579
Hellenic Republic, 8.6s, 2008 ...................        153        153,605
                                                               ------------
                                                               $    933,724
                                                               ------------
Italy -- 1.3%
Republic of Italy, 5s, 2008 .....................EUR   1,415   $  1,184,410
                                                               ------------
Japan -- 2.7%
Development Bank of Japan
 (Banks and Credit Cos.), 1.75s, 2010 ...........JPY  53,000   $    452,058
International Bank for Reconstruction &
 Development (Banks and Credit Cos.),
 5s, 2006 .......................................   $  1,226      1,208,174
International Bank for Reconstruction &
 Developement (Banks and Credit Cos.),
 2s, 2008 .......................................    101,000        887,715
                                                               ------------
                                                               $  2,547,947
                                                               ------------
New Zealand -- 0.8%
Government of New Zealand, 7s, 2009 .............NZD   1,717   $    707,890
                                                               ------------

                                                                          23-GTS


Foreign Bonds -- continued
Sweden -- 0.4%
Kingdom of Sweden, 6s, 2005 .....................SEK   1,100   $    104,442
Kingdom of Sweden, 5s, 2009 .....................      3,050        274,394
                                                               ------------
                                                               $    378,836
                                                               ------------
United Kingdom -- 3.1%
United Kingdom Treasury, 6.75s, 2004 ............GBP   2,025   $  2,960,057
                                                               ------------
    Total Foreign Bonds ....................................   $ 15,624,904
                                                               ------------
    Total Bonds (Identified Cost, $35,737,727) .............   $ 33,850,948
                                                               ------------
Call Options Purchased

                                                Principal Amount
                                                  of Contracts
Issuer/Expiration Month/Price                    (000 Omitted)
Japanese Government Bonds/
 August/139.38
 (Premiums Paid, $13,377) .......................JPY 140,000   $     22,177
                                                               ------------
Short-Term Obligations -- 4.3%
                                                Principal Amount
                                                 (000 Omitted)
Barton Capital Corp., due 7/02/01 ...............   $    358   $    357,959
Cargill, Inc., due 7/02/01 ......................        188        187,979
Dow Chemical Co., due 7/02/01 ...................        125        124,986
General Electric Capital Corp., due 7/02/01 .....        254        253,971
New Center Asset Trust, due 7/02/01 .............      2,239      2,238,743
UBS Finance, Inc., due 7/02/01 ..................        866        865,900
                                                               ------------
    Total Short-Term Obligations, at Amortized Cost ........   $  4,029,538
                                                               ------------
Repurchase Agreement -- 0.3%
Merrill Lynch & Co., Inc. dated, 6/29/01,
 due 7/02/01, total to be received $234,080
 (secured by various U.S. Treasury and Federal
 Agency obligations in a jointly traded
 account), at Cost ..............................   $    234   $    234,000
                                                               ------------
    Total Investments
     (Identified Cost, $92,366,564) ........................   $ 93,177,714
                                                               ------------
Put Options Written
                                                Principal Amount
                                                  of Contracts
Issuer/Expiration Month/Price                    (000 Omitted)
Japanese Government Bonds/
 August/139.38
 (Premiums Received, $13,377) ...................JPY 140,000   $     (2,976)
                                                               ------------
Other Assets,
 Less Liabilities -- 0.7% ..................................        682,790
                                                               ------------
Net Assets -- 100.0% .......................................   $ 93,857,528
                                                               ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) -- June 30, 2001
Government Securities Series
Bonds -- 97.0%

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Federal Agencies -- 15.6%
Aid to Israel, 5.625s, 2003 .....................   $  2,000   $  2,028,160
Aid To Lebanon, 7.62s, 2009 .....................      7,410      8,044,592
Aid To Peru, 9.98s, 2008 ........................      4,094      4,692,680
Financing Corp., 9.4s, 2018 .....................      4,845      6,289,391
Financing Corp., 9.8s, 2018 .....................      7,760     10,400,806
Financing Corp., 10.35s, 2018 ...................      5,100      7,151,169
Resolution Funding Corp., 8.875s, 2020 ..........      6,000      7,742,820
Student Loan Marketing Assn., 5s, 2004 ..........     21,800     21,747,680
Tennessee Valley Authority, 0s, 2042 ............     12,500      6,282,500
U.S. Department of Housing & Urban
Development, 6.83s, 2003 ........................      8,025      8,320,481
U.S. Department of Housing & Urban
 Development, 6.59s, 2016 .......................      5,744      5,573,288
U.S. Department of Veterans Affairs,
 7.5s, 2009 .....................................      6,812      7,061,047
                                                               ------------
    Total U.S. Federal Agencies ............................   $ 95,334,614
                                                               ------------
U.S. Government Guaranteed -- 81.4%
Maritime Administration -- 1.7%
Empresa Energetica Cornito Ltd.,
 6.07s, 2010 ....................................   $ 10,340   $ 10,383,015
                                                               ------------
Small Business Administration -- 2.7%
SBA, 8.2s, 2005 .................................   $    249   $    254,150
SBA, 8.4s, 2007 .................................        203        214,428
SBA, 9.65s, 2007 ................................         95        102,563
SBA, 8.7s, 2009 .................................      1,458      1,563,131
SBA, 9.05s, 2009 ................................        141        151,306
SBA, 10.05s, 2009 ...............................        187        204,006
SBA, 6.34s, 2021 ................................      4,000      3,940,644
SBA, 6.35s, 2021 ................................      5,000      4,932,455
SBA, 6.44s, 2021 ................................      5,000      4,991,000
                                                               ------------
                                                               $ 16,353,683
                                                               ------------
U.S. Government Agencies -- 55.8%
Federal Home Loan Bank, 7.5s, 2027 ..............   $  1,968   $  2,009,799
Federal Home Loan Bank, 6.5s, 2029 ..............     38,259     37,704,783
Federal Home Loan Mortgage Corp.,
 7.5s, 2001 .....................................        623        634,808
Federal Home Loan Mortgage Corp.,
 5s, 2004 .......................................      9,000      8,997,750
Federal Home Loan Mortgage Corp.,
 5.25s, 2006 ....................................     12,051     11,919,162
Federal Home Loan Mortgage Corp.,
 6.625s, 2009 ...................................     15,000     15,517,950
Federal Home Loan Mortgage Corp.,
 6.5s, 2029 .....................................     12,130     11,954,752
Federal Home Loan Mortgage Corp.,
 7s, 2030 .......................................     13,726     13,807,321
FNMA., 6.75s, 2003 ..............................      5,093      5,225,717
FNMA., 4.75s, 2004 ..............................     18,000     17,915,580
FNMA., 7.27s, 2005 ..............................      5,832      6,059,488
FNMA., 6.831s, 2011 .............................      6,934      6,968,593
FNMA., 7.5s, 2015 ...............................      7,560      7,777,780
FNMA., 6.5s, 2016 ...............................     22,813     22,888,813
FNMA., 6.74s, 2020 ..............................         24         24,213


24-GSS

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Government Agencies -- continued
FNMA., 6.5s, 2027 ...............................   $ 16,123   $ 15,877,364
FNMA., 7s, 2029 .................................     29,579     29,729,971
FNMA., 7.5s, 2029 ...............................      2,104      2,148,012
FNMA., 7s, 2030 .................................      8,371      8,413,807
FNMA., 7.5s, 2030 ...............................     12,165     12,418,482
GNMA, 6.5s, 2003 ................................          5          4,783
GNMA, 12.25s, 2015 ..............................          3          2,962
GNMA, 8.5s, 2022 ................................      4,169      4,357,509
GNMA, 7.5s, 2023 ................................        758        780,981
GNMA, 6.5s, 2024 ................................         31         30,801
GNMA, 7.5s, 2024 ................................      1,576      1,623,419
GNMA, 7.5s, 2025 ................................      9,897     10,156,114
GNMA, 6.5s, 2026 ................................        523        517,660
GNMA, 7s, 2026 ..................................      2,388      2,411,711
GNMA, 7.5s, 2026 ................................      2,001      2,053,546
GNMA, 8s, 2026 ..................................        303        313,753
GNMA, 7s, 2027 ..................................      2,902      2,931,370
GNMA, 7.5s, 2027 ................................      5,044      5,175,919
GNMA, 8s, 2027 ..................................      4,155      4,306,060
GNMA, 6.5s, 2028 ................................     29,938     29,656,058
GNMA, 7s, 2028 ..................................     12,902     13,031,034
GNMA, 7s, 2029 ..................................      9,806      9,904,178
GNMA, 8s, 2030 ..................................     15,377     15,935,069
                                                               ------------
                                                               $341,187,072
                                                               ------------
U.S. Treasury Obligations -- 21.2%
U.S. Treasury Bonds, 10.375s, 2012 ..............   $ 11,300   $ 14,292,692
U.S. Treasury Bonds, 9.875s, 2015 ...............     30,020     41,783,938
U.S. Treasury Bonds, 3.625s, 2028 ...............     10,957     11,216,899
U.S. Treasury Bonds, 3.875s, 2029 ...............     10,970     11,745,006
U.S. Treasury Bonds, 6.125s, 2029 ...............      3,817      3,953,572
U.S. Treasury Bonds, 5.375s, 2031 ...............     12,000     11,370,000
U.S. Treasury Notes, 5.875s, 2004 ...............      1,500      1,551,315
U.S. Treasury Notes, 4.625s, 2006 ...............     10,000      9,862,500
U.S. Treasury Notes, 5.75s, 2010 ................      9,500      9,719,925
U.S. Treasury Notes, 5s, 2011 ...................     15,000     14,552,250
                                                               ------------
                                                               $130,048,097
                                                               ------------
    Total U.S. Government Guaranteed .......................   $497,971,867
                                                               ------------
    Total Bonds (Identified Cost, $585,258,746) ............   $593,306,481
                                                               ------------
Repurchase Agreement -- 1.6%
Merrill Lynch & Co., Inc, dated 6/29/01,
 due 7/02/01, total to be received $9,995,397
 (secured by various U.S. Treasury and Federal
 Agency obligations in a jointly traded
 account), at Cost ..............................   $  9,992   $  9,992,000
                                                               ------------
    Total Investments
     (Identified Cost, $595,250,746) .......................   $603,298,481
                                                               ------------
Other Assets,
 Less Liabilities -- 1.4% ..................................      8,391,026
                                                               ------------
    Net Assets -- 100.0% ...................................   $611,689,507
                                                               ------------

           See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) -- June 30, 2001
High Yield Series
Bonds -- 88.2%

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Bonds -- 79.7%
Aerospace -- 2.8%
Airplane Pass-Through Trust, 10.875s, 2019+ .....   $    691   $    414,834
Alliant Techsystems, Inc., 8.5s, 2011## .........      1,655      1,671,550
Argo Tech Corp., 8.625s, 2007 ...................      1,280      1,145,600
BE Aerospace, Inc., 8s, 2008 ....................        495        472,725
BE Aerospace, Inc., 9.5s, 2008 ..................        425        429,250
K & F Industries, Inc., 9.25s, 2007 .............      2,615      2,686,913
L-3 Communications Corp., 10.375s, 2007 .........        605        636,006
L-3 Communications Corp., 8s, 2008 ..............        800        798,000
L-3 Communications Corp., 8.5s, 2008 ............        475        479,750
MOOG, Inc., 10s, 2006 ...........................      1,575      1,614,375
Stellex Industries, Inc., 9.5s, 2007** ..........        530         15,900
                                                               ------------
                                                               $ 10,364,903
                                                               ------------
Building -- 5.4%
AAF-McQuay, Inc., 8.875s, 2003 ..................   $    250   $    247,500
American Standard Inc., 7.125s, 2003 ............        955        947,838
American Standard, Inc., 7.375s, 2008 ...........      2,500      2,468,750
American Standard, Inc., 7.625s, 2010 ...........        200        197,500
Atrium Cos., Inc., 10.5s, 2009 ..................      1,755      1,561,950
Building Materials Corp. of America,
 7.75s, 2005 ....................................      1,500        915,000
Building Materials Corp. of America,
 8.625s, 2006 ...................................        140         82,600
Building Materials Corp. of America,
 8s, 2007 .......................................      1,750        988,750
D. R. Horton, Inc., 8s, 2009 ....................        625        600,000
D. R. Horton, Inc., 9.75s, 2010 .................      1,575      1,606,500
Formica Corp., 10.875s, 2009 ....................      2,150      1,290,000
Lennar Corp., 9.95s, 2010 .......................        926        995,450
Meritage Corp., 9.75s, 2011## ...................        675        668,250
MMI Products, Inc., 11.25s, 2007 ................      1,600      1,488,000
MMI Products, Inc., 13s, 2007+ ..................        625        625,000
Nortek, Inc., 9.25s, 2007 .......................      1,500      1,477,500
Nortek, Inc., 8.875s, 2008 ......................        470        452,375
Williams Scotsman, Inc., 9.875s, 2007 ...........      3,415      3,244,250
                                                               ------------
                                                               $ 19,857,213
                                                               ------------
Business Services -- 1.4%
Amkor Tech, Inc., 9.25s, 2008## .................   $  1,030   $    986,225
Iron Mountain, Inc., 10.125s, 2006 ..............        895        946,463
Pierce Leahy Corp., 9.125s, 2007 ................        675        698,625
Unisystem Corp., 8.125s, 2006 ...................      1,745      1,692,650
Unisystem Corp., 7.875s, 2008 ...................        830        796,800
                                                               ------------
                                                               $  5,120,763
                                                               ------------
Chemicals -- 2.0%
Huntsman ICI Holdings, 0s, 2009 .................   $    250   $     75,625
Huntsman ICI Holdings, 10.125s, 2009 ............      2,625      2,651,250
Lyondell Chemical Co., 9.625s, 2007 .............        905        902,737
Lyondell Chemical Co., 9.875s, 2007 .............        275        274,313
Macdermid, Inc., 9.125s, 2011## .................      1,005        999,975
PMD Group, Inc., 11s, 2011## ....................        785        796,775
Sovereign Specialty Chemicals,
 11.875s, 2010 ..................................      1,200      1,080,000
Sterling Chemicals, Inc., 11.75s, 2006** ........        240         55,200
Sterling Chemicals, Inc., 12.375s, 2006** .......        120         93,600
Sterling Chemicals, Inc., 11.25s, 2007** ........      1,100        242,000
Sterling Chemicals, Inc., 0s to 2001,
 13.5s to 2008** ................................        575         28,750
                                                               ------------
                                                               $  7,200,225
                                                               ------------
Consumer Goods & Services -- 3.3%
American Safety Razor Co., 9.875s, 2005 .........   $  1,000   $    990,000
General Binding Corp., 9.375s, 2008 .............      1,840      1,398,400


                                                                          25-HYS

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Bonds -- continued
Consumer Goods & Services -- continued
Kindercare Learning Centers, Inc.,
 9.5s, 2009 .....................................   $  2,045   $  2,024,550
Remington Products Co., 11s, 2006## .............      1,015        984,550
Remington Products Co. LLC, 11s, 2006 ...........        515        500,194
Samsonite Corp., 10.75s, 2008 ...................      2,370      1,978,950
Simmons Co., 10.25s, 2009 .......................      2,360      2,289,200
Synthetic Industries, Inc., 17s, 2008 ...........      1,525        838,750
Westpoint Stevens, Inc., 7.875s, 2005 ...........      2,900      1,129,800
                                                               ------------
                                                               $ 12,134,394
                                                               ------------
Corporate Asset-Backed -- 1.3%
Commercial Mortgage Acceptance
 Corp., 5.44s, 2013 .............................   $  2,700   $  1,829,346
Mortgage Capital Funding, Inc.,
 7.214s, 2007 ...................................      1,000        854,656
Nationslink Funding Corp., 5s, 2009 .............      3,000      2,146,406
                                                               ------------
                                                               $  4,830,408
                                                               ------------
Container, Forest & Paper Products -- 4.8%
Applied Extrusion Technologies, Inc.,
 11.5s, 2002 ....................................   $    805   $    806,006
Applied Extrusion Technologies, Inc.,
 10.75s, 2011## .................................        765        774,563
Atlantis Plastics, Inc., 11s, 2003 ..............        525        488,250
Buckeye Cellulose Corp., 8.5s, 2005 .............      1,525      1,513,562
Buckeye Technologies, Inc., 8s, 2010 ............        900        850,500
Consolidated Container Co., 10.125s, 2009 .......        395        393,025
Fibermark, Inc., 10.75s, 2011## .................      1,100      1,105,500
Gaylord Container Corp., 9.375s, 2007 ...........      1,275        816,000
Gaylord Container Corp., 9.75s, 2007 ............        975        614,250
Gaylord Container Corp., 9.875s, 2008 ...........      2,035        590,150
Huntsman Packaging, Corp., 13s, 2010 ............        660        481,800
Riverwood International Corp., 10.25s, 2006 .....      2,545      2,583,175
Riverwood International Corp., 10.625s,
 2007## .........................................      1,000      1,030,000
Riverwood International Corp., 10.875s, 2008 ....        540        521,100
Silgan Holdings, Inc., 9s, 2009 .................      3,000      3,045,000
Speciality Paperboard, Inc., 9.375s, 2006 .......        800        736,000
U.S. Timberlands, 9.625s, 2007 ..................      1,515      1,212,000
                                                               ------------
                                                               $ 17,560,881
                                                               ------------
Energy -- 6.0%
AmeriGas Partners LP, 10.125s, 2007 .............   $  1,600   $  1,632,000
Belden & Blake Corp., 9.875s, 2007 ..............        755        619,100
Chesapeake Energy Corp., 8.125s, 2011## .........      1,615      1,512,044
Clark Refining & Marketing, Inc.,
 8.625s, 2008 ...................................      1,050        892,500
Clark USA, Inc., 10.875s, 2005 ..................         90         72,000
Continental Resources, Inc., 10.25s, 2008 .......      1,625      1,413,750
Dresser, Inc., 9.375s, 2011## ...................        490        496,125
Forest Oil Corp., 10.5s, 2006 ...................        420        445,200
Grant Prideco, Inc., 9.625s, 2007## .............        950        980,875
Gulfmark Offshore, Inc., 8.75s, 2008 ............      1,375      1,340,625
HS Resources, Inc., 9.25s, 2006 .................      2,925      3,070,787
Mission Resources Corp., 10.875s, 2007## ........        975        979,875
P&L Coal Holdings Corp., 8.875s, 2008 ...........        734        763,360
P&L Coal Holdings Corp., 9.625s, 2008 ...........      2,063      2,176,465
Pemex Project, 9.125s, 2010## ...................      2,770      2,932,738

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Bonds -- continued
Energy -- continued
Pioneer Natural Resources Co., 9.625s, 2010 .....   $    870   $    970,050
R & B Falcon Corp., 9.5s, 2008 ..................      1,005      1,155,418
Triton Energy Limited, 8.875s, 2007 .............        325        333,125
                                                               ------------
                                                               $ 21,786,037
                                                               ------------
Financial Institutions -- 1.3%
Madison River Capital LLC/Finance
Corp., 13.25s, 2010 .............................   $    650   $    312,000
Morgan Stanley Capital I, Inc., 6.86s, 2010 .....        745        645,015
Morgan Stanley Capital I, Inc., 7.755s, 2039 ....      1,490      1,220,747
Willis Corroon Corp., 9s, 2009 ..................      2,495      2,544,900
                                                               ------------
                                                               $  4,722,662
                                                               ------------
Food & Beverage Products -- 0.5%
Michael Foods Acquisition Corp.,
 11.75s, 2011## .................................   $  1,770   $  1,814,250
                                                               ------------
Gaming &  Hotels-- 9.4%
Ameristar Casinos Inc., 10.75s, 2009 ............   $    910   $    941,850
Argosy Gaming Co., 10.75s, 2009 .................        795        854,625
Autotote Corp., 12.5s, 2010 .....................        970        965,150
Aztar Corp., 8.875s, 2007 .......................      2,465      2,495,812
Boyd Gaming Corp., 9.5s, 2007 ...................        660        640,200
Coast Hotels & Casinos, Inc., 9.5s, 2009 ........      2,925      2,998,125
Eldorado Resorts LLC, 10.5s, 2006 ...............        800        816,000
Felcor Lodging LP, 8.5s, 2011## .................        975        926,250
HMH Properties, Inc., 8.45s, 2008 ...............      2,545      2,468,650
Hollywood Park, Inc., 9.25s, 2007 ...............      2,335      2,148,200
Horseshoe Gaming LLC, 8.625s, 2009 ..............      1,930      1,949,300
Isle of Capri Casinos, Inc., 8.75s, 2009 ........      1,970      1,787,775
Mandalay Resort Group, 9.5s, 2008 ...............      2,165      2,251,600
MGM Grand, Inc., 9.75s, 2007 ....................      2,620      2,790,300
MGM Mirage, 8.375s, 2011 ........................      1,800      1,804,500
Park Place Entertainment, Corp.,
 8.875s, 2008 ...................................      3,535      3,641,050
Prime Hospitality Corp., 9.75s, 2007 ............      1,535      1,569,538
Station Casinos, Inc., 8.875s, 2008 .............      2,375      2,386,875
Station Casinos, Inc., 9.875s, 2010 .............        965      1,006,012
                                                               ------------
                                                               $ 34,441,812
                                                               ------------
Industrial -- 5.7%
Actuant Finance Corp., 13s, 2009 ................   $  1,120   $  1,131,200
Agco Corp., 9.5s, 2008## ........................      2,330      2,283,400
Allied Waste North America, Inc.,
 7.625s, 2006 ...................................      2,335      2,299,975
Allied Waste North America, Inc.,
 8.875s, 2008## .................................      1,135      1,160,537
Allied Waste North America, Inc.,
 10s, 2009 ......................................        560        575,400
Blount, Inc., 7s, 2005 ..........................      1,910      1,470,700
Blount, Inc., 13s, 2009 .........................        905        522,637
Columbus McKinnon Corp., 8.5s, 2008 .............      1,675      1,457,250
Day International Group, Inc.,
 11.125s, 2005 ..................................        615        624,225
Hayes Lemmerz International, Inc.,
 11.875s, 2006## ................................      1,350      1,326,375
Hayes Wheels International, Inc.,
 9.125s, 2007 ...................................        950        712,500
Haynes International, Inc., 11.625s, 2004 .......      1,390        834,000
International Knife & Saw, Inc.,
 11.375s, 2006** ................................      1,325        129,188


26-HYS

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Bonds -- continued
Industrial -- continued
Lear Corp., 9.5s, 2006 ..........................   $    575   $    601,881
Manitowoc Company, 10.375s, 2011## ..............        810        693,094
Motors & Gears, Inc., 10.75s, 2006 ..............        375        374,063
Navistar International Corp., 9.375s, 2006## ....        555        559,163
Numatics, Inc., 9.625s, 2008 ....................        320        201,600
Oxford Automotive, Inc., 10.125s, 2007 ..........         25         16,000
Simonds Industries, Inc., 10.25s, 2008 ..........      1,245        809,250
Terex Corp., 10.375s, 2011## ....................      1,760      1,812,800
Thermadyne Holdings Corp., 0s to
 2003, 12.5s to 2008** ..........................      2,900         43,500
Thermadyne Manufacturing / Capital
 Corp., 9.875s, 2008** ..........................      1,950        743,437
Venture Holdings, 9.5s, 2005 ....................        800        624,000
                                                               ------------
                                                               $ 21,006,175
                                                               ------------
Media -- 16.2%
Acme Television LLC, 10.875s, 2004 ..............   $    795   $    739,350
Adelphia Communications Corp.,
 8.375s, 2008 ...................................      3,280      3,001,200
Adelphia Communications Corp.,
 9.375s, 2009 ...................................        535        497,550
Allbritton Communications Co., 9.75s, 2007 ......      1,300      1,332,500
Avalon Cable Holdings LLC, 0s to 2003,
 11.875s to 2008 .................................      1,950      1,491,750
Benedek Communications Corp., 0s to
 2001, 13.25s, 2006 .............................      1,830      1,024,800
CD Radio, Inc., 14.5s, 2009 .....................        600        282,000
Chancellor Media Corp., 8.75s, 2007 .............        650        671,125
Chancellor Media Corp., 8s, 2008 ................      2,995      3,114,800
Charter Communications Holdings,
 8.25s, 2007 ....................................      3,250      3,079,375
Charter Communications Holdings, 0s
 to 2004, 9.92s to 2011 .........................      3,150      2,142,000
Cumulus Media, Inc., 10.375s, 2008 ..............         50         50,000
Echostar Broadband Corp., 10.375s, 2007 .........      2,440      2,440,000
Echostar DBS Corp., 9.375s, 2009 ................      2,850      2,778,750
Emmis Escrow Corp., 0s to 2006, 12.50s
 to 2011 ........................................      2,645      1,494,425
Fox/Liberty Networks LLC, Inc.,
 8.875s, 2007 ...................................      1,080      1,128,600
FrontierVision Holding LP, 0s to 2001,
 11.87s to 2007 .................................        300        306,000
Frontiervision Operating Partnership LP,
 11s, 2006 ......................................      1,350      1,397,250
Granite Broadcasting Corp., 10.375s, 2005 .......        494        330,980
Granite Broadcasting Corp., 8.875s, 2008 ........        240        160,800
Hollinger International Publishing,
 9.25s, 2007 ....................................      1,390      1,403,900
Insight Midwest, 9.75s, 2009 ....................      2,440      2,525,400
Lenfest Communications, Inc., 10.5s, 2006 .......      1,345      1,547,960
Liberty Group Operating, Inc., 9.375s, 2008 .....        370        259,000
LIN Holdings Corp., 0s to 2003, 10s to 2008 .....      3,910      3,069,350
LIN Television Corp., 8s, 2008## ................        960        926,400
Marvel Holdings, Inc., 0s, 2001** ...............      1,165              0
Mediacom LLC, 9.5s, 2013## ......................      1,455      1,374,975

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Bonds -- continued
Media -- continued
Mediacom LLC, 11s, 2013## .......................   $  1,220   $  1,223,050
NTL Communications Corp., 0s to 2003,
 12.375s to 2006 ................................      4,820      2,024,400
NTL, Inc., 0s to 2003, 9.75s to 2008## ..........      2,035        885,225
Paxson Communications Corp.,
 11.625s, 2002 ..................................      2,485      2,516,062
Paxson Communications Corp., 10.75s, 2008 .......      1,155      1,155,000
Pegasus Communications Corp., 12.5s, 2007 .......      1,450      1,435,500
Primedia, Inc., 8.875s, 2011## ..................      1,300      1,209,000
Quebecor Media Inc., 11.125s, 2011## ............      1,420      1,405,800
Radio One, Inc., 8.875s, 2011## .................      1,170      1,170,000
Spanish Broadcasting Systems, Inc.,
 9.625s, 2009 ...................................      1,550      1,402,750
Telemundo Holdings, Inc., 0s to 2003,
 11.5s to 2008 ..................................      2,825      2,302,375
Telewest Communications, 9.875s, 2010 ...........        955        802,200
Transwestern Publishing Co., 9.625s, 2007## .....        425        428,188
United International Holdings, 0s to
 2003, 10.75s to 2008 ...........................      1,220        390,400
World Color Press, Inc., 7.75s, 2009 ............        700        672,763
XM Satellite Radio, Inc., 14s, 2010 .............      1,030        618,000
Young Broadcasting, Inc., 8.75s, 2007 ...........      1,000        930,000
                                                               ------------
                                                               $ 59,140,953
                                                               ------------
Medical & Health Technology Services -- 5.2%
Alaris Medical Systems, Inc., 9.75s, 2006 .......   $  1,500   $  1,110,000
Alliance Imaging, Inc., 10.375s, 2011## .........      1,250      1,281,250
Beverly Enterprises, Inc., 9.625s,
 2009## .........................................      1,425      1,460,625
Fisher Scientific International, Inc., 9s, 2008 .      2,020      1,989,700
Fresenius Medical Care Capital Trust II,
7.875s, 2008 ....................................      2,735      2,667,550
HCA Healthcare Co., 7.875s, 2011 ................      3,350      3,379,312
Prime Medical Services, Inc., 8.75s, 2008 .......      2,425      2,115,813
Tenet Healthcare Corp., 8s, 2005 ................      3,310      3,396,887
Triad Hospitals, 8.75s, 2009## ..................      1,515      1,541,513
                                                               ------------
                                                               $ 18,942,650
                                                               ------------
Metals & Minerals -- 1.6%
Century Aluminum, Co., 11.75s, 2008## ...........   $    465   $    485,925
Commonwealth Aluminum Corp.,
 10.75s, 2006 ...................................      1,405      1,271,525
Doe Run Resources Corp., 11.25s, 2005 ...........      1,000        280,000
Jorgensen (Earle M.) Co., 9.5s, 2005 ............      1,850      1,776,000
Kaiser Aluminum & Chemical Corp.,
 9.875s, 2002 ...................................      1,275      1,262,250
Kaiser Aluminum & Chemical Corp.,
 12.75s, 2003 ...................................        275        248,875
Metal Management, Inc., 10s, 2008+** ............      1,275         38,250
WCI Steel, Inc., 10s, 2004 ......................        720        500,400
                                                               ------------
                                                               $  5,863,225
                                                               ------------
Oil Services -- 0.3%
Sesi LLC, 8.875s, 2011## ........................   $  1,190   $  1,192,975
                                                               ------------
Retail -- 1.9%
Duane Reade, Inc., 9.25s, 2008 ..................   $  1,000   $    960,000
Finlay Enterprises, Inc., 9s, 2008 ..............        450        411,750
Finlay Fine Jewelry Corp., 8.375s, 2008 .........      1,325      1,311,750
J. Crew Operating Corp., 10.375s, 2007 ..........      1,830      1,642,425


                                                                          27-HYS

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Bonds -- continued
Retail -- continued
K Mart Corp., 9.375s, 2006 ......................   $  1,275   $  1,243,125
Southland Corp., 5s, 2003 .......................      1,330      1,245,053
                                                               ------------
                                                               $  6,814,103
                                                               ------------
Supermarket
Jitney-Jungle Stores of America, Inc.,
12s, 2006** .....................................   $  1,140   $      5,700
Jitney-Jungle Stores of America, Inc.,
10.375s, 2007** .................................        250          1,250
Penn Traffic Co., 11s, 2009 .....................          1            733
                                                               ------------
                                                               $      7,683
                                                               ------------
Telecommunications -- 9.7%
Alamosa Holdings, Inc., 0s to 2005,
 12.88s to 2010 .................................   $  3,075   $  1,383,750
Allegiance Telecommunications, Inc.,
 0s to 2003, 11.75s to 2008 .....................      2,340      1,333,800
Allegiance Telecommunications, Inc.,
 12.875s, 2008 ..................................        585        514,800
American Cellular Corp., 9.5s, 2009## ...........        450        423,000
American Tower Corp., 9.375s, 2009## ............      1,630      1,524,050
AT & T Wireless Services, Inc., 7.875s,
 2011## .........................................      2,140      2,144,323
Centennial Cellular Operating Co.,
 10.75s, 2008 ...................................      2,325      2,115,750
Citizens Communications Co., 9.25s, 2011 ........        360        372,906
Crown Castle International Corp.,
 10.75s, 2011 ...................................      1,685      1,600,750
Cybernet Internet Services International,
 14s, 2009 ......................................        300         42,000
Dobson Communications Corp.,
 10.875s, 2010 ..................................      1,055      1,055,000
Exodus Communications, Inc., 11.25s, 2008 .......      1,880        620,400
Exodus Communications, Inc., 10.75s, 2009 .......        125         41,250
Exodus Communications, Inc., 11.625s, 2010 ......        225         77,625
Focal Communications Corp., 0s to
 2003, 12.125s to 2008 ..........................      1,100        242,000
Focal Communications Corp., 11.875s, 2010 .......        905        290,731
Hyperion Telecommunication, Inc., 12s, 2007 .....      1,500        750,000
ICG Holdings, Inc., 0s to 2001, 12.5s to 2006** .      1,750        262,500
ITC Deltacom, Inc., 11s, 2007 ...................        932        643,080
ITC Deltacom, Inc., 9.75s, 2008 .................        635        374,650
Level 3 Communications, Inc., 9.125s,  2008 .....      1,525        632,875
McLeodusa, Inc., 8.125s, 2009 ...................      1,140        615,600
Metromedia Fiber Network, Inc., 10s, 2008 .......      2,095        806,575
MJD Communications, Inc., 9.5s, 2008 ............      1,000        800,000
Nextel Communications, Inc., 0s to
 2002, 9.75s to 2007 ............................        785        510,250
Nextel Communications, Inc., 0s to 2003,
 9.95s to 2008 ..................................      4,405      2,753,125
Nextel Communications, Inc., 9.5s, 2011 .........      2,600      1,976,000

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Bonds -- continued
Telecommunications -- continued
Nextel International, Inc., 0s to 2003,
 12.125s to 2008 ................................   $  1,175   $    329,000
Nextel International, Inc., 12.75s, 2010 ........      1,500        435,000
Nextlink Communications, Inc., 9.625s, 2007 .....        350        105,000
Nextlink Communications, Inc., 10.75s, 2009 .....      3,015        964,800
Nextlink Communications, Inc., 0s to
 2004, 12.25s to 2009 ...........................        900        135,000
Northeast Optic Network, 12.75s, 2008 ...........        205         57,400
PSINet, Inc., 10.5s, 2006** .....................      1,200         72,000
PSINet, Inc., 11.5s, 2008** .....................        550         34,375
PSINet, Inc., 11s, 2009** .......................      1,595         99,688
Rural Cellular Corp., 9.625s, 2008 ..............      1,225      1,139,250
SBA Communications Corp., 0s to
 2003, 12s to 2008 ..............................        700        560,000
Spectrasite Holdings, Inc., 0s to 2003,
 12s to 2008 ....................................      4,960      2,382,350
Spectrasite Holdings, Inc., 10.75s, 2010 ........        780        663,000
Telecorp PCS Inc., 10.625s, 2010 ................      1,090      1,013,700
Time Warner Telecommunications LLC,
 9.75s, 2008 ....................................      1,370      1,212,450
Time Warner Telecommunications, Inc.,
 10.125s, 2011 ..................................        365        326,675
Viatel, Inc., 0s to 2003, 12.5s to 2008** .......         65          1,950
Voicestream Wireless Corp., 10.375s, 2009 .......        375        425,452
Western Wireless Corp., 10.5s, 2007 .............      1,665      1,714,950
Williams Communications Group, 11.7s, 2008 ......        125         51,250
Worldwide Fiber, Inc., 12s, 2009** ..............      1,000          5,000
                                                               ------------
                                                               $ 35,635,080
                                                               ------------
Utilities -- Electric -- 0.9%
AES Corp., 8.875s, 2011 .........................   $  1,555   $  1,516,125
CMS Energy Corp., 8.5s, 2011 ....................      1,680      1,630,390
                                                               ------------
                                                               $  3,146,515
                                                               ------------
    Total U.S. Bonds .......................................   $291,582,907
                                                               ------------
Foreign Bonds -- 8.5%
Belgium -- 1.1%
Hermes Europe Railtel B.V., 10.375s,
 2009 (Telecommunications)** ....................   $  1,185   $    188,119
Kappa Beheer BV, 10.625s, 2009
 (Container, Forest and Paper Products) .........      2,415      2,571,975
Tele1 Europe BV, 13s, 2009
 (Telecommunications) ...........................      2,025      1,113,750
                                                               ------------
                                                               $  3,873,844
                                                               ------------
Bermuda-- 0.5%
Global Crossing Holdings Ltd, 8.7s, 2007
 (Telecommunications)## .........................   $  1,245   $    946,200
Global Crossing Holdings Ltd.
 9.625s, 2008 (Telecommunications) ..............      1,020        805,800
                                                               ------------
                                                               $  1,752,000
                                                               ------------
Canada-- 0.6%
Canwest Media, Inc., 10.625s, 2011
 (Media)## ......................................   $    320   $    324,000
GT Group Telecommunications, Inc., 0s
 to 2005, 13.25s to 2010
 (Telecommunications) ...........................      2,900        913,500


28-HYS

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
Foreign Bonds -- continued
Canada -- continued
PCI Chemicals Canada, Inc., 9.25s, 2007
 (Chemicals)** ..................................   $    480   $    235,200
Russel Metals, Inc., 10s, 2009
 (Metals & Minerals) ............................        870        865,650
                                                               ------------
                                                               $  2,338,350
                                                               ------------
Germany -- 1.0%
Callahan Nordrhein Westfalen, 14s, 2010
 (Telecommunications)## .........................   $  1,225   $  1,004,500
Ekabel Hessen, 14.5s, 2010(Media) ...............      2,325      1,790,250
Messer Griesham Holding AG, 10.375s,
 2011 (Chemicals)## .............................EUR     745        650,099
                                                               ------------
                                                               $  3,444,849
                                                               ------------
Greece -- 0.3%
Eletson Holdings, Inc., 9.25s, 2003
 (Transportation) ...............................   $    650   $    650,000
Fage Dairy Industries S.A., 9s, 2007
 (Food and Beverage Products) ...................        490        465,500
                                                               $  1,115,500
Luxembourg -- 0.8%
Millicom International Cellular, 0s to 2001,
 13.5s to 2006 (Telecommunications) .............   $  2,610   $  2,296,800
PTC International Finance II SA, 11.25s,
 2009 (Telecommunications) ......................        695        688,050
                                                               ------------
                                                               $  2,984,850
                                                               ------------
Netherlands -- 1.0%
Completel Europe N.V., 0s to 2004,
 14s, 2009 (Telecommunications) .................   $  2,325   $    720,750
United Pan-Europe Commerce NV,
 10.875s, 2009 (Media) ..........................      2,875      1,013,437
United Pan-Europe Commerce NV,
 11.25s, 2010 (Media) ...........................      1,175        440,625
United Pan-Europe Commerce NV, 0s to
 2005, 13.75s to 2010, (Media) ..................      1,905        419,100
Versatel Telecom B.V., 13.25s, 2008
 (Telecommunications) ...........................      2,915      1,107,700
                                                               ------------
                                                               $  3,701,612
                                                               ------------
Norway -- 0.2%
Ocean Rig Norway As, 10.25s, 2008
 (Oil Services) .................................   $    640   $    577,600
                                                               ------------
Singapore -- 0.2%
Flextronics International Ltd, 9.875s, 2010
 (Electrical Equipment) .........................   $    815   $    810,925
                                                               ------------
United Kingdom -- 2.8%
Avecia Group PLC, 11s, 2009
 (Chemicals) ....................................   $    740   $    736,300
Colt Telecom Group PLC, 0s to 2001,
 12s to 2006 (Telecommunications) ...............      3,800      3,724,000
Diamond Cable Communications
 Corp. PLC, 11.75s, 2005
 (Telecommunications) ...........................        150         99,000
Dolphin Telecom PLC, 0s to 2003,
 11.50s to 2008 (Telecommunications) ............      4,275        113,000
Energis PLC, 9.75s, 2009
 (Telecommunications) ...........................      1,695      1,559,400
Global Tele-Systems Ltd., 10.875s, 2008
 (Telecommunications)** .........................        200          5,000
Jazztel PLC, 13.25s, 2009
 (Telecommunications) ...........................EUR   1,000        321,936
Jazztel PLC, 14s, 2009
 (Telecommunications) ...........................   $  2,000        740,000

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
Foreign Bonds -- continued
United Kingdom -- continued
Ono Finance PLC, 14s, 2011 (Media)## ............   $    750   $    637,500
Telewest Communications PLC,
 9.625s, 2006 (Media) ...........................        740        614,200
Telewest Communications PLC, 11s,
 2007 (Media) ...................................        755        636,087
Telewest Communications PLC, 0s to
 2004, 9.875s to 2009, (Media) ..................        850        412,250
Telewest Communications PLC, 0s to
 2005, 11.375 to 2010, (Media) ..................      1,525        724,375
                                                               ------------
                                                               $ 10,323,048
                                                               ------------
    Total Foreign Bonds ....................................   $ 30,922,578
                                                               ------------
    Total Bonds
     (Identified Cost, $378,881,565) .......................   $322,505,485
                                                               ------------
Stocks -- 1.0%

                                                     Shares
U.S. Stocks -- 0.1%
Building
Atlantic Gulf Communities Corp.+* ...............         30   $         --
                                                               ------------
Consumer Goods & Services
Ranger Industries, Inc.** .......................        788   $        276
                                                               ------------
Media
Golden Books Family Entertainment, Inc.* ........     17,708   $      2,125
                                                               ------------
Supermarket -- 0.1%
Pathmark Stores Inc.* ...........................     15,499   $    369,031
                                                               ------------
Telecommunications
 Allegiance Telecommunications, Inc.* ...........      3,392   $     50,880
                                                               ------------
    Total U.S. Stocks ......................................   $    422,312
                                                               ------------
Foreign Stocks -- 0.8%
Netherlands -- 0.1%
Completel Europe N.V
 (Telecommunications)*## ........................    116,250   $    267,375
Versatel Telecommunications
 Internaional N.V., ADR
 (Telecommunications) ...........................     29,490         83,751
                                                               ------------
                                                               $    351,126
                                                               ------------
Sweden
Song Networks Holding AB
 (Telecommunications) ...........................     23,777   $     48,981
                                                               ------------
United Kingdom-- 0.7%
Colt Telecom Group PLC, ADR
 (Telecommunications) ...........................      3,956   $    109,186
Ono Finance PLC (Media) .........................  3,185,000      2,452,450
                                                               ------------
                                                               $  2,561,636
                                                               ------------
    Total Foreign Stocks ...................................   $  2,961,743
                                                               ------------
    Total Stocks (Identified Cost, $6,943,844) .............   $  3,384,055
                                                               ------------
Preferred Stock -- 2.2%
Consumer Goods & Services
Renaissance Cosmetics, Inc., 14s* ...............        852   $         --
                                                               ------------
Media -- 1.1%
CSC Holdings, Inc., 11.125s .....................     19,533   $  2,085,148
Primedia, Inc., 8.625s ..........................     20,165      1,532,540
Primedia, Inc., 10s .............................      4,000        340,000
                                                               ------------
                                                               $  3,957,688
                                                               ------------


                                                                          29-HYS

Issuer                                               Shares       Value
Telecommunications -- 1.1%
Crown Castle International Corp., 12.75s ........      2,083   $  1,728,890
Global Crossings Holdings Ltd., 10.50s ..........     12,250        857,500
Nextel Communications, Inc., 13s ................        183        100,650
Rural Cellular Corp.,11.375s ....................      1,875      1,537,500
                                                               ------------
                                                               $  4,224,540
                                                               ------------
    Total Preferred Stock (Identified Cost, $8,430,884).....   $  8,182,228
                                                               ------------
Warrants* -- 0.1%
Cybernet Internet Services International
 (Telecommunications) ...........................        800   $          8
GT Group Telecommunications, Inc.
 (Telelcommunications) ..........................      2,900         86,554
ICO, Inc. (Energy) ..............................     25,000         13,750
Jazztel PLC (Telecommunications)## ..............      1,880         38,540
Knology, Inc. (Telecommunications)## ............        525            525
Loral Orion Network Systems, Inc.
 (Telecommunications) ...........................      1,000          3,000
Loral Orion Network Systems, Inc.
 (Telecommunications) ...........................      1,100          5,500
McCaw International Ltd.
 (Telecommunications)## .........................        850          2,125
Metronet Communications Corp.
 (Telecommunications)## .........................        650         26,000
Ono Finance PLC (Media) .........................      3,185         95,550
Pathmark Stores Inc. (Supermarkets) .............     11,596        101,813
Pliant Corp. (Container, Forest and
 Paper Products)## ..............................        660             66
Renaissance Cosmetics, Inc.
 (Consumer Goods and Services) ..................        689              0
XM Satellite Radio Inc. (Media) .................      1,030         25,621
                                                               ------------
    Total Warrants (Identified Cost, $3,897,856) ...........   $    399,052
                                                               ------------
Short-Term Obligations -- 6.1%
                                                Principal Amount
                                                  (000 Omitted)
Barton Capital Corp., due 7/02/01 ...............   $  3,374   $  3,373,611
Cargill, Inc., due 7/02/01 ......................      1,297      1,296,852
Citigroup, Inc., due 7/02/01 ....................      1,016      1,015,883
Dow Chemical Co., due 7/02/01 ...................      2,341      2,340,730
General Electric Capital Corp., due
 7/02/01 ........................................      5,289      5,288,398
New Center Asset Trust, due 7/02/01 .............      8,730      8,728,999
Prudential Funding Corp., due 7/02/01 ...........        427        426,951
                                                               ------------
    Total Short-Term Obligations,
     at Amortized Cost .....................................   $ 22,471,424
                                                               ------------
Repurchase Agreement -- 0.3%
Merrill Lynch & Co., Inc., dated 6/29/01,
 due 7/02/01, total to be received $1,086,246
 (secured by various U.S. Treasury
 and Federal Agency obligations in
 a jointly traded account), at Cost .............   $  1,086   $  1,086,000
                                                               ------------
    Total Investments
     (Identified Cost, $421,711,573) .......................   $358,028,244
                                                               ------------
    Other Assets,
     Less Liabilities -- 2.1% ..............................      7,786,259
                                                               ------------
    Net Assets -- 100.0% ...................................   $365,814,503
                                                               ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) -- June 30, 2001
International Investors Trust Series
Stocks -- 94.5%

Issuer                                               Shares       Value
Foreign Stocks -- 88.2%
Australia -- 2.1%
Australia & New Zealand Banking
Group Ltd. (Banks and Credit Cos.)* .............    109,755    $    945,831
QBE Insurance Group Ltd. (Insurance)* ...........    111,569         671,727
                                                                ------------
                                                                $  1,617,558
                                                                ------------
Brazil -- 1.6%
Companhia de Bebidas das Americas,
 ADR (Food and Beverage Products) ...............      9,540    $    220,851
Embraer Aircraft Corp., ADR
 (Aerospace & Defense) ..........................     26,200       1,023,110
                                                                ------------
                                                                $  1,243,961
                                                                ------------
Canada -- 6.9%
Alcan Aluminum Ltd. (Metal--Aluminum) ...........     26,260    $  1,104,336
BCE, Inc. (Telecommunications) ..................     21,070         554,141
Canadian National Railway Co. (Railroad) ........     52,330       2,119,365
Manitoba Telecom Services, Inc.
 (Telecommunications) ...........................     35,260         993,583
Quebecor World, Inc.
 (Printing & Publishing) ........................     15,000         377,793
                                                                ------------
                                                                $  5,149,218
                                                                ------------
Denmark -- 1.3%
Danske Bank (Banks & Credit Cos.) ...............     56,310    $  1,012,862
                                                                ------------
France -- 15.9%
ALSTOM (Transportation) .........................     28,280    $    787,287
Aventis S.A. (Pharmaceuticals) ..................     21,920       1,751,210
Carrefour S.A. (Food Retail) ....................      6,700         354,765
Castorama Dubois Investisse (Retail) ............      5,805       1,248,679
Generale De Sante (Hospitals)* ..................      7,410         120,847
Groupe Danone (Food & Beverage Products) ........      6,800         933,851
L'Air Liquide S.A. (Gas) ........................      1,040         149,521
Sanofi-Synthelabo S.A. (Medical &
 Health Products) ...............................     25,040       1,644,076
Societe Television Francaise(1)
 (Entertainment) ................................     35,823       1,045,835
STMicroelectronics N.V. (Electronics) ...........     19,500         677,336
Technip S.A. (Construction) .....................      6,570         834,915
Total Fina S.A., ADR (Oils) .....................     27,120       1,903,824
Vivendi Environnement (Utilities) ...............     11,200         471,680
                                                                ------------
                                                                $ 11,923,826
                                                                ------------
Germany -- 3.0%
Fresenius AG, Preferred
 (Medical Supplies) .............................      6,600    $    625,970
Fresenius Medical Care AG, Preferred
 (Medical Supplies) .............................      2,040         105,425
Henkel KGaA, Preferred (Chemicals)* .............      3,970         228,744
KarstadtQuelle AG (Retail) ......................     19,300         571,793
Linde AG (Engineering) ..........................     11,900         505,798
SAP AG, ADR (Computer
 Software-- Systems) ............................        710          98,594
Software AG (Computer
 Software-- Services) ...........................      2,000         130,808
                                                                ------------
                                                                $  2,267,132
                                                                ------------
Hong Kong -- 0.8%
China Mobile (Hong Kong) Ltd.
 (Telecommunications) ...........................    114,000    $    600,739
                                                                ------------
Italy -- 3.1%
Assicurazioni Generali S.p.A
 (Insurance) ....................................     27,510    $    827,380
Banca Intesa S.p.A. (Financial Services) ........     67,920         239,949
Banca Nazionale del Lavoro S.p.A
 (Banks and Credit Cos.) ........................     78,930         247,417

30-IIT

Issuer                                               Shares        Value
Foreign Stocks -- continued
Italy -- continued
San Paolo-ImI S.p.A. (Banks and
 Credit Cos.) ...................................     78,210       1,003,169
                                                                ------------
                                                                $  2,317,915
                                                                ------------
Japan -- 12.8%
ASAHI Breweries, LTD
(Beverage Products) .............................     40,000    $    448,829
Canon, Inc. (Special Products &
 Services) ......................................     59,000       2,384,986
Fast Retailing Co. (Retail) .....................      4,700         818,014
Fuji Heavy Industries Ltd. (Automotive) .........     23,000         169,346
Honda Motor Co., Ltd. (Automotive) ..............     15,000         659,288
Mitsubishi Electric Corp. (Electronics) .........     46,000         228,008
Nissin Food Products Co., LTD
 (Food and Beverage Products) ...................      5,700         118,864
NTT DoCoMo, Inc. (Telecommunications) ...........         53         922,441
Secom Co., Ltd. (Consumer Goods
 and Services) ..................................     25,800       1,440,231
Shionogi & Co., Ltd. (Pharmaceuticals) ..........     10,000         208,534
Shiseido Co., Ltd. (Consumer Goods
 and Services) ..................................     40,000         375,361
Sony Corp. (Electronics) ........................      1,900         124,960
Sumitomo Electric Industries, Ltd.
 (Utilities -- Electric) ........................     22,000         249,503
Tokyo Broadcasting System, Inc.
 (Entertainment) ................................     27,000         519,730
Tokyo Gas Co., Ltd. (Gas) .......................    273,000         829,860
Ushio, Inc. (Electronics) .......................     10,000         137,231
                                                                ------------
                                                                $  9,635,186
                                                                ------------
Mexico -- 0.7%
Fomento Economico Mexicano S.A
(Food and Beverage Products) ....................     11,870    $    508,155
                                                                ------------
Netherlands -- 9.3%
ABN Amro Holdings N.V. (Finance)* ...............      3,390    $     63,730
Akzo Nobel N.V. (Chemicals) .....................     62,130       2,631,826
ING Groep N.V. (Financial Services) .............     33,282       2,176,770
Libertel N.V. (Cellular Phones)* ................     21,010         186,007
Philips Electronics N.V. (Electronics) ..........      3,777         100,188
Royal Dutch Petroleum Co., ADR (Oils) ...........     18,880       1,100,138
Unilever N.V. (Food and Beverage
 Products) ......................................     10,100         605,816
VNU N.V. (Publishing)* ..........................      3,328         112,779
                                                                $  6,977,254
Singapore -- 0.4%
Singapore Press Holdings Ltd.
 (Printing and Publishing) ......................     27,300    $    299,753
                                                                ------------
South Korea -- 0.6%
Korea Telecom Corp.
 (Telecommunications) ...........................     20,900    $    459,382
                                                                ------------
Spain -- 3.1%
Iberdrola S.A. (Utilities -- Electric) ..........     74,060    $    950,566
Tabacalera S.A. (Tobacco) .......................     94,600       1,349,643
                                                                $  2,300,209
Sweden-- 1.0%
D. Carnegie & Co. AB (Financial
 Services)* .....................................        550    $      6,299
Rottneros AB (Forest and Paper
 Products) ......................................     80,200          63,452
Saab AB, "B" (Aerospace) ........................     69,370         650,942
                                                                ------------
                                                                $    720,693
                                                                ------------
Switzerland -- 7.7%
Julius Baer Holdings (Banks and
 Credit Cos.) ...................................         34    $    130,893

Issuer                                               Shares        Value
Foreign Stocks -- continued
Switzerland -- continued
Nestle S.A. (Food and Beverage Products)* .......      9,560       2,033,137
Novartis AG (Medical & Health Products) .........     59,000       2,136,705
Syngenta AG (Chemicals) .........................     21,627       1,137,820
Synthes-Stratec, Inc. (Medical &
 Health Products)* ..............................        260         159,659
Synthes-Stratec, Inc. (Medical &
 Health Products)* ..............................        245         149,695
                                                                ------------
                                                                $  5,747,909
                                                                ------------
United Kingdom -- 17.9%
AstraZeneca Group PLC (Medical
 and Health Products) ...........................      4,754    $    219,987
Bank of Scotland (Banks & Credit Cos.)* .........     28,760         325,190
Boots Co. PLC (Retail)* .........................     14,970         126,686
BP Amoco PLC, ADR (Oils) ........................     17,896         892,116
British Telecommunications PLC
 (Telecommunications)* ..........................     26,742         168,320
Cadbury Schweppes PLC (Food and
 Beverage Products)* ............................     11,300          76,296
CGNU PLC (Insurance)* ...........................    100,396       1,389,643
Chubb PLC (Security Systems) ....................    241,660         565,718
Diageo PLC (Food & Beverage Products)* ..........    229,740       2,523,275
HSBC Holdings PLC (Banks and
 Credit Cos.)* ..................................     20,190         239,519
Matalan PLC (Retail) ............................     60,200         420,447
NEXT PLC (Retail) ...............................      4,750          62,203
Reckitt Benckiser PLC (Consumer
 Goods & Services) ..............................     61,410         886,332
Reed International PLC (Publishing) .............     85,900         762,021
Reuters Group PLC (Business Services) ...........     26,920         349,873
Royal Bank of Scotland PLC (Banks &
 Credit Cos.)* ..................................     29,258         645,575
Scottish Power PLC (Utilities -- Electric) ......     19,200         141,396
Smith & Nephew PLC (Medical &
 Health Products)* ..............................    198,046       1,029,025
Standard Chartered PLC (Banks and
 Credit Cos.) ...................................     56,830         729,003
Vodafone Group PLC
 (Telecommunications)* ..........................    728,688       1,616,053
WPP Group PLC (Advertising) .....................     23,000         226,704
                                                                ------------
                                                                $ 13,395,382
                                                                ------------
    Total Foreign Stocks ...................................    $ 66,177,134
                                                                ------------
U.S. Stocks -- 6.3%
Advertising & Broadcasting -- 0.5%
Omnicom Group, Inc. .............................      4,630    $    398,180
                                                                ------------
Aerospace -- 1.4%
Boeing Co. ......................................     18,560    $  1,031,936
                                                                ------------
Consumer Goods & Services -- 1.8%
Philip Morris Cos., Inc. ........................     26,430    $  1,341,323
                                                                ------------
Healthcare -- 0.4%
HCA-The Healthcare Co. ..........................      6,600    $    298,254
                                                                ------------
Insurance -- 0.6%
AFLAC, Inc. .....................................     10,600    $    333,794
St. Paul Cos., Inc. .............................      1,700          86,173
                                                                ------------
                                                                $    419,967
                                                                ------------
Manufacturing -- 0.7%
Minnesota Mining & Manufacturing Co. ............      4,300    $    490,630
                                                                ------------
Oil Services -- 0.1%
Transocean Sedco Forex, Inc. ....................      2,100    $     86,625
                                                                ------------


                                                                          31-IIT

Issuer                                               Shares        Value
Oils -- 0.4%
Halliburton Co. .................................      3,300    $    117,480
Santa Fe International Corp. ....................      7,440         215,760
                                                                $    333,240
Pharmaceuticals-- 0.4%
Pharmacia Corp. .................................      6,254    $    287,371
                                                                ------------
    Total U.S. Stocks ......................................    $  4,687,526
                                                                ------------
    Total Stocks (Identified Cost, $71,053,671) ............    $ 70,864,660
                                                                ------------
Short-Term Obligations-- 5.7%

                                                 Principal Amount
                                                  (000 Omitted)
Cargill, Inc., due 7/02/01 ......................   $    347    $    346,960
Citigroup, Inc., due 7/02/01 ....................        252         251,971
Dow Chemical Co., due 7/02/01 ...................        563         562,935
General Electric Capital Corp., due 7/02/01 .....      1,251       1,250,858
UBS Finance, Inc., due 7/02/01 ..................      1,874       1,873,785
                                                                ------------
    Total Short-Term Obligations, at Amortized Cost ........    $  4,286,509
                                                                ------------
Repurchase Agreement -- 0.4%
Merrill Lynch & Co,. Inc., dated 6/29/01, due
 7/02/01, total to be received $341,116
 (secured by various U.S. Treasury and
 Federal Agency obligations in a
 jointly traded account), at cost ...............   $    341    $    341,000
                                                                ------------
    Total Investments
     (Identified Cost, $75,681,180) ........................    $ 75,492,169
                                                                ------------
Other Assets,
 Less Liabilities -- (0.6%) ................................        (485,150)
                                                                ------------
  Net Assets -- 100.0% .....................................    $ 75,007,019
                                                                ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) -- June 30, 2001
Money Market Series
Commercial Paper -- 92.9%

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
ABN Amro Number America, due
 10/23/01 .......................................   $ 20,000    $ 19,753,633
AIG Funding, Inc., due 9/10/01 ..................      5,000       4,963,415
Alpine Securitization Corp., due 7/02/01 ........      7,893       7,892,090
Archer Daniels Midland Co., due
 8/08/01 -- 8/28/01 .............................     11,000      10,933,191
BankAmerica Corp., due 8/06/01 ..................      8,500       8,467,530
Barton Capital Corp., due 7/02/01 ...............     10,362      10,360,805
Bell South Telecommunications, due
 8/10/01 ........................................     15,000      14,936,333
BMW U.S. Capital Corp., due 7/02/01 .............      5,598       5,597,355
Campbell Soup Co., due 8/24/01 ..................      6,113       6,077,239
Centric Capital Corp., due 8/28/01 ..............      6,000       5,962,590
Ciesco L P, due 8/03/01 .........................      7,000       6,974,333
Coca Cola Enterprises Inc., due 9/14/01 .........      9,650       9,574,408
Coca-Cola Co., due 8/17/01 ......................      5,000       4,973,171
Corporate Asset Fund, due
 8/06/01 -- 8/07/01 .............................     17,500      17,429,712
Credit Suisse, due 7/11/01 ......................     15,150      15,127,822
CXC Inc., due 7/02/01-- 8/08/01 .................     10,498      10,476,572
Dexia Delaware, due 8/16/01 .....................     16,000      15,920,471
Du Pont (E.I.) de Nemours & Co., Inc.,
 due 8/09/01 ....................................      7,000       6,970,653
E D + F Manitoba Treasury Management
 Ltd. (Rabobank), due 8/16/01 ...................      7,650       7,611,878
E D + F Manitoba Treasury Management
 Ltd. (Rabobank), due 8/20/01 ...................      7,000       6,961,889
Enterprise Funding Corp., due
 8/16/01 -- 9/11/01 .............................     17,269      17,151,266
Equitable Resources Inc., due 7/18/01 ...........      8,650       8,633,906
Ford Motor Credit Corp., due 8/24/01 ............     15,000      14,913,375
Formosa Plastics Series B, due 9/07/01 ..........      8,500       8,438,989
General Reinsurance Corp., due 7/11/01 ..........     15,000      14,982,500
Gillette Co., due 7/20/01 .......................     15,000      14,963,267
Glaxo PLC, due 9/28/01 ..........................     15,000      14,868,354
Goldman Sachs Group LP, due
 8/10/01 -- 10/03/01 ............................     17,000      16,847,489
Ing America Insurance Holdings, due
 8/20/01 -- 10/05/01 ............................     17,200      17,081,596
Kittyhawk Funding Corp., due
 9/10/01 -- 10/12/01 ............................     16,446      16,316,776
Knights Funding Corp., due
 7/13/01 -- 10/29/01 ............................     14,687      14,610,102
McGraw Hill Inc., due 8/17/01 ...................      3,470       3,449,478
Metropolitan Life Funding, Inc.,
 due 8/17/01 ....................................     15,000      14,924,408
Morgan Stanley Dean Witter, due
 7/05/01 -- 10/02/01 ............................     15,000      14,902,061
New Center Asset Trust, due 7/02/01 .............     23,021      23,018,359
Private Export Funding Corp., due
 8/07/01 -- 12/19/01 ............................     18,039      17,918,177
Quincy Capital Corp., due 9/17/01 ...............     15,000      14,879,750
SBC Communications, Inc., due 8/13/01 ...........      9,000       8,958,398
Societe Generale, due 10/09/01 ..................     10,000       9,879,861
Svenska Handelsbanken, Inc., due
 8/09/01 -- 9/20/01 .............................     15,500      15,456,465
Tribune Co., due 7/17/01 ........................     15,000      14,973,800
Trident Capital Finance Inc., due 8/23/01 .......      5,000       4,973,132
UBS Finance, Inc., due 8/08/01 ..................      8,000       7,966,982
Verizon Network Fund, due 8/17/01 ...............      9,000       8,954,410
Wachovia Corp., due 9/27/01 .....................      9,000       8,919,480
Wal-Mart Stores, Inc., due 7/24/01 ..............     15,000      14,964,829
                                                                ------------
    Total Commercial Paper, at Amortized Cost ..............    $539,912,300
                                                                ------------


32-MMS

U.S. Government and
Agency Obligations -- 6.4%

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
Federal Home Loan Bank, due 7/02/01 .............   $     45    $     44,995
Federal Home Loan Mortgage, due 10/03/01 ........     15,000      14,834,325
FNMA., due 10/04/01 -- 10/11/01 .................     22,550      22,285,069
                                                                ------------
    Total U.S. Government and Agency
     Obligations, at Amortized Cost ........................    $ 37,164,389
                                                                ------------
    Total Investments at Amortized Cost ....................    $577,076,689
                                                                ------------
Other Assets,
 Less Liabilities -- 0.7% ..................................       3,863,715
                                                                ------------
  Net Assets -- 100.0% .....................................    $580,940,404
                                                                ============

           See portfolio footnotes and notes to financial statements

Portfolio of Investments (Unaudited) -- June 30, 2001
Strategic Income Series
Bonds -- 89.9%

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Bonds -- 71.8%
Aerospace -- 0.6%
Agco Corp., 9.5s, 2008## ........................   $    250   $    245,000
                                                               ------------
Apparel & Textiles -- 0.4%
Westpoint Stevens, Inc., 7.875s, 2008 ...........   $    490   $    181,300
                                                               ------------
Automotive -- 1.4%
Ford Motor Credit Co., 7.375s, 2011 .............   $    450   $    455,908
Hayes Wheels International, Inc.,
 9.125s, 2007 ...................................        175        131,250
                                                               ------------
                                                               $    587,158
                                                               ------------
Banks & Credit Cos. -- 1.3%
Natexis AMBS Co. LLC, 8.44s, 2049 ## ............   $      9   $      9,274
Unicredito Italiano Capital Trust, 9.2s, 2049
(Banks and Credit Cos.)## .......................        500        540,855
                                                               ------------
                                                               $    550,129
                                                               ------------
Building -- 0.8%
Building Materials Corp., 8.625s, 2006 ..........   $    150   $     88,500
D.R. Horton, Inc., 9.375s, 2011 .................        250        247,500
                                                               ------------
                                                               $    336,000
                                                               ------------
Business Services -- 0.4%
Pierce Leahy Corp., 9.125s, 2007 ................   $    150   $    155,250
                                                               ------------
Chemicals -- 1.2%
Lyondell Chemical Co., 9.625s, 2007 .............   $    425   $    423,937
Sterling Chemicals, Inc., 12.375s, 2006 .........        100         78,000
                                                               ------------
                                                               $    501,937
                                                               ------------
Computer Software -- Systems -- 0.3%
Exodus Communications, Inc.,
 10.75s, 2009 ...................................   $    250   $     82,500
Unisystem Corp., 7.875s, 2008 ...................         50         48,000
                                                               ------------
                                                               $    130,500
                                                               ------------
Consumer Goods & Services -- 0.6%
Remington Product Co., LLC, 11s,
 2006## .........................................   $    250   $    242,500
Corporate Asset-Backed-- 5.1%
Chase Commercial Mortgage Securities
 Corp., 6.6s, 2012 ..............................   $    360   $    287,010
Continental Airlines Pass-Through Trust,
 Inc., 6.545s, 2019 .............................        234        226,572
DLJ Commercial Mortgage Corp., 0.904s,
 2005 (Interest only) ...........................     14,500        423,126
DLJ Commercial Mortgage Corp.,
 7.355s, 2013 ...................................        500        390,616
DLJ Mortgage Acceptance Corp., 8s,
 2003## .........................................        400        384,165
GMAC Commercial Mortgage Security
 Inc., 6.02s, 2033 ..............................        350        257,838
Mortgage Capital Funding Inc., 7.214s, 2007 .....        250        213,664
                                                               ------------
                                                               $  2,182,991
                                                               ------------
Containers -- 1.4%
Consolidated Container Co., 10.125s, 2009 .......   $    250   $    248,750
Gaylord Container Corp., 9.75s, 2007 ............         50         31,500
Riverwood International Corp., 10.25s, 2006 .....        300        304,500
                                                               ------------
                                                               $    584,750
                                                               ------------
Energy-- 1.1%
NRG Energy Inc., 8.625s, 2031 ...................   $    255   $    268,122
P&L Coal Holdings Corp., 9.625s, 2008 ...........        181        190,955
                                                               ------------
                                                               $    459,077
                                                               ------------

                                                                          33-SIS

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Bonds -- continued
Financial Institutions -- 6.7%
Morgan Stanley Capital Inc., 6.86s, 2010 ........   $    250   $    216,448
Morgan Stanley Capital Inc., 7.18s, 2009 ........        250        218,428
Morgan Stanley Capital Inc., 7.755s, 2039 .......        250        204,823
Nationslink Funding Corp., 5s, 2009 .............        740        529,447
Residential Accredit Loans Inc., 7.75s, 2027 ....        236        229,423
Sallie Mae, 4.75s, 2004 .........................      1,000        993,590
Sallie Mae, 5s, 2004 ............................        500        498,800
                                                               ------------
                                                               $  2,890,959
                                                               ------------
Food & Beverage Products -- 0.6%
Michael Foods Acquisition Corp.,
 11.75s, 2011## .................................   $    250   $    256,250
                                                               ------------
Industrial -- 0.9%
Allied Waste North America, Inc.,
 7.625s, 2006 ...................................   $    100   $     98,500
Allied Waste North America, Inc.,
 10s, 2009 ......................................        275        282,563
                                                               ------------
                                                               $    381,063
                                                               ------------
Media -- Cable -- 5.3%
Century Communications Corp., 9.5s, 2005 ........   $    100   $     97,000
Chancellor Media Corp., 8.125s, 2007 ............        250        258,750
Charter Communications Holdings,
 8.25s, 2007 ....................................        250        236,875
CSC Holdings, Inc., 7.625s, 2011## ..............        125        119,251
CSC Holdings, Inc., 8.125s, 2009 ................        375        371,265
CSC Holdings, Inc., 9.25s, 2005 .................        125        128,125
Cumulus Media, Inc., 10.375s, 2008 ..............         20         20,000
Echostar DBS Corp., 9.375s, 2009 ................        275        268,125
FrontierVision Holdings LP, 11s, 2006 ...........        100        103,500
Lenfest Communications, Inc., 10.5s, 2006 .......        125        143,862
Liberty Media Corp., 8.25s, 2030 ................        335        288,051
Paxson Communications Corp.,
 11.625s, 2002 ..................................        250        253,125
                                                               ------------
                                                               $  2,287,929
                                                               ------------
Oil Services -- 0.9%
Chesapeake Energy Corp., 8.125s, 2011## .........   $    275   $    257,469
Triton Energy Ltd., 8.875s, 2007 ................        110        112,750
                                                               ------------
                                                               $    370,219
                                                               ------------
Printing & Publishing -- 0.2%
Hollinger International Publishing, 9.25s, 2007 .   $    100   $    101,000
                                                               ------------
Steel -- 0.3%
WCI Steel, Inc., 10s, 2004 ......................   $    200   $    139,000
                                                               ------------
Telecommunications -- 5.6%
American Tower Corp., 9.375s, 2009## ............   $    100   $     93,500
Centennial Cellular Operating Co.,
 10.75s, 2008 ...................................        200        182,000
Citizens Communications Co., 8.5s, 2006 .........        265        270,273
Cox Communications Inc., 6.75s, 2011 ............        400        390,572
Cox Communications, Inc., 7.75s, 2010 ...........        197        206,354
Crown Castle International Corp.,
 10.75s, 2011 ...................................        300        285,000
Nextel Communications, Inc., 0s to
 2003, 9.95s, 2008 ..............................        500        312,500
Nextlink Communications, Inc., 10.75s, 2009 .....        425        136,000

                                                Principal Amount
Issuer                                           (000 Omitted)     Value
U.S. Bonds -- continued
Telecommunications -- continued
NTL Communications Corp., 0s to
 2003, 12.375s, 2008 ............................   $    200   $     84,000
PSINet, Inc., 11s, 2009 (In default) ............        140          8,750
Spectrasite Holdings, Inc., 0s to 2004,
 11.25s, 2009 ...................................        500        230,000
Time Warner Telecommunications LLC,
 9.75s, 2008 ....................................        250        221,250
                                                               ------------
                                                               $  2,420,199
                                                               ------------
Telecom -- Wireline -- 0.7%
Global Crossing Holdings Ltd., 9.625s,
 2008 (Telecommunications) ......................   $    250   $    197,500
Level 3 Communications, Inc., 9.125s, 2008 ......        300        124,500
                                                               ------------
                                                               $    322,000
                                                               ------------
U.S. Government Agencies -- 12.8%
Federal Home Loan Bank, 7.5s, 2029 ..............   $    491   $    501,841
FNMA, 4.75s, 2004 ...............................        500        497,655
FNMA, 7s, 2029 ..................................        433        435,613
FNMA, 7s, 2030 ..................................        192        193,084
FNMA, 7.5s, 2030 ................................      1,567      1,599,691
FNMA, 6.5s, 2031 ................................        150        147,719
FNMA, 7s, 2031 ..................................        474        476,516
GNMA, 6.5s, 2028 ................................      1,279      1,266,966
GNMA, 8s, 2030 ..................................        368        381,408
                                                               ------------
                                                               $  5,500,493
                                                               ------------
U.S. Treasury Obligations -- 21.8%
U.S. Treasury Bonds, 10.375s, 2012 ..............   $    750   $    948,630
U.S. Treasury Bonds, 3.875s, 2029 ...............        783        838,600
U.S. Treasury Bonds, 6.125s, 2029 ...............      1,058      1,095,855
U.S. Treasury Bonds, 6.25s, 2030 ................      1,242      1,315,539
U.S. Treasury Notes, 6.875s, 2006 ...............      2,000      2,156,880
U.S. Treasury Notes, 5.75s, 2010 ................      2,771      2,835,149
U.S. Treasury Notes, 6.5s, 2010 .................         86         92,369
U.S. Treasury Notes, 5s, 2011 ...................         69         66,940
                                                               ------------
                                                               $  9,349,962
                                                               ------------
Utilities-- Electric -- 1.4%
Mirant Americas Generation Inc., 8.3s, 2011## ...   $     75   $     75,613
Niagara Mohawk Power Corp., 7.25s, 2002 .........         76         77,424
Niagara Mohawk Power Corp., 8.77s, 2018 .........        246        254,113
PSEG Power LLC, 7.75s, 2011 .....................        189        194,733
                                                               ------------
                                                               $    601,883
                                                               ------------
    Total U.S. Bonds .......................................   $ 30,777,549
                                                               ------------
Foreign Bonds  -- 18.1%
Bermuda -- 0.1%
Flag Ltd., 8.25s, 2008 (Conglomerate) ...........   $     50   $     39,000
                                                               ------------
Brazil -- 1.2%
Federal Republic of Brazil, 8s, 2014 ............   $    431   $    317,858
Federal Republic of Brazil, 12.75s, 2020 ........         75         66,937
Federal Republic of Brazil, 11s, 2040 ...........        200        146,600
                                                               ------------
                                                               $    531,395
                                                               ------------
Bulgaria -- 1.2%
National Republic of Bulgaria, 6.313s, 2011 .....   $    650   $    510,250
                                                               ------------
Canada -- 1.3%
AT&T Canada, Inc., 0s to 2003, 9.95s,
2008 (Telecommunications) .......................   $     75   $     65,203
Government of Canada, 5.5s, 2009 ................CAD     756        486,574
                                                               ------------
                                                               $    551,777
                                                               ------------

34-SIS

                                                Principal Amount
Issuer                                           (000 Omitted)     Value

Foreign Bonds -- continued
Denmark -- 0.2%
Kingdom of Denmark, 6s, 2009 ....................DKK     605   $     72,132
                                                               ------------
Ecuador -- 0.6%
Republic of Ecuador, 12s, 2012 ..................   $    350   $    244,475
                                                               ------------
France -- 0.4%
Republic of France, 3.5s, 2004 ..................EUR     192   $    158,453
                                                               ------------
Germany -- 1.2%
Federal Republic of Germany,
 6.75s, 2004 ....................................EUR     286   $    257,092
Federal Republic of Germany,
 4.5s, 2009 .....................................        317        260,475
                                                               ------------
                                                               $    517,567
                                                               ------------
Grand Cayman Islands -- 0.3%
Daiwa PB Ltd., 4.928s, 2049
 (Banks & Credit Cos.) ..........................   $    150   $    123,107
                                                               ------------
Greece -- 1.0%
Hellenic Republic, 6s, 2006 .....................EUR       1   $        598
Hellenic Republic, 6.6s, 2004 ...................        245        217,746
Hellenic Republic, 8.6s, 2008 ...................        232        233,362
                                                               ------------
                                                               $    451,706
                                                               ------------
Mexico -- 3.7%
Bepensa S.A., 9.75s, 2004
 (Beverages)## ..................................   $    350   $    356,125
Cydsa S.A., 9.375s, 2002(Chemicals) .............         50         22,000
Grupo Iusacell S.A. de CV, 14.25s,
 2006 (Telecommunications) ......................        401        427,065
Maxcom Telecomunicacione, 13.75s,
 2007 (Telecommunications) ......................        222         73,260
United Mexican States, 8.625s, 2008 .............        100        103,430
United Mexican States, 11.375s, 2016 ............        500        603,500
                                                               ------------
                                                               $  1,585,380
                                                               ------------
Netherlands -- 1.4%
Hermes Europe Railtel B.V., 10.375s,
 2009 (Telecommunications) ......................   $    130   $     20,638
Tenet Healthcare Corp., 0s, 2002
 (Medical & Health Technology Services) .........        250        223,925
Tenet Healthcare Corp., 7.625s, 2008
(Medical & Health Technology Services) ..........        250        254,062
Tjiwi Kimia International Finance BV,
 13.25s, 2001 (In default) ......................        150         21,000
United Pan-Europe, 10.875s, 2009
 (Media) ........................................        250         88,125
                                                               ------------
                                                               $    607,750
                                                               ------------
New Zealand -- 1.1%
Government of New Zealand, 8s, 2006 .............NZD   1,094   $    469,845
                                                               ------------
Russia -- 3.5%
Ministry of Finance Russia, 3s, 2003 ............   $    275   $   226,933
Russian Federation, 5s, 2030## ..................      2,382     1,128,591
Russian Federation, 11.75s, 2003 ................        161       165,226
                                                               ------------
                                                               $  1,520,750
                                                               ------------
United Kingdom -- 0.9%
Dolphin Telecom PLC, 0s to 2004, 14s,
 2009 (Telecommunications) ......................   $    400   $      8,000
OTE PLC, 6.125s, 2007
 (Cellular Phones)## ............................EUR      80         68,406
Telewest Communications PLC, 9.625s,
 2006 (Cable Television)## ......................   $    250   $    207,500
United Kingdom Treasury, 6.75s, 2004 ............GBP      76        111,094
                                                               ------------
                                                               $    395,000
                                                               ------------
    Total Foreign Bonds ....................................   $  7,778,587
                                                               ------------
    Total Bonds (Identified Cost, $40,633,798) .............   $ 38,556,136
                                                               ------------

Preferred Stock -- 0.4%

Issuer                                               Shares        Value
CSC Holdings, Inc., 11.125%,
(Media -- Cable) (Identified Cost, $136,250) ....      1,637   $    174,750
                                                               ------------
Warrants
Maxcom Telecomunicacione,
 (Telecommunications)##*,
 (Identified Cost, $-) ..........................        250   $         --
                                                               ------------

Convertible Bond -- 2.6%

                                                Principal Amount
                                                 (000 Omitted)
BCP Finance Bank, 4.75s, 2011
 (Grand Cayman Islands --
 Banks & Credit Cos.) ...........................   $    250   $    199,092
Colt Telecom Group PLC, 2s, 2006
(United Kingdom -- Telecommunications) ..........        650        373,800
NRG Energy Inc., 6.5s, 2004 (Energy) ............          5        115,500
Telewest Finance Jersey Ltd., 6s, 2005
 (Entertainment) ................................        575        403,938
Versatel Telecom B.V., 4s, 2005
 (Netherlands-- Telecommunications)## ...........         35          7,710
                                                               ------------
    Total Convertible Bond
     (Identified Cost, $1,326,494) .........................   $  1,100,040
                                                               ------------
Put Options Purchased -- 0.1%

                                                Principal Amount
Issuer/Expiration Month/Price                    (000 Omitted)
Japenese Yen/
November/125 (Premiums Paid, $21,844) ...........   $262,547   $     38,594
                                                               ------------
Short-Term Obligations -- 3.5%
                                                Principal Amount
Issuer                                           (000 Omitted)
Barton Capital Corp., due 7/02/01 ...............   $    175   $    174,980
Dow Chemical Co., due 7/02/01 ...................        121        120,986
General Electric Capital Corp., due
 7/02/01 ........................................        246        245,972
New Center Asset Trust, due 7/02/01 .............        956        955,890
                                                               ------------
    Total Short-Term Obligations, at Amortized Cost ........   $  1,497,828
                                                               ------------
Repurchase Agreement -- 0.2%
Merrill Lynch & Co., Inc. dated 6/29/01, due
 7/02/01, total to be received $96,034
 (secured by various U.S. Treasury and
 Federal Agency obligations in a jointly
 traded account), at cost .......................   $     96   $     96,000
                                                               ------------
    Total Investments (Identified Cost, $43,712,214)........   $ 41,463,348
                                                               ------------
Other Assets,
  Less Liabilities -- 3.3% .................................      1,404,483
                                                               ------------
   Net Assets -- 100.0% ....................................   $ 42,867,831
                                                               ============

           See portfolio footnotes and notes to financial statements

Portfolio Footnotes:

*  Non-income producing security.
** Non-income producing security-in default.
## SEC Rule 144A restriction.
+  Restricted Security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below

AUD = Australian Dollars                        GBP = British Pounds
BRL = Brazilian Peso                            JPY = Japanese Yen
CAD = Canadian Dollars                          NZD = New Zealand Dollars
DEM = German Marks                              SEK = Swedish Kronor
DKK = Danish Kronor                             SGD = Singapore Dollars
EUR = Euro



                                                                          35-SIS

MFS/Sun Life Series Trust
Statements of Assets and Liabilities (Unaudited) -- June 30, 2001

                                                                          Emerging         Global
                                                                           Markets          Asset         Global        Global
Assets:                                                      Bond          Equity        Allocation     Governments   Total Return
Investments--                                               Series         Series          Series         Series         Series
                                                         ------------    -----------    ------------    -----------    -----------
    Unaffiliated issuers, at identified cost ........... $118,177,378    $36,677,377    $106,487,491    $56,851,669    $92,366,564
    Unrealized appreciation (depreciation) .............      264,640         45,551      (4,040,257)    (2,966,247)       811,150
                                                         ------------    -----------    ------------    -----------    -----------
        Total investments, at value .................... $118,442,018    $36,722,928    $102,447,234    $53,885,422    $93,177,714
  Investments of cash collateral for securities
   loaned, at value and identified cost ...............          --        4,307,412       2,860,960           --        1,539,920
  Cash .................................................          675        125,849            --              195         84,409
  Foreign currency, at value (identified cost, $--,
   $412,400, $--, $--, $--, respectively) ..............         --          412,400            --             --             --
  Receivable for daily variation margin on open
   futures contracts ...................................         --             --           123,977           --             --
  Net receivable for forward foreign currency exchange
   contracts to sell ...................................         --             --            74,748           --           23,515
  Net receivable for forward foreign currency
   exchange contracts closed or subject to master
   netting agreements ..................................         --             --              --             --           38,122
  Receivable for investments sold ......................    3,071,205        789,756         599,631      1,113,884      1,076,192
  Receivable for series shares sold ....................    1,251,779         31,845          82,859         15,355         41,591
  Interest and dividends receivable ....................    1,779,079        213,881         876,444      1,041,025        804,656
  Other assets .........................................         --              262           1,593           --             --
                                                         ------------    -----------    ------------    -----------    -----------
        Total assets ................................... $124,544,756    $42,604,333    $107,067,446    $56,055,881    $96,786,119
                                                         ============    ===========    ============    ===========    ===========
Liabilities:
  Cash ................................................. $       --      $      --      $      3,446    $      --      $      --
  Foreign currency, (identified cost $--, $--, $1,039,
   $--, $--, respectively) .............................         --             --             1,043           --             --
  Net payable for forward foreign currency exchange
  contracts to purchase ................................         --             --            16,132          6,286          1,242
  Net payable for forward foreign currency exchange
   contracts to sell ...................................         --             --              --            1,092           --
  Net payable for forward foreign currency exchange
   contracts subject to master netting agreements ......         --             --           588,527        474,064           --
  Payable for options purchased ........................         --             --              --             --           32,244
  Payable for investments purchased ....................    6,469,810      1,057,319         448,763      1,113,924      1,303,884
  Payable for series shares reacquired .................           27         32,945             477         14,324          5,448
  Collateral for securities loaned, at value ...........         --        4,307,412       2,860,960           --        1,539,920
  Written options outstanding, at value (premiums
   received $--, $--, $356,999, $95,546, $13,377,
   respectively) .......................................         --             --           310,355         21,254          2,976
  Payable to affiliates--
   Management fee ......................................        3,851          2,487           4,209          2,235          3,840
   Administrative fee ..................................          112             35              98             52             90
  Accrued expenses and other liabilities ...............       25,538         31,540          32,921         36,139         38,947
                                                         ------------    -----------    ------------    -----------    -----------
        Total liabilities .............................. $  6,499,338    $ 5,431,738    $  4,266,931    $ 1,669,370    $ 2,928,591
                                                         ------------    -----------    ------------    -----------    -----------
Net assets ............................................. $118,045,418    $37,172,595    $102,800,515    $54,386,511    $93,857,528
                                                         ============    ===========    ============    ===========    ===========
Net assets consist of:
  Paid-in capital ...................................... $116,248,564    $44,470,114    $106,553,808    $61,321,634    $92,047,867
  Unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities in
   foreign currencies ..................................      264,640         33,295      (4,414,403)    (3,389,353)       865,511
  Accumulated net realized loss on investments and
   foreign currency transactions .......................   (1,439,838)    (7,789,582)     (1,202,413)    (4,624,227)      (254,255)
  Accumulated undistributed net investment income ......    2,972,052        458,768       1,863,523      1,078,457      1,198,405
                                                         ------------    -----------    ------------    -----------    -----------
          Total ........................................ $118,045,418    $37,172,595    $102,800,515    $54,386,511    $93,857,528
                                                         ============    ===========    ============    ===========    ===========
  Shares of beneficial interest outstanding ............   10,878,745      4,119,172       8,319,672      5,749,279      6,965,166
                                                         ============    ===========    ============    ===========    ===========
  Net asset value, offering price and redemption
   price per share (net assets / shares of
   beneficial interest outstanding)                         $10.85          $9.02          $12.36          $9.46          $13.48
                                                            ======          =====          ======          =====          ======

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Assets and Liabilities (Unaudited) -- June 30, 2001-- continued

                                                          Government         High       International      Money        Strategic
Assets:                                                   Securities        Yield      Investors Trust     Market        Income
 Investments --                                             Series          Series          Series         Series        Series
                                                         ------------    ------------    -----------    ------------   -----------
    Unaffiliated issuers, at identified cost ........... $595,250,746    $421,711,573    $75,681,180    $577,076,689   $43,712,214
    Unrealized appreciation (depreciation) .............    8,047,735     (63,683,329)      (189,011)           --      (2,248,866)
                                                         ------------    ------------    -----------    ------------   -----------
        Total investments, at value .................... $603,298,481    $358,028,244    $75,492,169    $577,076,689   $41,463,348
  Investments of cash collateral for securities loaned,
   at value and identified cost ........................         --              --       11,711,218            --            --
  Cash .................................................      398,619       1,945,360            246             567       262,410
  Foreign currency, at value (identified cost, $--,
   $557, $56,354, $--, $13,302, respectively) ..........         --               488         55,347            --          13,432
  Net receivable for forward foreign currency
   exchange contracts to purchase ......................         --             2,478           --              --            --
  Net receivable for forward foreign currency
   exchange contracts to sell ..........................         --             5,141           --              --          38,615
  Net receivable for forward foreign currency exchange
   contracts closed or subject to master netting
   agreements ..........................................         --            12,175           --              --            --
  Receivable for investments sold ......................   22,855,176         693,557         69,682            --       1,577,591
  Receivable for series shares sold ....................    1,128,596         649,189         34,187       5,785,186       208,452
  Interest and dividends receivable ....................    6,067,664       7,944,780        123,310          59,478       684,941
  Other assets .........................................        5,536           3,765            338          52,851          --
                                                         ------------    ------------    -----------    ------------   -----------
      Total assets ..................................... $633,754,072    $369,285,177    $87,486,497    $582,974,771   $44,248,789
                                                         ============    ============    ===========    ============   ===========
Liabilities:
  Net payable for forward foreign currency exchange
   contracts to purchase ............................... $       --      $       --      $      --      $       --     $    17,115
  Net payable for forward foreign currency exchange
   contracts subject to master netting agreements ......         --              --             --              --          14,572
  Payable for investments purchased ....................   21,747,680       3,168,675        642,688            --       1,305,201
  Payable for series shares reacquired .................      223,634         230,779         78,209       1,965,107        11,831
  Collateral for securities loaned, at value ...........         --              --       11,711,218            --            --
  Payable to affiliates--
   Management fee ......................................       18,442          14,994          3,963          15,778         1,761
   Administrative fee ..................................          587             350             71             552            41
  Accrued expenses and other liabilities ...............       74,222          55,876         43,329          52,930        30,437
                                                         ------------    ------------    -----------    ------------   -----------
      Total liabilities ................................ $ 22,064,565    $  3,470,674    $12,479,478    $  2,034,367   $ 1,380,958
                                                         ------------    ------------    -----------    ------------   -----------
Net assets ............................................. $611,689,507    $365,814,503    $75,007,019    $580,940,404   $42,867,831
                                                         ============    ============    ===========    ============   ===========
Net assets consist of:
  Paid-in capital ...................................... $598,999,229    $447,976,825    $76,550,358    $580,940,404   $44,154,323
  Unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities in
   foreign currencies ..................................    8,047,735     (63,669,175)      (194,768)           --      (2,239,416)
  Accumulated net realized loss on investments and
  foreign currency transactions ........................  (11,978,267)    (35,947,873)    (1,843,932)           --        (306,529)
  Accumulated undistributed net investment income ......   16,620,810      17,454,726        495,361            --       1,259,453
                                                         ------------    ------------    -----------    ------------   -----------
          Total ........................................ $611,689,507    $365,814,503    $75,007,019    $580,940,404   $42,867,831
                                                         ============    ============    ===========    ============   ===========
  Shares of beneficial interest outstanding ............   48,074,213      51,937,869      7,040,463     580,940,404     4,408,494
                                                           ==========      ==========      =========     ===========     =========
  Net asset value, offering price, and redemption
   price per share (net assets / shares of beneficial
   interest outstanding) ...............................     $12.72          $7.04          $10.65          $1.00          $9.72
                                                             ======          =====          ======          =====          =====

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations (Unaudited) -- Six Months Ended June 30, 2001

                                                                       Emerging        Global
Net investment income (loss):                                           Markets         Asset          Global       Global
                                                           Bond         Equity       Allocation     Governments   Total Return
  Income--                                                Series        Series         Series          Series        Series
                                                        ----------    -----------    -----------    -----------    -----------
    Interest .......................................... $3,334,742    $    37,048    $ 1,478,564    $ 1,503,738    $ 1,059,283
    Income on securities loaned .......................       --           15,506          7,913           --            3,603
    Dividends .........................................       --          764,684        477,756           --          616,054
    Foreign taxes withheld ............................       --          (45,213)       (51,920)          --          (52,879)
                                                        ----------    -----------    -----------    -----------    -----------
      Total investment income ......................... $3,334,742    $   772,025    $ 1,912,313    $ 1,503,738    $ 1,626,061
                                                        ----------    -----------    -----------    -----------    -----------
  Expenses--
    Management fee .................................... $  293,866    $   229,451    $   402,233    $   217,306    $   360,456
    Trustees' compensation ............................        955            458          1,454          1,081            864
    Administrative fee ................................      8,571          3,228          9,385          5,096          8,411
    Custodian fee .....................................     19,583         22,077         36,161         20,952         36,295
    Printing ..........................................      4,729         14,162          2,003         12,636          4,018
    Auditing fees .....................................     20,542         13,552         17,735         18,092         18,861
    Legal fees ........................................      5,262          6,124          5,199          4,801          6,429
    Miscellaneous .....................................      4,784          6,941         17,188         11,181          7,647
                                                        ----------    -----------    -----------    -----------    -----------
      Total expenses .................................. $  358,292    $   295,993    $   491,358    $   291,145    $   442,981
    Fees paid indirectly ..............................     (1,107)        (1,237)        (1,986)        (3,317)           (81)
                                                        ----------    -----------    -----------    -----------    -----------
      Net expenses .................................... $  357,185    $   294,756    $   489,372    $   287,828    $   442,900
                                                        ----------    -----------    -----------    -----------    -----------
        Net investment income ......................... $2,977,557    $   477,269    $ 1,422,941    $ 1,215,910    $ 1,183,161
                                                        ----------    -----------    -----------    -----------    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis)--
    Investment transactions ........................... $  471,462    $(3,821,773)   $(3,209,713)   $ 1,035,692    $  (258,244)
    Foreign currency transactions .....................       --          (61,351)       586,650     (1,461,199)       182,673
    Futures contracts .................................       --             --        2,103,083           --             --
    Written option transactions .......................       --             --          258,364        150,470         30,871
                                                        ----------    -----------    -----------    -----------    -----------
      Net realized gain (loss) on investments and
       foreign currency transactions .................. $  471,462    $(3,883,124)   $  (261,616)   $  (275,037)   $   (44,700)
                                                        ----------    -----------    -----------    -----------    -----------
  Change in unrealized appreciation (depreciation)--
    Investments ....................................... $ (818,077)   $ 4,074,594    $(6,577,817)   $(3,485,107)   $(6,236,800)
    Translation of assets and liabilities in
     foreign currencies                                       --           (8,573)       702,662       (399,459)       249,213
    Futures contracts .................................       --             --         (274,718)          --             --
    Written options ...................................       --             --           15,806         (5,835)        (2,473)
                                                        ----------    -----------    -----------    -----------    -----------
      Net unrealized gain (loss) on investments and
       foreign currency translation ................... $ (818,077)   $ 4,066,021    $(6,134,067)   $(3,890,401)   $(5,990,060)
                                                        ----------    -----------    -----------    -----------    -----------
        Net realized and unrealized gain (loss) on
         investments and foreign currency ............. $ (346,615)   $   182,897    $(6,395,683)   $(4,165,438)   $(6,034,760)
                                                        ----------    -----------    -----------    -----------    -----------
          Increase (decrease) in net assets
            from operations ........................... $2,630,942    $   660,166    $(4,972,742)   $(2,949,528)   $(4,851,599)
                                                        ==========    ===========    ===========    ===========    ===========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Operations (Unaudited) -- Six Months Ended June 30, 2001
(continued)

                                                        Government         High       International      Money        Strategic
Net investment income                                   Securities        Yield      Investors Trust     Market        Income
 Income --                                                Series          Series          Series         Series        Series
                                                        -----------    ------------    -----------    -----------    -----------
    Interest .......................................... $18,439,691    $ 19,503,822    $   145,076    $14,410,690    $ 1,554,875
    Dividends .........................................        --           225,590        919,980           --            4,553
    Foreign taxes withheld ............................        --              --          (98,402)          --             --
                                                        -----------    ------------    -----------    -----------    -----------
      Total investment income ......................... $18,439,691    $ 19,729,412    $   966,654    $14,410,690    $ 1,559,428
                                                        -----------    ------------    -----------    -----------    -----------
  Expenses--
    Management fee .................................... $ 1,562,327    $  1,369,875    $   373,049    $ 1,365,018    $   145,180
    Trustees' compensation ............................       7,035           4,215          1,045          5,590            586
    Administrative fee ................................      49,710          31,963          6,695         47,950          3,397
    Custodian fee .....................................      96,388          67,122         54,375         73,375         12,573
    Printing ..........................................      53,858          38,433          6,970          5,005         21,525
    Auditing fees .....................................      16,400          18,400         14,200          9,400         12,783
    Legal fees ........................................       4,798           4,770          4,219          4,773          4,387
    Miscellaneous .....................................      34,986          15,957          5,575         52,904          8,416
                                                        -----------    ------------    -----------    -----------    -----------
      Total expenses .................................. $ 1,825,502    $  1,550,735    $   466,128    $ 1,564,015    $   208,847
    Fees paid indirectly ..............................      (7,567)        (12,012)          (514)        (4,116)        (3,970)
                                                        -----------    ------------    -----------    -----------    -----------
      Net expenses .................................... $ 1,817,935    $  1,538,723    $   465,614    $ 1,559,899    $   204,877
                                                        -----------    ------------    -----------    -----------    -----------
        Net investment income ......................... $16,621,756    $ 18,190,689    $   501,040    $12,850,791    $ 1,354,551
                                                        -----------    ------------    -----------    -----------    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis)--
    Investment transactions ........................... $ 3,635,440    $(14,506,700)   $(1,418,220)   $      --      $  (487,842)
    Foreign currency transactions .....................        --            64,177        (43,385)          --          202,501
    Written option transactions .......................        --              --             --             --           66,306
                                                        -----------    ------------    -----------    -----------    -----------
      Net realized gain (loss) on investments and
       foreign currency transactions .................. $ 3,635,440    $(14,442,523)   $(1,461,605)   $      --      $  (219,035)
                                                        -----------    ------------    -----------    -----------    -----------
  Change in unrealized appreciation (depreciation)--
    Investments ....................................... $(4,259,966)   $    955,786    $(6,014,963)   $      --      $(1,246,470)
    Translation of assets and liabilities in
      foreign currencies ..............................        --           110,573          6,031           --          (36,734)
    Written options ...................................        --              --             --             --            4,886
                                                        -----------    ------------    -----------    -----------    -----------
      Net unrealized gain (loss) on investments and
        foreign currency translation .................. $(4,259,966)   $  1,066,359    $(6,008,932)   $      --      $(1,278,318)
                                                        -----------    ------------    -----------    -----------    -----------
        Net realized and unrealized gain (loss) on
          investments and foreign currency ............ $  (624,526)   $(13,376,164)   $(7,470,537)   $      --      $(1,497,353)
                                                        -----------    ------------    -----------    -----------    -----------
          Increase (decrease) in net assets
            from operations ........................... $15,997,230    $  4,814,525    $(6,969,497)   $12,850,791    $  (142,802)
                                                        ===========    ============    ===========    ===========    ===========

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets (Unaudited) -- Six Months Ended June 30,
2001

                                                                      Emerging         Global
                                                                       Markets          Asset           Global        Global
Increase (decrease) in net assets:                      Bond           Equity        Allocation      Governments    Total Return
From operations --                                     Series          Series          Series          Series         Series
                                                    ------------    ------------    ------------    ------------    ------------
  Net investment income ........................... $  2,977,557    $    477,269    $  1,422,941    $  1,215,910    $  1,183,161
  Net realized gain (loss) on investments and
    foreign currency transactions .................      471,462      (3,883,124)       (261,616)       (275,037)        (44,700)
  Net unrealized gain (loss) on investments and
    foreign currency translation ..................     (818,077)      4,066,021      (6,134,067)     (3,890,401)     (5,990,060)
                                                    ------------    ------------    ------------    ------------    ------------
    Increase (decrease) in net assets
     from operations .............................. $  2,630,942    $    660,166    $ (4,972,742)   $ (2,949,528)   $ (4,851,599)
                                                    ------------    ------------    ------------    ------------    ------------
Distributions declared to shareholders --
  From net investment income ...................... $ (4,112,856)   $       --      $ (4,982,107)   $       --      $ (3,905,320)
  From net realized gain on investments and
    foreign currency transactions .................         --              --        (9,570,186)           --        (5,919,072)
                                                    ------------    ------------    ------------    ------------    ------------
    Total distributions declared to shareholders .. $ (4,112,856)   $       --      $(14,552,293)   $       --      $ (9,824,392)
                                                    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from series
 share transactions ............................... $ 43,565,973    $    167,690    $  6,914,534    $ (4,105,006)   $  6,841,918
                                                    ------------    ------------    ------------    ------------    ------------
    Total increase (decrease) in net assets ....... $ 42,084,059    $    827,856    $(12,610,501)   $ (7,054,534)   $ (7,834,073)
Net assets --
  At beginning of period ..........................   75,961,359      36,344,739     115,411,016      61,441,045     101,691,601
                                                    ------------    ------------    ------------    ------------    ------------
  At end of period ................................ $118,045,418    $ 37,172,595    $102,800,515    $ 54,386,511    $ 93,857,528
                                                    ============    ============    ============    ============    ============
Accumulated undistributed net investment income
  included in net assets at end of period ......... $  2,972,052    $    458,768    $  1,863,523    $  1,078,457    $  1,198,405
                                                    ============    ============    ============    ============    ============

                                                     Government         High       International       Money         Strategic
Increase (decrease) in net assets:                   Securities        Yield      Investors Trust      Market         Income
From operations --                                     Series          Series          Series          Series         Series
                                                    ------------    ------------    ------------    ------------    ------------
  Net investment income ........................... $ 16,621,756    $ 18,190,689    $    501,040    $ 12,850,791    $  1,354,551
  Net realized gain (loss) on investments and
    foreign currency transactions .................    3,635,440     (14,442,523)           --          (219,035)
  Net unrealized gain (loss) on investments and
    foreign currency translation ..................   (4,259,966)      1,066,359      (6,008,932)           --        (1,278,318)
                                                    ------------    ------------    ------------    ------------    ------------
    Increase (decrease) in net assets
     from operations .............................. $ 15,997,230    $  4,814,525    $ (6,969,497)   $ 12,850,791    $   (142,802)
                                                    ------------    ------------    ------------    ------------    ------------
Distributions declared to shareholders--
  From net investment income ...................... $(33,875,836)   $(34,466,446)   $ (1,489,663)   $(12,850,791)   $ (1,411,873)
  From net realized gain on investments and
   foreign currency transactions ..................         --              --        (7,385,731)           --          (149,647)
                                                    ------------    ------------    ------------    ------------    ------------
    Total distributions declared to shareholders .. $(33,875,836)   $(34,466,446)   $ (8,875,394)   $(12,850,791)   $ (1,561,520)
                                                    ------------    ------------    ------------    ------------    ------------
Net increase in net assets from series share
 transactions ..................................... $ 62,559,966    $ 62,424,138    $  7,910,063    $104,570,002    $ 11,248,918
                                                    ------------    ------------    ------------    ------------    ------------
    Total increase (decrease) in net assets ....... $ 44,681,360    $ 32,772,217    $ (7,934,828)   $104,570,002    $  9,544,596
Net assets:
  At beginning of period ..........................  567,008,147     333,042,286      82,941,847     476,370,402      33,323,235
                                                    ------------    ------------    ------------    ------------    ------------
  At end of period ................................ $611,689,507    $365,814,503    $ 75,007,019    $580,940,404    $ 42,867,831
                                                    ============    ============    ============    ============    ============
Accumulated undistributed net investment income
  included in net assets at end of period ......... $ 16,620,810    $ 17,454,726    $    495,361    $       --      $  1,259,453
                                                    ============    ============    ============    ============    ============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Statements of Changes in Net Assets Year ended December 31, 2000

                                                                     Emerging         Global
                                                                      Markets          Asset           Global         Global
Increase (decrease) in net assets:                     Bond           Equity        Allocation      Governments     Total Return
From operations--                                     Series          Series          Series          Series          Series
                                                   ------------    ------------    ------------    ------------    ------------
  Net investment income (loss) .................   $  4,104,124    $    (46,533)   $  3,588,094    $  3,299,212    $  3,181,458
  Net realized gain (loss) on investments and
    foreign currency transactions ..............       (761,897)        (28,068)     10,808,058      (6,111,101)      6,822,035
  Net unrealized gain (loss) on investments and
    foreign currency translation ...............      2,850,884     (10,461,584)    (17,173,663)      3,225,149      (7,799,753)
                                                   ------------    ------------    ------------    ------------    ------------
    Increase (decrease) in net assets
     from operations ...........................   $  6,193,111    $(10,536,185)   $ (2,777,511)   $    413,260    $  2,203,740
                                                   ------------    ------------    ------------    ------------    ------------
Distributions declared to shareholders--
  From net investment income ...................   $ (2,377,758)   $     (4,883)   $ (5,541,581)   $ (2,702,078)   $ (2,238,156)
  From net realized gain on investments and
   foreign currency transactions ...............           --              --          (959,983)           --        (5,382,594)
  From paid-in capital .........................           --              --              --            (6,979)           --
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions declared to shareholders   $ (2,377,758)   $     (4,883)   $ (6,501,564)   $ (2,709,057)   $ (7,620,750)
                                                   ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
  series share transactions ....................   $ 20,004,597    $  8,746,891    $   (383,592)   $(10,581,269)   $      9,210
                                                   ------------    ------------    ------------    ------------    ------------
    Total increase (decrease) in net assets ....   $ 23,819,950    $ (1,794,177)   $ (9,662,667)   $(12,877,066)   $ (5,407,800)
Net assets --
  At beginning of period .......................     52,141,409      38,138,916     125,073,683      74,318,111     107,099,401
                                                   ------------    ------------    ------------    ------------    ------------
  At end of period .............................   $ 75,961,359    $ 36,344,739    $115,411,016    $ 61,441,045    $101,691,601
                                                   ============    ============    ============    ============    ============
Accumulated undistributed net investment
  income (loss) included in net assets at
  end of period ................................   $  4,107,351    $    (18,501)   $  5,422,689    $   (137,453)   $  3,920,564
                                                   ============    ============    ============    ============    ============

                                                    Government         High       International       Money         Strategic
Increase (decrease) in net assets:                  Securities        Yield      Investors Trust      Market         Income
From operations --                                    Series          Series          Series          Series         Series
                                                   ------------    ------------    ------------    ------------    ------------
  Net investment income ........................   $ 33,783,168    $ 34,055,352    $  1,518,312    $ 25,006,334    $  1,914,572
  Net realized gain (loss) on investments and
   foreign currency transactions ...............     (2,945,354)     (6,398,813)      7,459,314            --          (396,342)
  Net unrealized gain (loss) on investments and
   foreign currency translation ................     29,733,729     (50,598,880)    (10,637,023)           --          (658,046)
                                                   ------------    ------------    ------------    ------------    ------------
    Increase (decrease) in net assets
      from operations ..........................   $ 60,571,543    $(22,942,341)   $ (1,659,397)   $ 25,006,334    $    860,184
                                                   ------------    ------------    ------------    ------------    ------------
Distributions declared to shareholders--
  From net investment income ...................   $(31,085,513)   $(31,322,565)   $   (678,424)   $(25,006,334)   $   (906,553)
  From net realized gain on investments and
   foreign currency transactions ...............           --              --        (7,796,721)           --              --
                                                   ------------    ------------    ------------    ------------    ------------
    Total distributions declared to shareholders   $(31,085,513)   $(31,322,565)   $ (8,475,145)   $(25,006,334)   $   (906,553)
                                                   ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 series share transactions .....................   $ 26,762,199    $ 32,207,204    $  8,507,841    $(25,543,823)   $ 13,686,630
                                                   ------------    ------------    ------------    ------------    ------------
    Total increase (decrease) in net assets ....   $ 56,248,229    $(22,057,702)   $ (1,626,701)   $(25,543,823)   $ 13,640,261
Net assets:
  At beginning of period .......................    510,759,918     355,099,988      84,568,548     501,914,225      19,682,974
                                                   ------------    ------------    ------------    ------------    ------------
  At end of period .............................   $567,008,147    $333,042,286    $ 82,941,847    $476,370,402    $ 33,323,235
                                                   ============    ============    ============    ============    ============
Accumulated undistributed net investment
 income included in net assets at end of period    $ 33,874,890    $ 34,242,779    $  1,483,984    $     --        $  1,316,775
                                                   ============    ============    ============    ============    ============

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights

                                                                                      Bond Series
                                                                  -----------------------------------------------------
                                                                  Six Months
                                                                     Ended        Year Ended December 31,  Period Ended
                                                                  June 30, 2001   ----------------------   December 31,
Per share data (for a share outstanding throughout each period):   (Unaudited)      2000        1999          1998**
                                                                  -------------    -------     -------     ------------
Net asset value -- beginning of period .......................       $ 10.91       $ 10.36     $ 10.69       $ 10.00***
                                                                     -------       -------     -------       -------
Income from investment operations#(sec)(sec) --
         Net investment incomess .............................       $  0.33       $  0.71     $  0.67       $  0.33
         Net realized and unrealized gain (loss) on
          investments and foreign currency transactions ......          0.02          0.30       (0.85)         0.36
                                                                     -------       -------     -------       -------
                  Total from investment operations ...........       $  0.35       $  1.01     $ (0.18)      $  0.69
                                                                     -------       -------     -------       -------
Less distributions declared to shareholders
         From net investment income ..........................       $ (0.41)      $ (0.46)    $ (0.10)           --
         From net realized gain on investments and
          foreign currency transactions ......................            --            --       (0.05)           --
         In excess of net realized gain on investments
          and foreign currency transactions ..................            --            --       (0.00)+++        --
                                                                     -------       -------     -------       -------
                  Total distributions declared to shareholders       $ (0.41)      $ (0.46)    $ (0.15)           --
                                                                     -------       -------     -------       -------
Net asset value -- end of period .............................       $ 10.85       $ 10.91     $ 10.36       $ 10.69
                                                                     =======       =======     =======       =======
Total return[double dagger] ..................................         3.19%++      10.18%     (1.69)%          6.9%++
Ratios (to average net assets)/Supplemental data(sec)
         Expenses## ..........................................         0.73%+        0.72%       0.72%         1.03%+
         Net investment income(sec)(sec) .....................         6.10%+        6.85%       6.37%         4.88%+
Portfolio turnover ...........................................          146%          252%        267%          161%
Net assets at end of period (000 Omitted) ....................       $10,879       $75,961     $52,141       $19,595

(sec)The investment adviser voluntarily waived a portion of its fee for the Bond Series for the period indicated. If the fee had not been incurred by the series, the net investment income per share and the ratios would have been:

         Net investment income .............................................................................   $0.33
         Ratios (to average net assets):
             Expenses## ....................................................................................   1.07%+
             Net investment income .........................................................................   4.84%+

                                                                                Emerging Market Equity Series
                                                          -------------------------------------------------------------------------
                                                          Six Months
                                                            Ended                   Year Ended December 31,            Period Ended
                                                         June 30, 2001    ------------------------------------------   December 31,
Per share data (for a share outstanding                   (Unaudited)     2000         1999       1998        1997       1996****
  throughout each period):                               -------------  -------       -------    -------     -------   ------------
Net asset value -- beginning of period ................... $  8.82      $ 11.42       $  7.49    $ 11.04     $ 10.00     $ 10.00***
                                                           -------     --------       -------   --------     -------     -------
Income from investment operations# --
         Net investment income (loss)(sec)................ $  0.12      $ (0.01)      $  0.04    $  0.09     $  0.17     $  0.07
         Net realized and unrealized gain (loss) on
          investments and foreign currency transactions ..    0.08        (2.59)         3.89      (3.30)       0.88       (0.07)
                                                           -------     --------       -------   --------     -------     -------
                  Total from investment operations ....... $  0.20      $ (2.60)      $  3.93    $ (3.21)    $  1.05     $    --
                                                           -------     --------       -------   --------     -------     -------
Less distributions declared to shareholders
         From net investment income ...................... $    --      $  0.00+++    $    --    $ (0.13)    $ (0.01)    $    --
         From net realized gain on investments and
          foreign currency transactions                         --           --            --      (0.10)         --          --
         In excess of net investment income and
          foreign currency transactions                         --           --            --      (0.05)         --          --
         From paid in capital ............................      --           --            --      (0.06)         --          --
                                                           -------     --------       -------   --------     -------     -------
                  Total distributions declared
                   to shareholders                         $    --      $    --       $    --    $ (0.34)    $ (0.01)    $    --
                                                           -------     --------       -------   --------     -------     -------
Net asset value -- end of period ......................... $  9.02      $  8.82       $ 11.42    $  7.49     $ 11.04     $ 10.00
                                                           =======     ========       =======   ========     =======     =======
Total return[double dagger] ..............................   2.27%++   (22.76)%        52.47%   (29.98)%      10.46%       0.00%++
Ratios (to average net assets)/Supplemental data(sec):
         Expenses## ......................................   1.62%+       1.57%         1.60%      1.59%       1.07%       1.55%+
         Net investment income (loss) ....................    2.6%+     (0.12)%         0.44%      1.03%       1.38%       0.77%+
Portfolio turnover .......................................     25%         149%          137%        92%         69%          4%
Net assets at end of period (000 Omitted) ................ $37,173     $ 36,345       $38,139   $ 17,119     $24,181     $ 3,271

(sec)The investment adviser voluntarily waived a portion of its fee for the Emerging Markets Equity Series for certain of the periods indicated. If the fee had been incurred by the series, the net investment income (loss) per share and the ratios would have been:

         Net investment income (loss) ......................................................................   $0.16      $(0.10)
         Ratios (to average net assets):
           Expenses## ......................................................................................   1.55%       3.38%+
           Net investment income (loss) ....................................................................   0.90%     (1.12)%+


              + Annualized.
             ++ Not Annualized.
            +++ Per share amount was less than $0.01.
             ** For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
            *** Net asset value on date of commencement of operations.
           **** For the period from the commencement of the series' operations,
                June 5, 1996, through December 31, 1996.
              # Per share data are based on average shares outstanding.
             ## Ratios do not reflect reductions from certain expense offset arrangements.
     (sec)(sec) As, required, effective January 1, 2001, the Bond Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.10%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
[double dagger] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                             Global Asset Allocation Series
                                                      ---------------------------------------------------------------------------
                                                       Six Months
                                                         Ended                         Year Ended December 31,
                                                      June 30, 2001    ----------------------------------------------------------
Per share data (for a share outstanding                (Unaudited)     2000         1999         1998         1997        1996
  throughout each period):                            -------------  --------     --------     --------     --------     -------
Net asset value-- beginning of period .............   $  14.96       $  16.19     $  14.45     $  14.54     $  13.78     $ 12.23
                                                      --------       --------     --------     --------     --------     -------
Income from investment operations#(sec)(sec) --
         Net investment income ....................   $   0.18       $   0.46     $   0.35     $   0.47     $   0.44     $  0.37
         Net realized and unrealized gain (loss) on
          investments and foreign currency ........      (0.79)         (0.83)        2.20         0.54         1.02        1.56
                                                      --------       --------     --------     --------     --------     -------
                  Total from investment operations    $  (0.61)      $  (0.37)    $   2.55     $   1.01     $   1.46     $  1.93
                                                      --------       --------     --------     --------     --------     -------
Less distributions declared to shareholders --
         From net investment income ...............   $  (0.68)      $  (0.73)    $  (0.78)    $  (0.50)    $  (0.22)    $ (0.13)
         From net realized gain on investments
          and foreign currency transactions .......      (1.31)         (0.13)       (0.03)       (0.60)       (0.48)      (0.25)
                                                      --------       --------     --------     --------     --------     -------
                  Total distributions declared
                   to shareholders ................   $  (1.99)      $  (0.86)    $  (0.81)    $  (1.10)    $  (0.70)    $ (0.38)
                                                      --------       --------     --------     --------     --------     -------
Net asset value -- end of period ..................   $  12.36       $  14.96     $  16.19     $  14.45     $  14.54     $ 13.78
                                                      ========       ========     ========     ========     ========     =======
Total return[double dagger] .......................    (4.32)%++      (2.31)%       18.48%        6.60%       10.87%      16.04%
Ratios (to average net assets)/Supplemental data:
         Expenses## ...............................      0.92%+         0.90%        0.89%        0.90%        0.92%       0.94%
         Net investment income(sec)(sec) ..........      2.65%+         2.93%        2.44%        3.21%        3.06%       2.84%
Portfolio turnover ................................        58%           144%         180%         163%         162%        154%
Net assets at end of period (000 Omitted) .........   $102,801       $115,411     $125,074     $126,641     $122,912     $77,016

                                                                                 Global Governments Series
                                                      ----------------------------------------------------------------------------
                                                       Six Months
                                                         Ended                         Year Ended December 31,
                                                      June 30, 2001    -----------------------------------------------------------
Per share data (for a share outstanding                (Unaudited)       2000         1999         1998         1997       1996
  throughout each period):                            -------------    --------     --------     --------     --------    --------
Net asset value-- beginning of period ................. $   9.95       $  10.27     $  12.23     $  10.72     $  11.26    $  12.49
                                                        --------       --------     --------     --------     --------    --------
Income from investment operations#(sec)(sec) --
         Net investment income ........................ $   0.20       $   0.50     $   0.50     $   0.53     $   0.58    $   0.69
         Net realized and unrealized gain (loss) on
          investments and foreign currency transactions    (0.69)         (0.40)       (1.11)        1.11        (0.68)      (0.21)
                                                        --------       --------     --------     --------     --------    --------
                  Total from investment operations .... $  (0.49)      $   0.10     $  (0.61)    $   1.64     $  (0.10)   $   0.48
                                                        --------       --------     --------     --------     --------    --------
Less distributions declared to shareholders --
         From net investment income ................... $     --       $  (0.42)    $  (1.01)    $  (0.13)    $  (0.38)   $  (1.71)
         From net realized gain on investments and
          foreign currency transactions ...............       --             --        (0.34)          --        (0.05)         --
         In excess of net realized gain on
          investments and foreign currency transactions       --             --           --+++        --        (0.01)         --
         From paid-in capital .........................       --             --+++        --           --           --          --
                                                        --------       --------     --------     --------     --------    --------
                  Total distributions declared
                    to shareholders ................... $     --       $  (0.42)    $  (1.35)    $  (0.13)    $  (0.44)   $  (1.71)
                                                        --------       --------     --------     --------     --------    --------
Net asset value -- end of period ...................... $   9.46       $   9.95     $  10.27     $  12.23     $  10.72    $  11.26
                                                        ========       ========     ========     ========     ========    ========

Total return[double dagger] ...........................  (4.92)%++        1.22%      (5.18)%       15.46%      (0.76)%       4.66%
Ratios (to average net assets)/Supplemental data:
         Expenses## ...................................    1.00%+         0.94%        0.90%        0.88%        0.91%       0.90%
         Net investment income(sec)(sec) ..............    4.19%+         5.11%        4.55%        4.75%        5.43%       6.00%
Portfolio turnover ....................................      41%           131%         176%         315%         344%        390%
Net assets at end of period (000 Omitted) ............. $ 54,387       $ 61,441     $ 74,318     $ 99,220     $110,386    $141,764

              + Annualized.
             ++ Not Annualized.
            +++ Per share amount was less than $0.01.
              # Per share data are based on average assets outstanding.
             ## Rations do not reflect reductions from certain expense offset arrangements.
     (sec)(sec) As required, effective January 1, 2001, the Global Asset
                Allocation Series and Global Government Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share for each series by $0.01, and increase realized and unrealized gains and losses per share for each series by $0.01, and decrease the ratio of net investment income to average net assets by 0.10% and 0.29%, respectively. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
[double dagger] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.


                       See notes to financial statements.

MFS/Sun Life Series Trust

                                                                                Global Total Return Series
                                                      ---------------------------------------------------------------------------
                                                       Six Months
                                                         Ended                        Year Ended December 31,
                                                      June 30, 2001   -----------------------------------------------------------
Per share data (for a share outstanding                (Unaudited)      2000         1999         1998         1997       1996
  throughout each period):                            -------------   --------     --------     --------     --------    --------
Net asset value -- beginning of period ................  $  15.74     $  16.65     $  16.61     $  14.70     $  13.27    $  11.84
                                                         --------     --------     --------     --------     --------    --------
Income from investment operations#(sec)(sec) --
         Net investment income ........................  $   0.18     $   0.50     $   0.39     $   0.38     $   0.40    $   0.41
         Net realized and unrealized gain (loss) on
          investments and foreign currency transactions     (0.91)       (0.16)        0.90         2.26         1.38        1.25
                                                         --------     --------     --------     --------     --------    --------
                  Total from investment operations ....  $  (0.73)    $   0.34     $   1.29     $   2.64     $   1.78    $   1.66
                                                         --------     --------     --------     --------     --------    --------
Less distributions declared to shareholders
         From net investment income ...................  $  (0.61)    $  (0.37)    $  (0.52)    $  (0.32)    $  (0.18)   $  (0.23)
         From net realized gain on investments
          and foreign currency transactions ...........     (0.92)       (0.88)       (0.73)    $  (0.41)    $  (0.17)         --
                                                         --------     --------     --------     --------     --------    --------
                  Total distributions declared
                   to shareholders ....................  $  (1.53)    $  (1.25)    $  (1.25)    $  (0.73)    $  (0.35)   $  (0.23)
                                                         --------     --------     --------     --------     --------    --------
Net asset value -- end of period ......................  $  13.48     $  15.74     $  16.65     $  16.61     $  14.70    $  13.27
                                                         ========     ========     ========     ========     ========    ========

Total return[double dagger] ...........................   (4.76)%++      2.28%        8.43%       18.37%       13.61%      14.33%
Ratios (to average net assets)/Supplemental data:
         Expenses## ...................................     0.92%+       0.91%        0.89%        0.93%        1.04%       0.96%
         Net investment income(sec)(sec) ..............     2.46%+       3.13%        2.48%        2.44%        2.85%       3.33%
Portfolio turnover ....................................       39%          86%         116%         141%         171%        148%
Net assets at end of period (000 Omitted) .............  $ 93,858     $101,692     $107,099     $ 99,955     $ 71,823    $ 37,638

                                                                                 Government Securities Series
                                                      ----------------------------------------------------------------------------
                                                       Six Months
                                                         Ended                         Year Ended December 31,
                                                      June 30, 2001    -----------------------------------------------------------
Per share data (for a share outstanding                (Unaudited)       2000         1999         1998         1997       1996
  throughout each period):                            -------------    --------     --------     --------     --------    --------
Net asset value -- beginning of period ...........      $  13.11       $  12.48     $  13.40     $  13.04     $  12.87    $  13.40
                                                        --------       --------     --------     --------     --------    --------
Income from investment operations#(sec)(sec) --
         Net investment income ...................      $   0.38       $   0.81     $   0.81     $   0.77     $   0.81    $   0.84
         Net realized and unrealized gain (loss)
          on investments and foreign currency ....          0.01*          0.62        (1.06)        0.32         0.25       (0.66)
                                                        --------       --------     --------     --------     --------    --------
                  Total from investment operations      $   0.39       $   1.43     $  (0.25)    $   1.09     $   1.06    $   0.18
                                                        --------       --------     --------     --------     --------    --------
Less distributions declared to shareholders --
         From net investment income ..............      $  (0.78)      $  (0.80)    $  (0.67)    $  (0.73)    $  (0.89)   $  (0.71)
                                                        --------       --------     --------     --------     --------    --------
Net asset value -- end of period .................      $  12.72       $  13.11     $  12.48     $  13.40     $  13.04    $  12.87
                                                        ========       ========     ========     ========     ========    ========

Total return[double dagger] ......................         2.94%++       12.11%      (1.88)%        8.70%        8.72%       1.65%
Ratios (to average net assets)/Supplemental data:
         Expenses## ..............................         0.64%+         0.62%        0.61%        0.62%        0.63%       0.63%
         Net investment income(sec)(sec) .........         5.85%+         6.47%        6.30%        5.82%        6.38%       6.60%
Portfolio turnover ...............................           29%            70%          83%         107%         182%         57%
Net assets at end of period (000 Omitted) ........      $611,690       $567,008     $510,760     $457,474     $387,732    $383,107

              + Annualized.
             ++ Not annualized.
              # Per share data are based on average shares outstanding.
             ## Ratios do not reflect reductions from certain expense offset arrangements.
     (sec)(sec) As required, effective January 1, 2001, the Global Total Return
                Series and Government Securities Series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share for each series by $0.01, increase net realized and unrealized gains and losses per share for each series by $0.01, and decrease the ratio of net investment income to average net assets by 0.11% and 0.23%, respectively. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
[double dagger] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
              * The per share data are not in accord with net realized and unrealized loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                   High Yield Series
                                                    ----------------------------------------------------------------------------
                                                     Six Months
                                                       Ended                         Year Ended December 31,
                                                    June 30, 2001    -----------------------------------------------------------
Per share data (for a share outstanding              (Unaudited)       2000         1999         1998         1997       1996
  throughout each period):                          -------------    --------     --------     --------     --------    --------
Net asset value -- beginning of period ...........    $   7.63       $   9.02     $   9.16     $   9.71     $   9.21    $   8.92
                                                      --------       --------     --------     --------     --------    --------
Income from investment operations#(sec)(sec) --
         Net investment income ...................    $   0.38       $   0.84     $   0.83     $   0.83     $   0.82    $   0.80
         Net realized and unrealized gain (loss)
          on investments and foreign currency ....       (0.23)         (1.39)       (0.20)       (0.75)        0.33        0.21
                                                      --------       --------     --------     --------     --------    --------
                  Total from investment operations    $   0.15       $  (0.55)    $   0.63     $   0.08     $   1.15    $   1.01
                                                      --------       --------     --------     --------     --------    --------
Less distributions declared to shareholders from
 net investment income ...........................    $  (0.74)      $  (0.84)    $  (0.77)    $  (0.63)    $  (0.65)   $  (0.72)
                                                      --------       --------     --------     --------     --------    --------
Net asset value -- end of period .................    $   7.04       $   7.63     $   9.02     $   9.16     $   9.71    $   9.21
                                                      ========       ========     ========     ========     ========    ========

Total return[double dagger] ......................       1.66%++      (6.79)%        6.92%        0.58%       13.24%      12.12%
Ratios (to average net assets)/Supplemental data:
         Expenses## ..............................       0.85%+         0.83%        0.83%        0.82%        0.84%       0.84%
         Net investment income(sec)(sec) .........       9.97%+         9.96%        9.10%        8.78%        8.70%       9.01%
Portfolio turnover ...............................         23%            56%          86%         135%         130%         88%
Net assets at end of period (000 Omitted) ........    $365,815       $333,042     $355,100     $326,232     $275,207    $196,498

                                                                          International Investors Trust Series
                                                      -------------------------------------------------------------------------
                                                       Six Months
                                                         Ended                        Year Ended December 31,
                                                      June 30, 2001   ---------------------------------------------------------
Per share data (for a share outstanding                (Unaudited)      2000         1999        1998         1997       1996
  throughout each period):                            -------------   --------     --------    --------     --------   --------
Net asset value -- beginning of period ................ $  13.16      $  14.97     $  13.19    $  11.17     $  10.62   $  10.13
                                                        --------      --------     --------    --------     --------   --------
Income from investment operations# --
         Net investment incomess ...................... $   0.08      $   0.25     $   0.12    $   0.10     $   0.14   $   0.23
         Net realized and unrealized gain (loss) on
          investments and foreign currency transactions $  (1.17)     $  (0.58)    $   2.07    $   2.31     $   0.55   $   0.26
                                                        --------      --------     --------    --------     --------   --------
                  Total from investment operations .... $  (1.09)     $  (0.33)    $   2.19    $   2.41     $   0.69   $   0.49
                                                        --------      --------     --------    --------     --------   --------
Less distributions declared to shareholders --
         From net investment income ................... $  (0.24)     $  (0.12)    $  (0.09)   $  (0.11)    $  (0.11)  $     --
         From net realized gain on investments and
          foreign currency transactions ............... $  (1.18)     $  (1.36)    $  (0.32)   $  (0.28)    $  (0.03)  $     --
                                                        --------      --------     --------    --------     --------   --------
                  Total distributions declared
                   to shareholders .................... $  (1.42)     $  (1.48)    $  (0.41)   $  (0.39)    $  (0.14)  $     --
                                                        --------      --------     --------    --------     --------   --------
Net asset value -- end of period ...................... $  10.65      $  13.16     $  14.97    $  13.19     $  11.17   $  10.62
                                                        ========      ========     ========    ========     ========   ========
Total return[double dagger] ...........................  (8.44)%++     (2.33)%       17.20%      21.68%        6.53%      4.84%
Ratios (to average net assets)/Supplemental data(ss):
         Expenses## ...................................    1.22%+        1.21%        1.16%       1.16%        1.22%      0.97%
         Net investment income ........................    1.31%+        1.81%        0.96%       0.79%        1.24%      2.21%
Portfolio turnover ....................................      57%           80%         103%         54%         194%        51%
Net assets at end of period (000 omitted) ............. $ 75,007      $ 82,942     $ 84,569    $ 75,410     $ 51,368   $ 35,710

         (sec)The investment adviser and/or the distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If the fee had been incurred by the Series, the net investment income per share and the ratios would have been:

         Net investment income ........................................................................................   $0.21
         Ratios (to average net assets)
          Expenses## ..................................................................................................   1.16%
          Net investment income .......................................................................................   2.02%

              + Annualized.
             ++ Not annualized.
              # Per share data are based on average shares outstanding.
             ## Ratios do not reflect reductions from certain expense offset arrangements.
     (sec)(sec) As required, effective January 1, 2001, the High Yield Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by (0.03)%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
[double dagger] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Financial Highlights -- continued

                                                                                 Money Market Series
                                                      -------------------------------------------------------------------------
                                                       Six Months
                                                         Ended                        Year Ended December 31,
                                                      June 30, 2001   ---------------------------------------------------------
Per share data (for a share outstanding                (Unaudited)      2000         1999        1998         1997       1996
  throughout each period):                            -------------   --------     --------    --------     --------   --------
Net asset value -- beginning of period ...............  $   1.00      $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
                                                        --------      --------     --------    --------     --------    --------
Income from investment operations# --
         Net investment income .......................  $   0.02      $   0.06     $   0.05    $   0.05     $   0.05    $   0.05
         Less distributions from net investment income  $  (0.02)     $  (0.06)    $  (0.05)   $  (0.05)    $  (0.05)   $  (0.05)
                                                        --------      --------     --------    --------     --------    --------
Net asset value -- end of year .......................  $   1.00      $   1.00     $   1.00    $   1.00     $   1.00    $   1.00
                                                        ========      ========     ========    ========     ========    ========
Total return[double dagger] ..........................     2.39%++       5.95%        4.66%       5.02%        5.08%       4.95%
Ratios (to average net assets)/Supplemental data:
         Expenses## ..................................     0.57%+        0.58%        0.57%       0.56%        0.57%       0.56%
         Net investment income .......................     4.72%+        5.76%        4.57%       4.94%        4.94%       4.82%
Net assets at end of period (000 Omitted) ............  $580,940      $476,370     $501,914    $465,545     $340,060    $409,165





                                                                                  Strategic Income Series
                                                                  -----------------------------------------------------
                                                                  Six Months
                                                                     Ended        Year Ended December 31,  Period Ended
                                                                  June 30, 2001   ----------------------   December 31,
Per share data (for a share outstanding throughout each period):   (Unaudited)      2000        1999           1998*
                                                                  -------------    -------     -------     ------------
Net asset value -- beginning of year .........................      $ 10.10        $ 10.25     $ 10.04         $10.00**
                                                                    -------        -------     -------         ------
Income from investment operations#(sec)(sec) --
         Net investment incomess .............................      $  0.35        $  0.79     $  0.70         $ 0.42
         Net realized and unrealized loss on
          investments and foreign currency transactions ......        (0.34)         (0.51)      (0.25)         (0.38)
                                                                    -------        -------     -------         ------
                  Total from investment operations ...........      $  0.01        $  0.28     $  0.45         $ 0.04
                                                                    -------        -------     -------         ------
Less distributions declared to shareholders --
         From net investment income ..........................      $ (0.35)       $ (0.43)    $ (0.15)        $   --
         From net realized gain on investments and
          foreign currency transactions ......................        (0.04)            --       (0.04)            --
         In excess of net realized gain on investments
          and foreign currency transactions ..................           --             --       (0.05)            --
                  Total distributions declared to shareholders      $ (0.39)       $ (0.43)    $ (0.24)        $   --
                                                                    -------        -------     -------         ------
Net asset value -- end of period .............................      $  9.72        $ 10.10     $ 10.25         $10.04
                                                                    =======        =======     =======         ======
Total return[double dagger] ..................................        0.12%++        2.87%       4.61%          0.40%++
Ratios (to average net assets)/Supplemental data(sec):
         Expenses## ..........................................        1.08%+         0.98%       1.08%          1.29%+
         Net investment income(sec)(sec) .....................        7.01%+         7.90%       6.90%          6.52%+
Portfolio turnover ...........................................          81%           107%        150%           182%
Net assets at end of period (000 Omitted) ....................      $42,868        $33,323     $19,683         $7,780

(sec)The investment adviser voluntarily waived a portion of its fee for the Strategic Income Series for the period indicated. If the fee had been incurred by the series, the net investment income per share and the ratios would have been:

         Net investment income ...............................................................................  $0.41
         Ratios (to average net assets):
          Expenses## .........................................................................................  1.42%+
          Net investment income ..............................................................................  6.41%+

              + Annualized.
             ++ Not annualized.
             *  For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
             ** Net asset value on date of commencement of operations.
              # Per share data are based on average assets outstanding.
             ## Ratios do not reflect reductions from certain expense offset arrangements.
     (sec)(sec) As required, effective January 1, 2001, the Strategic Income
                Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share, and increase realized and unrealized gains and losses per share. The impact of this of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for the periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
[double dagger] The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/Sun Life Series Trust
Notes to Financial Statements (Unaudited)

(1) Business and Organization

The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series, Emerging Growth Series, Emerging Markets Equity Series*, Global Asset Allocation Series*, Global Governments Series*, Global Growth Series, Global Health Sciences Series, Global Telecommunications Series, Global Total Return Series*, Government Securities Series*, High Yield Series*, International Growth Series, International Investors Trust Series*, International New Discovery Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Money Market Series*, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series*, Technology Series, Total Return Series, Utilities Series and Value Series. The Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Strategic Income Series and Utilities Series are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The International Investors Trust Series was known as the International Growth and Income Series until its name was changed on May 1, 2001. The Value Series was known as the Equity Income Series until its name was changed on May 1, 2001. The Global Health Sciences Series and International New Discovery Series were not offered for sale as of June 30, 2001. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The trust's use of amortized cost is subject to the trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts and options listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - Certain series of the trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Such series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Certain series of the trust, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - Certain series of the trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Futures Contracts - Certain series of the trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities and the collateral on these loans were as follows:

                                                                                                              International
                                                          Emerging Markets   Global Asset     Global Total   Investors Trust
                                                           Equity Series   Allocation Series  Return Series      Series
--------------------------------------------------------------------------------------------------------------------------------
Value of Securities Loaned ............................      $4,243,547       $2,749,830       $1,496,064      $11,199,355
Collateralized by:
   U.S. Treasury Securities ...........................      $  101,567       $       --       $       --      $        --
   Cash ...............................................      $4,374,087       $2,860,960       $1,539,920      $11,711,218

                                                           Emerging Markets Equity Series    Global Asset Allocation Series
                                                           ------------------------------    ------------------------------

                                                                               Amortized                        Amortized
                                                                               Cost and                         Cost and
Issuer                                                         Shares            Value           Shares           Value
--------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio ..........       4,307,412       $4,307,412       $2,860,960       $2,860,960

                                                              Global Total Return Series   International Investors Trust Series
                                                              --------------------------   ------------------------------------

                                                                               Amortized                        Amortized
                                                                               Cost and                         Cost and
Issuer                                                         Shares            Value           Shares           Value
--------------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio ..........       1,539,920       $1,539,920       11,711,218      $11,711,218

Forward Foreign Currency Exchange Contracts - Certain series of the trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by under this agreement as noted below. These amounts are shown as a reduction of expenses on the Statement of Operations.

                                                                 Emerging     Global
                                                                  Market       Asset         Global        Global
                                                     Bond         Equity     Allocation    Government    Total Return
                                                    Series        Series       Series        Series        Series
  -------------------------------------------------------------------------------------------------------------------
  Balance Credits ..........................        $1,107       $ 1,237      $1,953         $3,317        $   --
  Directed Brokerage Credits ...............            --            --          33             --            81
                                                    ------       -------      ------         ------        ------
  Total ....................................        $1,107       $ 1,237      $1,986         $3,317        $   81
                                                    ------       -------      ------         ------        ------
                                                                           International
                                                 Government       High       Investors       Money        Strategic
                                                 Securities       Yield       Trust          Market        Income
                                                   Series         Series      Series         Series        Series
  -------------------------------------------------------------------------------------------------------------------
  Balance Credits ..........................        $7,567       $12,012      $  514         $4,116        $3,970
  Directed Brokerage Credits ...............            --            --          --             --            --
                                                    ------       -------      ------         ------        ------
  Total ....................................        $7,567       $12,012      $  514         $4,116        $3,970
                                                    ------       -------      ------         ------        ------

Tax Matters and Distributions - Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and amortization and accretion on debt securities.

At December 31, 2000, the following series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                   Total
                                 Carryover  2001      2002       2003       2004        2005        2006         2007       2008
-----------------------------------------------------------------------------------------------------------------------------------
Bond Series ................. $ 1,783,852  $  --  $       --  $       --  $       --  $       --  $       --  $  888,249 $  895,603
Emerging Market Equity Series   3,540,987     --          --          --          --          --   3,540,987         --          --
Global Government Series ....   4,125,248     --          --          --          --          --          --   2,327,152  1,798,096
Government Securities Series   12,942,843     --   2,746,862      78,697   1,721,078   2,450,444          --   2,706,925  3,238,837
High Yield Series ...........  21,253,386     --     701,562   2,157,902          --          --   5,630,168   6,145,967  6,617,787
Money Market Series .........         671     --         141          --         530          --          --          --         --

(3) Transactions with Affiliates

Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreements also provide that certain series will be reimbursed for operating expenses and other expenses in excess of the expense limitation indicated below, calculated based on the average daily net assets of the series for the fiscal year. Management fees and expense limitations, respectively, are as follows:

                                                                   Total
                                                     Management   Expense
                                                        Fee      Limitation
     ----------------------------------------------------------------------
     Bond Series .................................     0.60%        N/A
     Emerging Markets Equity Series ..............     1.25%        N/A
     Global Asset Allocation Series ..............     0.75%*       N/A
     Global Governments Series ...................     0.75%*      1.25%
     Global Total Return Series ..................     0.75%*       N/A
     Government Securities Series ................     0.55%       1.25%
     High Yield Series ...........................     0.75%       1.25%
     International Investors Trust Series ........    0.975%*       N/A
     Money Market Series .........................     0.50%       0.60%
     Strategic Income Series .....................     0.75%        N/A

* The management fee for the Global Asset Allocation Series, Global Governments Series and Global Total Return Series is 0.75% of the first $300 million of average daily net assets of each of the series and 0.675% of the average daily net assets of each series in excess of $300 million. The management fee for the International Investors Trust Series is reduced to 0.925% of the average daily net assets in excess of $500 million.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser or Sun Life Assurance Company of Canada (U.S.), all of whom receive remuneration for their services to the series from MFS or Sun Life Assurance Company of Canada. Certain officers and Trustees of the series are officers or directors of MFS or Sun Life Assurance Company of Canada.

Administrator - Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

     First $2 billion ...........................  0.0175%
     Next $2.5 billion ..........................  0.0130%
     Next $2.5 billion ..........................  0.0005%
     In excess of $7 billion ....................  0.0000%

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                 Emerging      Global Asset       Global
                                                                  Market        Allocation      Government    Global Total
                                                 Bond Series   Equity Series      Series          Series      Return Series
---------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities .................... $ 85,123,835   $         --    $13,803,059     $111,290,285   $ 9,948,063
                                                ============   ============    ===========     ============   ===========
Investments (non-U.S. government securities) .. $100,906,461   $  8,889,523    $43,574,555     $  7,254,817   $26,588,471
                                                ============   ============    ===========     ============   ===========

Sales
U.S. government securities .................... $ 81,958,255   $         --    $13,490,332     $ 17,899,095   $15,804,954
                                                ============   ============    ===========     ============   ===========
Investments (non-U.S. government securities) .. $ 55,627,501   $ 30,721,701    $51,922,981     $  5,279,379   $25,775,235
                                                ============   ============    ===========     ============   ===========

                                                                Government                    International    Strategic
                                                                Securities     High Yield       Investors       Income
                                                                  Series         Series        Trust Series     Series
--------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities .................................   $224,246,924     $         --     $        --   $20,365,209
                                                               ============     ============     ===========   ===========
Investments (non-U.S. government securities) ...............   $ 27,624,073     $131,729,355     $41,183,570   $20,519,407
                                                               ============     ============     ===========   ===========

Sales
U.S. government securities .................................   $160,444,754     $         --     $        --   $13,629,505
                                                               ============     ============     ===========   ===========
Investments (non-U.S. government securities) ...............   $  1,354,611     $ 73,004,163     $42,862,382   $15,631,775
                                                               ============     ============     ===========   ===========

Purchases and sales of investments for Money Market Series which consist solely of short-term obligations, amounted to $5,763,031,000 and $5,632,341,000, respectively, excluding repurchase agreements.

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                                     Emerging      Global Asset      Global
                                                                      Market        Allocation     Government    Global Total
                                                    Bond Series    Equity Series      Series         Series      Return Series
-------------------------------------------------------------------------------------------------------------------------------
Aggregate cost .................................    $118,284,393    $37,042,845    $107,227,334    $57,122,861    $92,518,694
                                                    ============    ===========    ============    ===========    ===========
Gross unrealized appreciation ..................    $  1,161,144    $ 2,309,858    $  4,134,332    $   367,986    $ 6,261,882
                                                    ============    ===========    ============    ===========    ===========
Gross unrealized depreciation ..................    $ (1,003,519)   $(2,629,775)   $ (8,914,432)   $(3,605,425)   $(5,602,862)
                                                    ============    ===========    ============    ===========    ===========
   Net unrealized appreciation (depreciation)...    $    157,625    $  (319,917)   $ (4,780,100)   $(3,237,439)   $   659,020
                                                    ============    ===========    ============    ===========    ===========

                                                                                    International
                                                       Government        High         Investors         Money        Strategic
                                                       Securities        Yield          Trust           Market        Income
                                                         Series          Series        Series           Series        Series
-----------------------------------------------------------------------------------  ------------------------------------------
Aggregate cost .................................      $598,015,409    $422,421,774    $76,060,431    $577,076,689   $43,753,778
                                                      ============    ============    ===========    ============   ===========
Gross unrealized appreciation ..................      $  9,538,408    $  5,941,299    $ 5,042,027    $       --     $   567,997
                                                      ============    ============    ===========    ============   ===========
Gross unrealized depreciation ..................      $ (4,255,336)   $(70,334,829)   $(5,610,289)   $       --     $(2,858,427)
                                                      ============    ============    ===========    ============   ===========
   Net unrealized appreciation (depreciation)...      $  5,283,072    $(64,393,530)   $  (568,262)   $       --     $(2,290,430)
                                                      ============    ============    ===========    ============   ===========

(5) Shares of Beneficial Interest

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                                          Bond Series
                                                                 -------------------------------------------------------------
                                                                       Six Months Ended                    Year Ended
                                                                        June 30, 2001                  December 31, 2000
                                                                 ------------------------------   ----------------------------
                                                                     Shares          Amount          Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................   4,670,667      $51,876,723      3,010,433    $31,448,200
Shares issued to shareholders in reinvestment of distributions ..     379,065        4,112,856        240,907      2,377,758
Shares reacquired ...............................................  (1,131,262)     (12,423,606)    (1,326,147)   (13,821,361)
                                                                   ----------      -----------     ----------    -----------
  Net increase ..................................................   3,918,470      $43,565,973      1,925,193    $20,004,597
                                                                   ==========      ===========     ==========    ===========

                                                                                  Emerging Market Equity Series
                                                                 -------------------------------------------------------------
                                                                       Six Months Ended                    Year Ended
                                                                        June 30, 2001                  December 31, 2000
                                                                 ------------------------------   ----------------------------
                                                                     Shares          Amount          Shares         Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................     815,860      $ 7,388,547      2,617,789    $28,640,373
Shares issued to shareholders in reinvestment of distributions ..          --               --            480          4,883
Shares reacquired ...............................................    (815,792)      (7,220,857)    (1,838,522)   (19,898,365)
                                                                   ----------      -----------     ----------    -----------
  Net increase ..................................................          68      $   167,690        779,747    $ 8,746,891
                                                                   ==========      ===========     ==========    ===========

                                                                                 Global Asset Allocation Series
                                                                 -------------------------------------------------------------
                                                                       Six Months Ended                    Year Ended
                                                                        June 30, 2001                  December 31, 2000
                                                                 ------------------------------   ----------------------------
                                                                     Shares          Amount          Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................     270,500     $  3,755,449        786,765   $ 12,277,359
Shares issued to shareholders in reinvestment of distributions ..   1,157,700       14,552,293        434,887      6,501,564
Shares reacquired ...............................................    (821,888)     (11,393,208)    (1,234,191)   (19,162,515)
                                                                   ----------     ------------     ----------   ------------
  Net (increase) decrease .......................................     606,312     $  6,914,534        (12,539)  $   (383,592)
                                                                   ==========     ============     ==========   ============

                                                                                    Global Government Series
                                                                 -------------------------------------------------------------
                                                                       Six Months Ended                    Year Ended
                                                                        June 30, 2001                  December 31, 2000
                                                                 ------------------------------   ----------------------------
                                                                     Shares          Amount          Shares         Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................     546,772      $ 5,329,363      1,095,954   $ 10,634,317
Shares issued to shareholders in reinvestment of distributions ..          --               --        291,297      2,709,337
Shares reacquired ...............................................    (969,685)      (9,434,369)    (2,454,293)   (23,924,923)
                                                                   ----------      -----------     ----------   ------------
  Net decrease ..................................................    (422,913)     $(4,105,006)    (1,067,042)  $(10,581,269)
                                                                   ==========      ===========     ==========   ============

                                                                                  Global Total Return Series
                                                                 -------------------------------------------------------------
                                                                       Six Months Ended                    Year Ended
                                                                        June 30, 2001                  December 31, 2000
                                                                 ------------------------------   ----------------------------
                                                                     Shares          Amount          Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................     441,501      $ 6,575,689        620,667   $  9,774,587
Shares issued to shareholders in reinvestment of distributions ..     717,633        9,824,392        501,695      7,620,750
Shares reacquired ...............................................    (653,994)      (9,558,163)    (1,096,325)   (17,386,127)
                                                                   ----------      -----------     ----------   ------------
  Net increase ..................................................     505,140      $ 6,841,918         26,037   $      9,210
                                                                   ==========      ===========     ==========   ============

                                                                                  Government Securities Series
                                                                 -------------------------------------------------------------
                                                                       Six Months Ended                    Year Ended
                                                                        June 30, 2001                  December 31, 2000
                                                                 ------------------------------   ----------------------------
                                                                     Shares          Amount          Shares         Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................  11,948,014    $ 157,376,360     13,316,615  $ 166,872,071
Shares issued to shareholders in reinvestment of distributions ..   2,656,928       33,875,836      2,636,600     31,085,513
Shares reacquired ...............................................  (9,782,981)    (128,692,230)   (13,637,100)  (171,195,385)
                                                                   ----------    -------------    -----------  -------------
  Net increase ..................................................   4,821,961    $  62,559,966      2,316,115  $  26,762,199
                                                                   ==========    =============    ===========  =============

                                                                                       High Yield Series
                                                                 -------------------------------------------------------------
                                                                       Six Months Ended                    Year Ended
                                                                        June 30, 2001                  December 31, 2000
                                                                 ------------------------------   ----------------------------
                                                                     Shares          Amount          Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................  12,404,854     $ 96,374,712     14,576,210  $ 120,523,397
Shares issued to shareholders in reinvestment of distributions ..   4,734,402       34,466,447      3,815,172     31,322,565
Shares reacquired ...............................................  (8,862,365)     (68,417,021)   (14,115,238)  (119,638,758)
                                                                   ----------     ------------    -----------  -------------
  Net increase ..................................................   8,276,891     $ 62,424,138      4,276,144  $  32,207,204
                                                                   ==========     ============    ===========  =============

                                                                             International Investors Trust Series
                                                                 -------------------------------------------------------------
                                                                       Six Months Ended                    Year Ended
                                                                        June 30, 2001                  December 31, 2000
                                                                 ------------------------------   ----------------------------
                                                                     Shares          Amount          Shares         Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................     539,930      $ 6,407,429      3,865,954   $ 54,417,301
Shares issued to shareholders in reinvestment of distributions ..     819,519        8,875,394        635,318      8,475,145
Shares reacquired ...............................................    (623,581)      (7,372,760)    (3,844,523)   (54,384,605)
                                                                     --------      -----------     -----------  ------------
  Net increase ..................................................     735,868      $ 7,910,063        656,749   $  8,507,841
                                                                     ========      ===========     ==========   ============

                                                                                      Money Market Series
                                                                 -------------------------------------------------------------
                                                                       Six Months Ended                    Year Ended
                                                                        June 30, 2001                  December 31, 2000
                                                                 ------------------------------   ----------------------------
                                                                     Shares          Amount          Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................  412,987,948   $ 412,987,948    765,404,348  $ 765,404,348
Shares issued to shareholders in reinvestment of distributions ..   12,850,791      12,850,791     25,006,334     25,006,334
Shares reacquired ............................................... (321,268,737)   (321,268,737)  (815,954,505)  (815,954,505)
                                                                  ------------    ------------   ------------   ------------
  Net increase (decrease) .......................................  104,570,002   $ 104,570,002    (25,543,823) $ (25,543,823)
                                                                  ============   =============   ============  =============

                                                                                     Strategic Income Series
                                                                 -------------------------------------------------------------
                                                                       Six Months Ended                    Year Ended
                                                                        June 30, 2001                  December 31, 2000
                                                                 ------------------------------   ----------------------------
                                                                     Shares          Amount          Shares         Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold .....................................................    1,338,879     $13,614,664      1,910,030    $19,080,049
Shares issued to shareholders in reinvestment of distributions ..      158,048       1,561,519         94,139        906,553
Shares reacquired ...............................................     (388,191)     (3,927,265)      (624,017)    (6,299,972)
                                                                     ---------     -----------      ---------    -----------
  Net increase ..................................................    1,108,736     $11,248,918      1,380,152    $13,686,630
                                                                     =========     ===========      =========    ===========

(6) Line of Credit

The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to each series for the six months ended June 30, 2001, was as follows:

                                                            Commitment Fee
     ---------------------------------------------------------------------
     Bond Series ..........................................    $   751
     Emerging Market Equity Series ........................        176
     Global Asset Allocation Series .......................        783
     Global Government Series .............................        523
     Global Total Return Series ...........................        621
     Government Securities Series .........................      3,925
     High Yield Series ....................................      3,297
     International Investors Trust Series .................        486
     Money Market Series ..................................      4,027
     Strategic Income Series ..............................        276

(7) Financial Instruments

Certain series of the trust trade financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions -- Global Asset Allocation Series
-------------------------------------------------------------

                                                      Number of     Premiums
                                                      Contracts     Received
   --------------------------------------------------------------------------
   Outstanding, beginning of period ................      4       $ 362,056
   Options written .................................     14         959,398
   Options terminated in closing transactions ......    (11)       (675,783)
   Options exercised ...............................     (2)       (172,569)
   Options expired .................................     (2)       (116,103)
                                                        ---       ---------
   Outstanding, end of period ......................      3       $ 356,999
                                                        ===       =========

Written Option Transactions -- Global Government Series
-------------------------------------------------------

                                                      Number of     Premiums
                                                      Contracts     Received
   --------------------------------------------------------------------------
   Outstanding, beginning of period ................      2       $ 139,688
   Options written .................................      2         195,166
   Options terminated in closing transactions ......     (3)       (239,308)
                                                        ---       ---------
   Outstanding, end of period ......................      1       $  95,546
                                                        ===       =========

Written Option Transactions -- Global Total Return Series
---------------------------------------------------------

                                                      Number of     Premiums
                                                      Contracts     Received
   --------------------------------------------------------------------------
   Outstanding, beginning of period ................      1        $ 17,162
   Options written .................................      2          27,324
   Options terminated in closing transactions ......     (2)        (31,109)
                                                        ---        --------
   Outstanding, end of period ......................      1        $ 13,377
                                                        ===        ========

Written Option Transactions -- Strategic Income Series
------------------------------------------------------

                                                      Number of     Premiums
                                                      Contracts     Received
   --------------------------------------------------------------------------
   Outstanding, beginning of period ................      3        $ 70,528
   Options written .................................      2          45,682
   Options terminated in closing transactions ......     (3)        (67,312)
   Options expired .................................     (1)        (13,124)
   Options exercised ...............................     (1)        (35,774)
                                                        ---        --------
   Outstanding, end of period ......................     --        $     --
                                                        ===        ========

At June 30, 2001, each series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
-------------------------------------------

                                                                                                                Net Unrealized
                                             Settlement         Contracts to                       Contracts     Appreciation
Series                          Transaction    Date            Deliver/Receive  In Exchange For    at Value     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Global Asset Allocation Series  Sales         9/17/01    AUD      2,045,771       $ 1,059,710     $ 1,040,556      $ 19,154
                                              4/30/02    BRL      1,499,899           584,186         578,394         5,792
                                              9/17/01    DKK      4,796,545           544,814         544,840           (26)
                                              9/17/01    EUR      6,817,406         5,786,069       5,768,205        17,864
                                              9/17/01    GBP      1,675,152         2,320,085       2,352,195       (32,110)
                                              7/31/01    JPY    180,624,674         1,518,480       1,452,990        65,490
                                              9/17/01    NZD          7,733             3,220           3,116           104
                                              9/17/01    SEK     14,253,678         1,296,013       1,309,883       (13,870)
                                              9/17/01    SGD      2,865,652         1,590,262       1,577,912        12,350
                                                                                  -----------     -----------      --------
                                                                                  $14,702,839     $14,628,091      $ 74,748
                                                                                  ===========     ===========      ========

                                -------------------------------------------------------------------------------------------
                                Purchases     7/31/01    AUD      2,941,536       $ 1,518,480     $ 1,498,320      $(20,160)
                                              4/30/02    BRL      1,548,678           584,186         597,204        13,018
                                              9/17/01    JPY    210,705,228         1,712,424       1,703,434        (8,990)
                                                                                  -----------     -----------      --------
                                                                                  $ 3,815,090     $ 3,798,958     $(16,132)
                                                                                  ===========     ===========      ========

At June 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $66,850 with CS First Boston and a net payable of $420,215 with Deutsche Bank, $198,660 with Merrill Lynch and, $36,502 with UBS Warburg.


                                             Settlement         Contracts to                       Contracts    Net Unrealized
Series                          Transaction    Date            Deliver/Receive  In Exchange For    at Value      Depreciation
------------------------------------------------------------------------------------------------------------------------------
Global Government Series        Sales         9/17/01    AUD         67,821       $    35,131     $    34,496      $    635
                                              9/17/01    DKK      1,892,987           215,015         215,025           (10)
                                              9/17/01    SEK      1,764,265           160,415         162,132        (1,717)
                                                                                  -----------     -----------      --------
                                                                                  $   410,561     $   411,653      $ (1,092)
                                                                                  ===========     ===========      ========

                                -------------------------------------------------------------------------------------------
                                Purchases     9/17/01    EUR      2,143,898       $ 1,819,569     $ 1,813,951      $ (5,618)
                                              9/17/01    NZD         49,890            20,774          20,106          (668)
                                                                                  -----------     -----------      --------
                                                                                  $ 1,840,343     $ 1,834,057      $ (6,286)
                                                                                  ===========     ===========      ========

At June 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $747 with Merrill Lynch and a net payable of $474,225 with Deutsche Bank, and $586 with UBS Warburg.

                                                                                                                Net Unrealized
                                             Settlement         Contracts to                       Contracts     Appreciation
Series                          Transaction    Date            Deliver/Receive  In Exchange For    at Value     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Global Total Return Series      Sales         9/17/01    DKK     10,476,336       $ 1,189,952     $ 1,190,008      $    (56)
                                              9/17/01    NZD      2,165,601           901,735         872,752        28,983
                                              9/17/01    SEK      5,561,252           505,656         511,068        (5,412)
                                                                                  -----------     -----------      --------
                                                                                  $ 2,597,343     $ 2,573,828      $ 23,515
                                                                                  ===========     ===========      ========

                                -------------------------------------------------------------------------------------------
                                Purchases     9/17/01    AUD         66,604       $    34,501     $    33,877      $   (624)
                                              9/17/01    EUR        235,784           200,115         199,497          (618)
                                                                                  -----------     -----------      --------
                                                                                  $   234,616     $   233,374      $ (1,242)
                                                                                  ===========     ===========      ========

At June 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $42,271 with Deutsche Bank and a net payable of $4,149 with Merrill Lynch.

                                                                                                                Net Unrealized
                                             Settlement         Contracts to                       Contracts     Appreciation
Series                          Transaction    Date            Deliver/Receive  In Exchange For    at Value     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
High Yield Series               Sales         9/17/01    EUR      1,961,909       $ 1,665,111     $ 1,659,970      $  5,141
                                                                                  ===========     ===========      ========

                                -------------------------------------------------------------------------------------------
                                Purchases     9/17/01    GBP        129,250       $   179,011     $   181,489      $  2,478
                                                                                  ===========     ===========      ========


At June 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $9,826 with Deutsche Bank and a net receivable of $2,349 with CS First Boston Corp.

                                                                                                                Net Unrealized
                                             Settlement         Contracts to                       Contracts     Appreciation
Series                          Transaction    Date            Deliver/Receive  In Exchange For    at Value     (Depreciation)
------------------------------------------------------------------------------------------------------------------------------
Strategic Income Series         Sales         9/17/01    DKK        588,295       $    66,822     $    66,825      $     (3)
                                              9/17/01    EUR      2,885,098         2,448,640       2,441,080         7,560
                                              9/17/01    NZD      2,320,638           966,290         935,232        31,058
                                                                                  -----------     -----------      --------
                                                                                  $ 3,481,752     $ 3,443,137      $ 38,615
                                                                                  ===========     ===========      ========

                                -------------------------------------------------------------------------------------------
                                Purchases     9/17/01    AUD          1,652       $       856     $       841      $    (15)
                                              9/17/01    NZD      1,278,490           532,351         515,240       (17,111)
                                              9/17/01    SEK         10,896               990           1,001            11
                                                                                  -----------     -----------      --------
                                                                                  $   534,197     $   517,082     $ (17,115)
                                                                                  ===========     ===========      ========


At June 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $1,065 with UBS Warburg and a net payable of $1,247 with Deutsche Bank, $2,045 with Merrill Lynch and, $12,345 with CS First Boston Corp.

At June 30, 2001, each series had sufficient cash and/or securities to cover any commitments under these contracts

Futures Contracts -- Global Asset Allocation Series
---------------------------------------------------

                                                                                                   Unrealized
Description                               Expiration            Contracts          Position       Appreciation
----------------------------------------------------------------------------------------------------------------
DJ Euro Stoxx 50 Index                   September 2001             80               Long         $  (43,210)
FTSE 100 Index                           September 2001             71              Short            230,992
Japan Government Bonds                   September 2001              8               Long             24,374
Nikkei 225                               September 2001             21              Short             17,764
S&P 500 Index Futures                    September 2001              7               Long            (38,728)
S&P Barra Growth Index Futures           September 2001             31              Short             77,993
S&P 500 Barra Value Index Futures        September 2001             38               Long           (117,195)
                                                                                                  ----------
                                                                                                  $  151,990
                                                                                                  ==========

At June 30, 2001, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Restricted Securities

Each series of the trust may invest not more than a certain amount of its total assets in securities which are subject to legal or contractual restrictions on resale. Such restrictions range between 0% and 15 % of the series' net assets.

At June 30, 2001, the High Yield Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.3% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                         Date of        Share
Series                   Description                                   Acquisition      Amount        Cost          Value
---------------------------------------------------------------------------------------------------------------------------
High Yield Series        Airplane Pass-Thru Trust, 10.875s, 2019         3/13/96          691      $  691,390    $  414,834
                         Atlantic Gulf Communities Corp.                 9/25/95           30              --            --
                         Metal Management, Inc., 10s, 2008                5/8/98        1,275       1,082,625        38,250
                         MMI Products, Inc., 13s, 2007                   6/29/01          625         625,000       625,000
                                                                                                   ----------    ----------
                                                                                                   $2,399,015    $1,078,084
                                                                                                   ==========    ==========

(9) Change in Accounting Principle

As required, effective January 1, 2001, the series' adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the series' did not amortize premium on debt securities. Based on securities held by the fund on January 1, 2001, the cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in the following:

                                                                           Global Asset    Global
                                                                 Bond       Allocation   Governments   Global Total
                                                                Series        Series       Series      Return Series
----------------------------------------------------------------------------------------------------------------------
Reduction in cost of securities ............................   $(51,888)     $(32,985)    $(165,259)     $(198,519)
                                                               ========      ========     =========      =========
Increase in net unrealized appreciation (depreciation) .....   $ 51,888      $ 32,985     $ 165,259      $ 198,519
                                                               ========      ========     =========      =========

                                                                            Government        High         Strategic
                                                                            Securities        Yield         Income
                                                                              Series         Series         Series
---------------------------------------------------------------------------------------------------------------------
Reduction in cost of securities ............................               $(2,670,864)    $(512,296)      $(44,940)
                                                                           ===========     =========       ========
Increase in net unrealized appreciation (depreciation) .....               $ 2,670,864     $ 512,296       $ 44,940
                                                                           ===========     =========       ========

The effect of this change for the six months ended June 30, 2001 was the following:

                                                                              Global Asset    Global
                                                                     Bond      Allocation   Governments   Global Total
                                                                    Series       Series       Series      Return Series
------------------------------------------------------------------------------------------------------------------------
Decrease net investment income ..................................  $(47,107)    $(52,578)    $(116,817)     $ (45,965)
                                                                   ========     ========     =========      =========
Increase (decrease) net unrealized appreciation (depreciation) ..  $(20,434)    $ 40,390     $  39,066      $ (83,760)
                                                                   ========     ========     =========      =========
Increase net realized gains (losses) ............................  $ 67,541     $ 12,188     $  77,751      $ 129,725
                                                                   ========     ========     =========      =========

                                                                               Government      High          Strategic
                                                                               Securities      Yield          Income
                                                                                 Series        Series         Series
----------------------------------------------------------------------------------------------------------------------
Decrease net investment income ...........................................     $(641,685)    $ (59,658)      $(14,952)
                                                                               =========     =========       ========
Increase (decrease) net unrealized appreciation (depreciation) ...........     $  93,799     $ (48,333)      $ (8,581)
                                                                               =========     =========       ========
Increase net realized gains (losses) .....................................     $ 547,886     $ 107,991       $ 23,533
                                                                               =========     =========       ========


The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.


--------------------------------------------------------------------------------

This MFS(R)/Sun Life Series Trust Semiannual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

MFS(R)/Sun Life Series Trust
500 Boylston Street, Boston, MA 02116-3741

Trustees

C. James Prieur,# Chairman and President
President and Chief Operating Officer, Sun Life Assurance Company of Canada Toronto, Canada

Samuel Adams, Trustee
of Counsel, Kirkpatrick & Lockhart LLP, (Attorneys)
Boston, Massachusetts

J. Kermit Birchfield,+ Trustee
Consultant; Chairman, Displaytech, Inc.;
Managing Director, Century Partners, Inc., (investments)
Gloucester, Massachusetts

Robert C. Bishop,+ Trustee
Chairman, Director, President and Chief Executive Officer, AutoImmune Inc. (pharmaceutical product development)
Pasadena, CA

Frederick H. Dulles,+ Trustee
Partner, McFadden, Pilkington & Ward (solicitors and registered foreign lawyers) New York, NY

William R. Gutow,+ Trustee
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment Management Company, (video franchise) Dallas, Texas

David D. Horn,# Trustee
Former Senior Vice President and General Manager,
Sun Life Assurance Company of Canada,
New Vineyard, Maine

Garth Marston, Trustee Emeritus
Former Chairman, The Provident Institution for Savings,
Boston, Massachusetts

Derwyn F. Phillips,+ Trustee
Former Vice Chairman, The Gillette Company,
Marblehead, Massachusetts

Ronald G. Steinhart,+ Trustee
Private Investor; Vice Chairman and Director, Bank One, Texas, N.A.
Dallas, TX

Haviland Wright,+ Trustee
Chairman and Chief Executive Officer, Displaytech, Inc.
(manufacturer of liquid crystal display technology)
Boulder, CO

Officers

C. James Prieur,# President
Stephen E. Cavan,* Secretary and Clerk
James R. Bordewick, Jr.,* Assistant Secretary
James O. Yost,* Treasurer
Mark E. Bradley,* Assistant Treasurer
Robert R. Flaherty,* Assistant Treasurer
Laura F. Healy,* Assistant Treasurer
Ellen Moynihan,* Assistant Treasurer

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

Portfolio Managers*
William J. Adams
S. Irfan Ali
David A. Antonelli
John W. Ballen
Stephen C. Bryant
David M. Calabro
Barry P. Dargan
Dale A. Dutile
Mitchell D. Dynan
Kenneth J. Enright
Joseph C. Flaherty, Jr.
Steven R. Gorham
David S. Kennedy
Geoffrey L. Kurinsky
John E. Lathrop
John D. Laupheimer, Jr.
Michael A. Lawless
Paul M. McMahon
Constantinos Mokas
Liehar Moy
Steven E. Nothern
Lisa B. Nurme
Stephen Pesek
Mark# Regan
Bernard# Scozzafava
David# E.# Sette-Ducati
Maura# A.# Shaughnessy
Toni# Y.# Shimura
Frederick# J.# Simmons
James# T.# Swanson
Brooks# Taylor
Terri# A. Vitozzi
Neil# D. Wagner

#Sun Life Assurance Company of Canada
+Independent Trustee
*MFS Investment Management(R)



                                                               SUN-3A 8/01 29.4M